UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-10303


                                  Buffalo Funds
               (Exact name of registrant as specified in charter)



                               5420 W. 61st Place
                            Shawnee Mission, KS 66205
               (Address of principal executive offices) (Zip code)



                                 Kent W. Gasaway
                               5420 W. 61st Place
                            Shawnee Mission, KS 66205
                     (Name and address of agent for service)



                                 (913) 384-1513
               Registrant's telephone number, including area code




Date of fiscal year end: March 31, 2010


Date of reporting period: September 30, 2009




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ITEM 1. REPORTS TO STOCKHOLDERS.

                               SEMI-ANNUAL REPORT
















                                                                   BUFFALO FUNDS
                                                              SEPTEMBER 30, 2009









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


                           Message to Our Shareholders
                                   (UNAUDITED)

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The stock market has confounded the skeptics, producing the best third quarter since 1970 and Tending September near its highs for the year. The rally that began in early spring powered ahead over the summer as the global economy regained its footing and investor fear subsided. As of September 30, 2009, the Dow, S&P and Russell 2000 were up 48%, 56%, 78%, respectively, from the March lows, which is the largest rally in seven decades. Our Funds have rallied sharply as well, and a number of our Funds have outperformed during this upturn. Others have trailed slightly, but given our better-than-benchmark performance throughout the decline, we have been able to maintain outperformance for the longer term time periods in almost every Fund.

We implemented a "soft" close of the Buffalo Small Cap Fund in May, after having reopened the Fund for the first time in roughly six years back in November. As the market started to rally, investors started to make new allocations to funds with strong performance and we saw a strong upswing in inflows. At that point we decided it was in the best interest of existing shareholders that we take another step in closing it. As of October 5, 2009, the Fund is only open to trades for existing shareholders and 401k plans and employer sponsored retirement plans. We also allowed an exception for some model-based allocation products.

It is widely anticipated that 2010 consumer spending will be constrained by a higher savings rate, tight credit, high unemployment and low confidence. We still feel strongly that the unemployment rate will breach 10% in the near-term and remain stubbornly high throughout most of 2010. However, we cannot lose sight that the most important factor to watch for in 2010 is not the unemployed, but the potential spending by the 90% of the people that are employed. This is where the savings rate, credit availability and consumer confidence become intertwined. The recent rise in the savings rate coincided with a plunge in consumer confidence to all-time lows -- it took a housing crisis, massive job losses and a stock market crash to get consumers fearful enough to save instead of shop. Consumer confidence has risen sharply off the March 2009 low, but still remains roughly half of where it was in mid 2007. This rally in confidence has been lifted by the stock market rally and five straight months of increases in home prices. One would think that if confidence continued to build we could see a pause in saving and a meaningful lift in auto sales (beyond the cash for clunkers bounce), home sales and other manufactured goods. Improved business confidence would then lead to some rehiring and the recovery would become self-sustaining.

The key to improved consumer spending (beyond confidence) will likely be the credit environment. While mainstream consumers or small business owners may not have experienced it yet, the pieces are being put in place for banks to want to make loans again. The recent collapse in yields may soon force banks to return to more normal lending -- to produce profits they are going to need to make more loans. This second phase of the credit recovery, when it occurs, will help fuel auto, home, boat, RV, business equipment and other big-ticket sales to consumers and businesses with the "confidence to buy", but nowhere to get a loan. This second phase will be key to revenue growth and much higher profitability in 2010. However, if consumers remain fearful and continue to boost savings throughout 2010, or if bank credit remains exceedingly tight, then the days of this rally are likely numbered.

While the 2010 economic environment could remain challenging, it's one we believe we can effectively navigate and potentially benefit from. We will continue our strategy of accumulating "premier" growth companies on weakness. We remain convinced that companies exhibiting growth and resilient profitability in tough times will eventually be rewarded premium valuations as the environment improves.

Thank you for your continued investment in our Funds.


/s/ KENT W. GASAWAY
-------------------
Kent W. Gasaway
President, Buffalo Funds


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MUTUAL FUND INVESTING INVOLVES RISK; LOSS OF PRINCIPAL IS POSSIBLE. OPINIONS EXPRESSED ARE SUBJECT TO CHANGE, ARE NOT GUARANTEED AND SHOULD NOT BE CONSIDERED INVESTMENT ADVICE. Please see the following Semi-Annual Report for the Funds' holdings information.

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2

                               Investment Results

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
TOTAL RETURNS AS OF SEPTEMBER 30, 2009 (UNAUDITED)
                                                                                               AVERAGE ANNUAL
                                                            GROSS                 ----------------------------------------
                                                           EXPENSE       SIX                                       SINCE
                                                           RATIO*       MONTHS    ONE YEAR  FIVE YEARS TEN YEARS INCEPTION
--------------------------------------------------------------------------------------------------------------------------
BUFFALO BALANCED FUND (INCEPTION DATE 8/12/94) ...........  1.03%       29.18%      -0.40%    4.67%     5.18%       6.45%
S&P 500 Index ............................................   N/A        34.02%      -6.91%    1.02%    -0.15%       7.59%
S&P 500 Index & Merrill Lynch High Yield
Master Index Weighted Average** ..........................   N/A        36.53%       4.12%    3.09%     2.57%       7.69%
Lipper Balanced Funds Index ..............................   N/A        26.39%       2.34%    3.17%     3.13%       6.74%
BUFFALO CHINA FUND (INCEPTION DATE 12/18/06) .............  1.83%       43.70%      11.34%      N/A       N/A      -8.45%
MSCI China Free Index ....................................   N/A        46.18%      32.21%      N/A       N/A      10.40%
S&P Hong Kong GEM Index ..................................   N/A        96.56%      38.50%      N/A       N/A     -14.13%
BUFFALO GROWTH FUND (INCEPTION DATE 5/19/95) .............  1.05%       39.96%      -0.44%    3.46%     3.58%       8.33%
Russell 1000 Growth Index ................................   N/A        32.58%      -1.85%    1.86%    -2.56%       5.70%
S&P 500 Index ............................................   N/A        34.02%      -6.91%    1.02%    -0.15%       6.97%
Lipper Multi-Cap Growth Fund Index .......................   N/A        38.14%      -0.39%    2.55%    -0.62%       5.77%
BUFFALO HIGH YIELD FUND (INCEPTION DATE 5/19/95) .........  1.03%       30.89%      17.47%    5.00%     6.78%       7.48%
Merrill Lynch High Yield Master Index ....................   N/A        40.29%      21.88%    5.95%     6.28%       6.86%
Lipper High Yield Bond Funds Index .......................   N/A        36.51%      12.14%    4.06%     3.81%       5.05%
BUFFALO INTERNATIONAL FUND (INCEPTION DATE 9/28/07) ......  1.20%       50.47%       8.41%      N/A       N/A     -10.14%
MSCI EAFE Index ..........................................   N/A        49.85%       3.23%      N/A       N/A     -15.26%
MSCI AC WORLD Index Ex USA ...............................   N/A        52.71%       5.89%      N/A       N/A     -14.07%
Lipper International Fund Index ..........................   N/A        50.51%       4.05%      N/A       N/A     -14.16%
BUFFALO LARGE CAP FUND (INCEPTION DATE 5/19/95) ..........  1.09%       42.62%       7.64%    2.76%     2.19%       7.44%
Russell 1000 Growth Index ................................   N/A        32.58%      -1.85%    1.86%    -2.56%       5.70%
S&P 500 Index ............................................   N/A        34.02%      -6.91%    1.02%    -0.15%       6.97%
Lipper Large-Cap Growth Fund Index .......................   N/A        34.11%      -1.56%    1.51%    -3.00%       4.96%
BUFFALO MICRO CAP FUND (INCEPTION DATE 5/21/04) ..........  1.55%       62.50%      -0.05%   -1.00%       N/A      -1.61%
Russell Microcap Growth Index ............................   N/A        53.88%      -0.74%    0.02%       N/A      -0.36%
Russell 2000 Index .......................................   N/A        43.95%      -9.55%    2.41%       N/A       3.26%
Lipper Micro-Cap Funds Index .............................   N/A        50.00%      -3.78%    1.16%       N/A       1.44%
BUFFALO MID CAP FUND (INCEPTION DATE 12/17/01) ...........  1.02%       39.91%       9.73%    5.34%       N/A       5.23%
Russell Midcap Growth Index ..............................   N/A        41.89%      -0.40%    3.75%       N/A       3.22%
Russell Midcap Index .....................................   N/A        45.71%      -3.55%    3.89%       N/A       5.71%
S&P Midcap 400 Index .....................................   N/A        42.47%      -3.11%    4.53%       N/A       5.68%
Lipper Mid-Cap Growth Funds Index ........................   N/A        41.19%      -0.38%    4.89%       N/A       2.98%
BUFFALO SCIENCE & TECHNOLOGY FUND (INCEPTION DATE 4/16/01)  1.03%       40.47%      12.98%    5.52%       N/A       3.79%
NASDAQ Composite Index ...................................   N/A        38.85%       1.46%    2.27%       N/A       1.26%
S&P 500 Index ............................................   N/A        34.02%      -6.91%    1.02%       N/A       0.60%
Lipper Science & Technology Funds Index ..................   N/A        40.32%       9.91%    4.47%       N/A      -1.42%
NYSE ARCA TECH 100 Index .................................   N/A        34.89%       5.28%    3.96%       N/A       2.28%
BUFFALO SMALL CAP FUND (INCEPTION DATE 4/14/98) ..........  1.01%       38.93%      12.43%    5.41%    13.07%      12.20%
Russell 2000 Growth Index ................................   N/A        43.06%      -6.32%    2.91%     1.10%       0.64%
Russell 2000 Index .......................................   N/A        43.95%      -9.55%    2.41%     4.88%       3.28%
S&P Smallcap 600 Index ...................................   N/A        43.65%     -10.61%    2.83%     7.07%       4.96%
Lipper Small-Cap Growth Funds Index ......................   N/A        39.74%      -3.75%    2.01%     2.47%       2.25%

*    As reported in the Funds' Prospectus dated July 31, 2009.

** THE PERFORMANCE FIGURE SHOWN FOR COMPARISON PURPOSES IS A WEIGHTED AVERAGE MADE UP OF 60% OF THE S&P 500 INDEX AND 40% OF THE MERRILL LYNCH HIGH YIELD MASTER INDEX. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT OF THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 1-800-49-BUFFALO OR BY VISITING THE WEBSITE AT WWW.BUFFALOFUNDS.COM.

     THE BUFFALO BALANCED, INTERNATIONAL, CHINA, LARGE CAP, MID CAP, SCIENCE & TECHNOLOGY AND GROWTH FUNDS IMPOSE A 2.00% REDEMPTION FEE ON SHARES HELD FOR LESS THAN 60 DAYS AND THE BUFFALO HIGH YIELD, MICRO CAP AND SMALL CAP FUNDS IMPOSE A 2.00% REDEMPTION FEE ON SHARES HELD LESS THAN 180 DAYS. PERFORMANCE DATA DOES NOT REFLECT THE REDEMPTION FEE. IF REFLECTED, TOTAL RETURNS WOULD BE REDUCED.

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                                                                               3

                           Portfolio Management Review
                                   (UNAUDITED)
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         The BUFFALO BALANCED FUND was up 29.18% in the six months ended
9/30/09, outperforming its peers as tracked by the Lipper Balanced Fund Index which was up 26.39%.

         The Fund had strong performance across its bond allocation, representing about 36% of the portfolio. We believe there continue to be many investment opportunities in the high yield market that offer favorable risk/reward profiles. As we look to add new names to our Fund, we remain focused on identifying companies that have the following credit characteristics: leading market positions in growth industries; high barriers to entry; sustainable margin structures; manageable balance sheet leverage; adequate liquidity; and improving credit metrics.

         The Fund's bond allocation is invested in convertible bonds, convertible preferred and high-yield bonds. The Fund buys mostly unsecured, high yield bonds with S&P ratings of BBB* or lower, feeling that our research team's depth, experience and expertise can add value in that area. We continue to stay away from emerging market bonds, collateralized debt obligations, and most bonds issued in connection with leveraged buyouts.

         Approximately 55% of the portfolio is in equities, focusing on dividend paying stocks. The Fund has a heavy weighting in energy, reflecting our belief that dividends will likely continue to be increased. We buy companies that appear to have good cash flows, stock repurchases and historically rising earnings.

         All sectors were positive for the Fund, energy was the top contributing sector in the Fund during this period; other strong contributors included consumer staples and industrials.

         The Fund is actively managed with the goal of providing consistent increasing income plus capital appreciation, investing in a combination of stocks and bonds. The Fund remains well positioned, having generated high current income in an environment when interest rates are quite low, which also helped to buffer price volatility somewhat. The Fund's current allocation between stocks and bonds and within various sectors remains favorable, in our view, for weathering a tough market and weak economy.

         As markets around the world continued to recover, movements in the Chinese markets were among the strong- est. Investor confidence in China's growth continued, centered on the expectation that government stimulus and domestic consumption would make up for the shortfall in exports.

         The BUFFALO CHINA FUND was up 43.70% in the six month period ended 9/30/2009, up 40.00% year to date. The MSCI CHINA FREE Net (USD) Index was up 46.18% over the last six months, up 48.13% YTD.

         Some of the Fund's stronger performing stocks included Jolimark Holdings, manufacturers and distributors of print- ers, tax control equipment, projectors and other electronic products, HC International, informational resource for institutional investors, brokerage firms and accredited investors, and Jiangxi Copper Co, copper mining and refining, production of copper cathodes and related products. The portfolio was most helped by continued strong exposure to energy and materials sectors. Poorly performing stocks included China Green Holdings Ltd. and Datang International Power Generation Company Ltd. Year to date, one of the principal reasons for the underperformance was the Fund's holding in Kwang Sung Electronics. Trading in the Kwang Sung was halted for a time due to lack of liquidity. After the stock re-opened for trading there were some hedge funds that were forced to liquidate their positions. Aside from Kwang Sung, relative performance across the portfolio was good year to date.

         In this macroeconomic environment, we continue to believe that China will have attractive Gross Domestic Product ("GDP") growth in 2009. The Fund has continued to reduce some holdings in some of the smaller capitalization companies held previously and is further concentrated in some of the larger companies that are generating significant cash, fit our growth trend strategy and are trading at what we feel are attractive valuations. We continued to take the opportunity in this past quarter to further diversify the portfolio into some of the sectors that we believe will benefit from increasing domestic consumption, such as retail, financials and healthcare.

         China is clearly a key place to find growth in 2009; forecasts for Chinese economic growth are in the range of 8-9%, and strategists post forecasts for 2010 that are even higher. We continue to believe that investment opportunities in China remain excellent, especially over the long term, as the economy shifts more and more from being an export-driven economy to one fueled by internal domestic demand. China remains a low-cost production center with a relatively flexible labor market. In addition, government debt-to-GDP is low compared to the developed world, which gives the government further leeway to provide fiscal stimulus to the economy. Finally, the high savings rate coupled with very low debt among the population provides opportunity for stimulating domestic consump- tion. We believe this is the time to have an appropriate allocation to this emerging market.

         The BUFFALO GROWTH FUND outperformed the Russell 1000 Growth benchmark during the six months ended 2009. The Fund was up 39.96% while the Russell 1000 Growth Index appreciated 32.58% during the same period. The Fund has also outperformed the Index for the 1-, 3-, 5- and 10-year periods ending 9/30/09.

         Towards the end of 2008 we positioned the Buffalo Growth Fund into a pro-cyclical stance; moving from the defensive stance we had established back in the first half of 2008. With the significant moves the market has had over the past six months, we have


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4
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persistently moved capital out of investments when we believed the risk-adjusted returns became less appealing, with the continued goal of having the portfolio positioned in a pro-cyclical stance. We have allowed our cash position to build slightly, positioning the Fund to be able to take advantage of potential buying opportunities during the corporate earnings report season. We believe that although this market will likely be range bound the rest of the year, the market is poised to continue a general uptrend given the improved operating leverage that now exists.

         Over the past year, companies have been implementing significant operating cost reductions to offset the dire macroeconomic environment. Sales have not only been negatively impacted by the recession, but also by the inventory workdown, as companies opted to lower inventories to reflect macroeconomic conditions. These factors have positioned companies to have significant operating leverage as worldwide economic growth "normalizes". With a majority of the cost-cutting initiatives completed, the focus has now turned to revenue growth, or stabilization, to allow companies to benefit from the new level of operating leverage.

         In using the 2001 recession as a proxy, big operating leverage gains did not begin to appear until two years post the earnings trough. Nonetheless, no two recessions are alike. We believe that throughout most industries, the inventory workdown is complete and will provide some revenue relief in the next couple of quarters. Also, the magnitude of the world stimulus is unprecedented and is still in its infancy stage. Since the Fund's inception in 1995, we have sought well-positioned and well-managed U.S. growth companies that stand to benefit from international expansion and emerging markets' growth. We believe that the stimulus action taken throughout the world will reignite growth. While our focus continues to be on companies benefiting from true secular growth prospects regardless of macroeconomic conditions, they should benefit from the worldwide stimulus.

         The Fund's outperformance of the index derived from our three largest sectors, consumer discretionary, infor- mation technology and industrial. Although we have underweighted healthcare, concerns of healthcare reform have still had a negative impact on our holdings year-to-date, as healthcare reform legislation uncertainty remained a headlines risk.

         We let our bottom up stock selection drive our portfolio construction and sector allocations. At the end of the September, Consumer Discretionary, Industrials, Energy and Technology were modestly over weighted to inline relative to the benchmark while Consumer Staples, Financials and Healthcare were underweighted. We held 51 securities with a median market capitalization of $11.8 billion. Over the last 5 years, our median market capitalization has ranged between $10 billion and $12 billion. We feel we are still offensively positioned but we have moderated the stance due to rising valuations. We are also holding slightly more cash to take advantage of near term market volatility and company specific dislocations as the market deciphers the recovery's nature and pace.

         The Buffalo Growth Fund invests in U.S. based com- panies that are beneficiaries of global growth trends. We seek well positioned and well managed U.S. growth companies that stand to benefit from international expansion and emerging markets' growth. We believe that U.S.-based companies born into our free market economy and honed by the capitalistic process produce products and services that compete extremely well in global markets. And, on a long term basis, we believe that the emerging markets are going to be a significant driver of global GDP growth. This should enable select U.S. companies to benefit from global infrastructure growth and the emerging middle classes in foreign markets. Instead, the market opportunities are bounded only by the challenges and inefficiencies of today's world and the imagination and initiative of the world's innovators.

         The BUFFALO HIGH YIELD FUND underperformed the Lipper High Yield Bond Funds Index during the six months ended September 30, 2009. The best-performing sectors of the overall high yield market were distressed and CCC** rated securities, which had returns of 32.60% and 27.72%, respectively, compared to the single B sector return of 10.61%. Distressed and CCC** securities are an area of the market that we do not emphasize due to the high level of risk, and this was the primary cause of the Fund's underperformance relative to the index.

         The high yield market maintained its positive momentum that has been building throughout the year. Investor sentiment remains robust on improved prospects for an economic recovery, and the perception that corporate bonds offer attractive returns relative to other asset classes. Demand, as measured by high yield mutual fund flows, remains firm as the investment class picked up $25.5 billion of new money year-to-date, compared to $5.1 billion during the same period last year. This demand, met with increased supply as the new issue market continued to generate a healthy volume of product. Although the increased new bond volume has reduced liquidity risk for many bond issuers with near term maturities, buyers have shown limited appetite for low quality deals, as the vast majority of the deals are rated single B or better, and frequently secured in nature.

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                                                                               5

                           Portfolio Management Review
                                   (UNAUDITED)
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                                   (CONTINUED)


         The U.S. economy and job market continue to contract, and many companies are experiencing a year over year decline in revenues and earnings, which will make it more difficult to service and refinance debt. Default rates continue to rise, however, the pace of decline has slowed, indicating the potential exists for an eventual turnaround. Within this environment, our strategy is to focus on the high-quality issuers that we believe are posed to outperform in a continued soft economy.

         The composition of the Buffalo High Yield Fund is as follows:

  COMPOSITION:                                                       09/30/09
------------------------------------------------------------------------------
Corporate Bond .....................................................    68%
Convertible ........................................................    18%
Preferred ..........................................................     3%
Cash ...............................................................    11%

         As of 9/30/09 the portfolio was comprised of 73 issues reflecting 66 separate companies. The average position size is 1.5%, and the largest single position (excluding a pend- ing tender offer) represents slightly less than 4% of the portfolio. The portfolio companies are spread across a variety of industries; our largest sector weightings include Industrials (12%), Healthcare (11%), and Gaming (11%).

         While bond spreads narrowed from their record high levels, they remain well above their cyclical lows. We believe there continues to be many investment opportunities in the high yield market that offer favorable risk/ reward profiles. We will look to add new names to our Fund, and redeploy cash into the names that we believe have the best potential for outperformance. We remain primarily focused on identifying companies that have the following credit characteristics: leading market positions in growth industries; high barriers to entry; sustainable margin structures; manageable balance sheet leverage; adequate liquidity; improving credit metrics; and with business models that will be relatively stable regardless of the state of the external economic environment.

         We continue to stay away from emerging market bonds, collateralized debt obligations, and most bonds issued in connection with leveraged buyouts.

         International markets, like U.S. markets, continued to post substantial gains as news on equity funds' flows and hope for a full economic recovery drove prices across all market caps, sectors and countries. For the six months ended September 30, 2009, the BUFFALO INTERNATIONAL FUND (BUFIX) was up 50.47%, outperforming the 49.85% MSCI EAFE Index. The Fund has also outperformed year-to-date and for the 1-year and since-inception periods ending 9/30/09.

         The Fund benefitted from good stock selection, particularly in the Consumer Discretionary sector, however stock selection was overwhelmed by our underweighting in financials which was the best performing sector globally. In addition, positive funds flows adding to our cash position was a drag on performance as we were anticipating better valuation entry points for stock purchases.

         The Fund's largest position (3.53% of the portfolio), CIA SANEAMENTO MINAS GERAIS-COPASA MG was our top contributor. The company supplies water to the Brazilian state of Minas Gerais, a strong beneficiary of the growing importance of potable water around the world. EFG (1.81% of the portfolio), was the best absolute performer in the quarter, benefitting from a rebound in the perceived stability in the Swiss private banking industry.

         While there were a few detractors in the quarter, they tended to be smaller companies that may have been left out of the generally positive money flows or had one-off news items that affected stock prices. For instance, China Green, having a management team we've long admired, was beset by analyst concerns regarding long-term land lease renewals at the end of the quarter, hurting its relative performance.

         We are generally pleased with our general performance, despite our drag from cash holdings as our fundamental call that emerging economies would be first out of the economic malaise is proving prescient. We are actively finding new companies whose valuation and growth prospects meet our requirements and expect to have reduced our relative cash position in the coming quarters. Our longer-term view is quite favorable for growth around the globe as disparities in standards of living continue to lessen.

         In the first half of fiscal 2010, equity markets continued to appreciate from the March lows. The Russell 1000 Growth Index appreciated 32.58% while the BUFFALO LARGE CAP FUND returned 42.62% in the six months ended 9/30/09. Overall, we believe that the fundamentals of the economy are improving yet we do not expect a sharp economic recovery.

         The Fund's outperformance versus the Russell 1000 Growth Index was to a large extent due to solid stock selection across the board with consumer discretionary and consumer staples as particular stand out sectors. The top contributing consumer discretionary stock in the period was eBay. New management at eBay intends to optimize the internet marketplace and divest unrelated business such as Skype. The top contributing consumer staple stock for the period was Whole Foods Markets. Whole Foods, the natural and organic grocer, has seen stabilization of same store sales trends and improved cash generation through operating cost reductions and lower capital expenditures.

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6

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         In addition, the overweighting of financials contributed positively in the period. Financials carry a 5.6% weighting and returned 53% in the Russell 1000 Growth Index while financials carry a 13.8% weighting and returned 65% in the Buffalo Large Cap Fund. Our top contributing financial stock in the period was American Express. American Express is well capitalized and has done a good job control- ling costs and managing its credit card portfolio in a difficult macro-environment. Longer term, we like American Express' brand name and international exposure. We added two bank stocks in the period, JP Morgan and Bank of America, because we expect strong growth from consumer and investment banking over the near to intermediate term.

         A factor that detracted from performance in the quarter was the Fund's overweighting of healthcare. Healthcare carries a 15.5% weighting and returned 18.9% in the Russell 1000 Growth Index while healthcare carries a 23.3% weight-ing and returned 25.2% in the Buffalo Large Cap Fund.

         The Fund has significant weightings in the information technology, healthcare, financials, consumer discretionary and consumer staple sectors. We have historically been underweight energy, industrials and materials. Investors in the Buffalo Large Cap Fund should expect increasing exposure to industrials with particular emphasis on companies that should benefit from the migration to more fuel efficient products and the growth of renewable energy sources. Consistent with that objective, we added Fluor Corporation and Boeing in the period. Fluor provides engineering, procurement, construction management, and project management services worldwide and should benefit from the build out of renewable and nuclear energy power plants. With limited competition and strong demand for more fuel efficient planes, we believe that Boeing should have improving fundamentals in 2010 and beyond with the potential for dramatic increases in free cash flow generation.

         Fiscal year to date, the sectors and companies with cyclical exposure have outperformed. We expect outper- formance over the next twelve months to come from companies that deliver growth in a slow growth economy; we believe that growth is more likely to come from stocks with exposure to secular growth trends. Consequently, we have increased our exposure in healthcare and reduced our exposure to semiconductors.

         The portfolio consists of thirty-five stocks up from twenty-nine at the end of fiscal 2009. We continue to focus on companies with strong balance sheets that will generate free cash flow. We invest in industries that we expect to grow faster than GDP over the long term and are consistent with the long term trends we have identified. We believe that the valuations of the companies in our portfolio are attractive with free cash flow yields in excess of government bond yields.


         What a difference six months can make in the world of investing. The Lehman Brothers bankruptcy from a year ago that pushed most every company in every country in the world into a synchronized global plunge has now thankfully reversed course. The monetary and fiscal actions taken, while highly controversial, appear to have prevented the worst case predictions from coming to fruition, in the short term. This stabilization changed the investment landscape from one of genuine fear and panic to an environment that produced one of the most rapid and powerful rallies ever seen in modern U.S. trading history. From the March lows, the S&P 500 has bounced 56% while the Russell 2000 is up almost 78% as of the end of the calendar third quarter.

         With this powerful tailwind in the overall market, the BUFFALO MICRO CAP FUND was able to produce strong absolute and relative performance with a return of 62.50% over the six months ended September 30, 2009. This compares favorably to a return of 43.95% for the Russell 2000 and an increase of 53.88% for the Russell Microcap Growth Index. We believe the results are a testament to our research intensive investment process that we did not waiver from when encountering a hostile investing environment. Our research uncovered many opportunities that were being priced as if they were never going to grow again, or in some cases, survive. Our long standing focus on strong balance sheets and excess cash flow generation prevented the Fund from holding firms with excess leverage. So once the financial storm clouds began to clear investors quickly flocked back to many of the names they had most recently been aggressively selling.

         Breaking down performance by sector indicates that the Fund benefited most from the following three areas- consumer discretionary, financials and health care. The Fund is overweight the first two sectors and positive stock selection more that made up for the underweighting in health care. Looking more broadly, stock selection was very strong across the board for the Fund. This was the main driver of outperformance while sector allocation detracted modestly from returns relative to the index. Lastly, because of the strong up move, there were no major items of any significance that detracted meaningfully from sector performance.

         Individual companies that contributed most to performance include Align Technology, Inc., the manufacturer of the clear alternative to metal braces, Invisalign; Coldwater Creek, Inc., a women's specialty retailer catering to the baby boomer demographic; and MarketAxcess Holdings, Inc., a developer of an electronic trading network for corporate bonds and other types of fixed income securities. Other names that performed exceptionally for the period include Oxford Industries, which was up over 219% and J. Crew Group, Inc., which

--------------------------------------------------------------------------------

                           Portfolio Management Review
                                   (UNAUDITED)
--------------------------------------------------------------------------------
                                   (CONTINUED)

climbed over 171% in the past six months. Fortunately, there were no major detractors from an individual company standpoint.

         With the benefit of hindsight, the climatic lows seen early this spring produced what many feel were one in a generation buying opportunities. We are pleased with our ability to have captured this move. While it would be nice to extrapolate the past two quarter's performance, we are realistic in our assessment and expect something other than a straight march upward will most likely occur in the coming quarters. Going forward, we anticipate a gap to emerge between winners and losers as investors shift their focus from earnings generated through cost cutting to earnings from renewed top line growth. We anticipate that the upcoming earnings season will hold valuable clues as to how real this recovery is. If the economic recovery is still on track then there should be more surprises due to better revenues than we saw in the second quarter. Recent earnings revisions have clearly been on the positive side so this is a good sign. However, it is not so much what the most recent quarter looked like -- it's more about future projections. We remain confident in our disciplined approach to identifying high quality, early stage growth companies, and the portfolio of companies this process has produced.

         The BUFFALO MID CAP FUND returned 39.91%, under-performing the Russell Midcap, 45.71%, and Russell Midcap Growth, 41.89%, indexes for the six months ended 9/30/09. Longer term, the Fund was down significantly less than the market through the decline, allowing the Fund to strongly outperform both the Russell Midcap and Russell Midcap Growth year-to-date, as well as for the 1-, 3-, 5-year time periods ending 9/30/09.

         Our valuation discipline leads us to reduce weightings in industries and companies that we believe have less attractive risk-reward characteristics, and increase positions in stocks that we feel have more favorable risk-reward characteristics. We have been trimming companies that ran up faster than their fundamentals as well as those that were too dependent on a strong improvement in the economy. We used some of the resulting cash to invest in stocks that were more attractive according to our valuation metrics.

         The Fund's performance was hindered by our higher than usual weighting in cash. This cash overweighting is defensive, but we expect to use the cash as buying opportunities present themselves. As with all of our Funds, we are closely watching our "buy list" for growth names trading at prices we're willing to pay, expecting to be able to slowly increase the number of names in the portfolio as the environment becomes more positive. We are focused on companies that have managed costs well through these tough times, who should, with incremental demand and an improving economy, see good margin expansion.

         Strong contributors to the Mid Cap Fund this period included Chico's, which has taken out $35mm-$45mm in their cost structure, is building cash and reducing store growth in the near term. Comparable store sales have turned positive. The Fund benefitted from strong stock selection in both the Consumer Discretionary and Consumer Staples areas; a number of our top contributors were consumer related names, including Whole Foods, Urban Outfitters, and Polo Ralph Lauren. Stock selection in the Industrials sector detracted from Fund performance, hurt by education names ITT Educational Services, DeVry and Career Education. Although we believe in the education space on a long term basis, in the short term, we are adjusting weightings appropriately. PPDI was also a detractor, the company has experienced increased cancellation rates from the biotech and pharmaceutical industries which has negatively impacted revenues; demand is weak due to the difficult environment.

         Our strategy has historically worked well in a valuation sensitive market. We are positioned with extra cash to invest on any pullbacks; in the near term pullbacks may be met with sufficient demand to keep the market from bottoming again. While this is an environment to be wary of, it's one we believe we can effectively navigate and potentially benefit from.

         The BUFFALO SCIENCE AND TECHNOLOGY FUND appreciated 40.47% in the six months ended 9/30/09 while the NYSE ARCA Technology 100 Index appreciated 34.89%. The Fund also outperformed the index for the 1-, 3, and 5-year periods.

         Our six-month outperformance vs. the index was driven by broad-based positive stock selection. In general, companies within the portfolio that were smaller capitalization, were capital or fixed cost intensive and exposed to discretionary spending outperformed while those that were more defensive lagged. We hold 60 securities with 61% invested in information technology, 27% in health care and 6% in industrials. We let our bottom up stock selection drive our portfolio construction and sector allocations. Recently, our capital allocation and stock selection activities suggest we're transitioning from early cycle beneficiaries (semi conductors) to more mid cycle beneficiaries and an improving corporate capital spending cycle (industrials, enterprise & communications equipment, software).

         Our trend-based investment approach is geared toward identifying sustainable growth trends such as products and services leveraged to better and more cost effective health outcomes or new technologies that drive productivity and efficiency. We seek well managed and well capitalized companies leveraged to these sustainable and common sense growth trends and more importantly; growth opportunities that are independent of broad economic recovery. Our fundamental

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

analysis emphasizes large market opportunities, sustainable competitive advantage and profitable growth. Our disciplined valuation process helps us avoid overpaying for growth.

         We find it encouraging that market expectations have been reset to a new lower base level and that well managed companies have sized to the new level via aggressive cost cutting. Supply chains are lean vs. historical norms and business and consumer confidence have significant room to improve. Worldwide government stimulus in the pipeline is the largest ever and has yet to be parlayed into significant economic recovery and an earnings expansion cycle. That, we believe, is the next leg of this recovery. In sum, we think there is still ample opportunity to discover profitable growth and invest in high quality growth companies at good prices.

         The Buffalo Science and Technology Fund is differentiated from other funds in that it takes a broader definition of technology. Our emphasis on secular growth, good value and diversity across the innovation based industries provides stability in uncertain economic periods. We define technology as the application of knowledge to solve problems, increase productivity and improve the quality of life. We view these ends as broad market opportunities that do not go away in a poor economy. Instead, the market opportunities are bounded only by the challenges and inefficiencies of today's world and the imagination and initiative of the world's innovators.

         The BUFFALO SMALL CAP FUND underperformed the Russell 2000 Growth and the Russell 2000 (38.93% vs. 43.06% and 43.95%, respectively) for the six months ended 9/30/09. The Fund has had strong performance for the trailing 12 months ended 9/30/09, 12.43%, outperforming both the Russell 2000 Growth, -6.32% and the Russell 2000, -9.55%. Since the market bottom, our performance has trailed slightly, but given that the portfolio was down significantly less than the market through the decline, we have maintained our lead for the longer term time periods. The Buffalo Small Cap Fund has outperformed both the Russell 2000 and the Russell 2000 Growth for the 1-, 3-, 5- and 10-year time periods ending 9/30/09.

         A part of our long-term strategy has always been to focus on companies with strong balance sheets, but throughout this downturn it has been at the center of our attention; investing in companies that have little or no debt, produce free cash flow and have managed costs well through tough times. We believe these are the type of companies who should, with incremental demand and an improving economy, see good margin expansion. As business fundamentals have stabilized, we have cautiously started to position for more of an up market. We are seeing values in what we would consider to be traditional early cycle sectors: financials, technology and consumer, and while our heavy weighting in consumer was early in hindsight, it has done well for us this year.

         Our underperformance in `07 was primarily due to our lack of exposure to the energy sector. Avoiding that sector worked in our favor in '08. And while we don't dismiss that oil and other energy prices could go back up, we don't believe that commodities are a secular growth play. Development of global economies (Asia, China, and India) could drive energy prices higher, but we see the green movement and industry's focus on energy efficiency as headwinds to rising oil prices. Whether energy prices stay at current levels or rally, focusing on energy efficiency and green energy appear to us to be a more secular way to invest in "energy". Slowly, over time, you will see names incorporated into the portfolio that you would not have seen in `07 or `08 -- an example of an evolution in our list of long term trends.

         In the education space, we did very well in '08; the weighting in the portfolio increased, reaching as high as 17%. As the stocks moved higher, and as valuations became stretched, we trimmed our weighting in that sector. As some of those stock prices have come down, and other sectors have outperformed, valuations in this area now look more attractive. In some cases where we believe the fundamentals are still strong, we have added back to existing positions. Although we believe in the education space on a long term basis, our valuations work allows us to recognize that in the short term things can get overdone, and in those circumstances -- in education or any other industry -- we'll adjust weightings accordingly. This is an example of how our valuation discipline leads us to reduce weightings in stocks/areas with less attractive risk-reward characteristics, and increase positions in stocks with more favorable risk-reward characteristics.

         With this ongoing discipline we analyze and evaluate every name in the portfolio. At this time our Fund is still reasonably defensively positioned with cash at approximately 15% of the portfolio. We have let cash build up during recent Fund inflows. This cash overweighting is abnormally high for us, and frankly it has hindered performance in recent months, but it can be used offensively as buying opportunities present themselves. We are closely watching our "buy list" for growth names trading at prices we're willing to pay. Our next move will be to broaden out the portfolio with stocks that we've watched for a period of time but have been too expensive, slowly increasing the number of names in the portfolio as the environment becomes more positive.

         Notable contributors in the period included WMS Industries (WMS) which continued to grow revenues and

--------------------------------------------------------------------------------

                           Portfolio Management Review
                                   (UNAUDITED)
--------------------------------------------------------------------------------
                                   (CONTINUED)

earnings despite the difficult economy. WMS took market share from other gaming equipment manufacturers; they also benefitted as regional casinos continued to hold up better than Las Vegas. Coldwater Creek was a strong performer; the stock had been hit due to the macro environment, but the company is managing their working capital prudently, reducing store growth/capital expenditures, producing free cash and has $100mm of net cash on the balance sheet. Inventory levels are appropriate, and we anticipate sales stabilization and margin improvement soon.

         Detractors included several education names (mentioned above) and Pharmaceutical Product Development (PPDI). PPDI has experienced increased cancellations from the biotech and pharmaceutical industries which have negatively impacted revenues; demand is weak due to the difficult environment.

         We expect the market to be choppy for some time and the economy to grow very slowly off its bottom. True growth companies that can grow in this environment will likely receive premium valuations. We will be careful not to be too defensive, but at the same time will continue our strategy of running a fairly risk-averse portfolio as we focus on the next 3 - 5 years, looking for companies that have favorable risk-reward characteristics on what we believe to be their longer-term outlook.

Sincerely,



/s/ JOHN C. KORNITZER                            /S/ KENT W. CASAWAY
---------------------                            -------------------
John C. Kornitzer                                Kent W. Gasaway
President, KCM                                   Sr. Vice President, KCM


/S/ ROBERT MALE                                  /S/ GRAND P. SARRIS
---------------                                  -------------------
Robert Male                                      Grant P. Sarris
Sr. Vice President, KCM                          Sr. Vice President, KCM


/S/ WILLIAM J. KORNITZER III
-----------------------------
William J. Kornitzer III Sr.
Vice President, KCM


FREE CASH FLOW IS REVENUE LESS OPERATING EXPENSES INCLUDING INTEREST EXPENSE AND MAINTENANCE CAPITAL SPENDING. IT IS THE DISCRETIONARY CASH THAT A COMPANY HAS AFTER ALL EXPENSES AND IS AVAILABLE FOR PURPOSES SUCH AS DIVIDEND PAYMENTS, INVESTING BACK INTO THE BUSINESS, OR SHARE REPURCHASES.

BUFFALO USA GLOBAL WAS RENAMED BUFFALO GROWTH FUND ON JULY 31, 2009. THE TICKER REMAINS THE SAME (BUFGX). THE NAME CHANGE COINCIDED WITH A BROADENING OF THE MANAGEMENT PHILOSOPHY FOR THE FUND. PREVIOUSLY, THE USA GLOBAL FUND ONLY INVESTED IN U.S. COMPANIES THAT DERIVED AT LEAST 40 PERCENT OF THEIR REVENUES OR PRE-TAX INCOME FROM INTERNATIONAL OPERATIONS. THAT 40% THRESHOLD HAS BEEN REMOVED, ALLOWING THE FUND TO RESEARCH, AND POTENTIALLY INVEST IN, U.S. COMPANIES THAT ARE EARLIER IN THE PROCESS OF INTERNATIONAL EXPANSION.

* According to S&P, "An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation."

** According to S&P, "An obligation rated `CCC' is currently vulnerable and dependent on favorable business, financial and economic conditions to meet financial commitments."

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The S&P 500 INDEX is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The MERRILL LYNCH HIGH YIELD MASTER INDEX is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole. The LIPPER BALANCED FUNDS INDEX is an unmanaged, net asset value weighted index of the 30 largest balanced mutual funds. The LIPPER HIGH YIELD BOND FUNDS INDEX is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI CHINA FREE INDEX is a capitalization weighted index that measures the performance of stocks from the country of China. The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The LIPPER LARGE-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The RUSSELL MICROCAP GROWTH INDEX measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL 2000 INDEX consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The LIPPER MICRO-CAP FUNDS INDEX is an unmanaged equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro-Cap classification. The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MIDCAP INDEX consists of the 800 smallest companies in the Russell 1000 Index. THE S&P MIDCAP 400 INDEX consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value. The LIPPER MID-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market. The LIPPER SCIENCE & TECHNOLOGY FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity, bid-asked spread, ownership, share turnover and number of no-trade days and industry group representation. The LIPPER SMALL-CAP GROWTH FUNDS Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The LIPPER MULTI-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Multi-Cap Growth classification. The LIPPER INTERNATIONAL FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classifications. The MSCI EAFE INDEX is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. The MSCI AC WORLD (EX-U.S.) INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The S&P HONG KONG GEM INDEX is a float adjusted and market capitalization weighted index that does not have a fixed number of constituents. The index is calculated using a market cap-weighted methodology. This means that the index level reflects the total market value of all the component stocks relative to a particular base period. Index calculations are based on stock prices taken from the Stock Exchange of Hong Kong (SEHK). NYSE ARCA TECH 100 INDEx is a price-weighted index comprised of stocks and ADRs of technology related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses. It is not possible to invest directly in an index. The DOW JONES INDUSTRIAL AVERAGE is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange.







REFERENCES TO SPECIFIC SECURITIES SHOULD NOT BE CONSTRUED AS RECOMMENDATIONS BY THE FUNDS OR THEIR ADVISOR. PLEASE REFER TO THE SCHEDULE OF INVESTMENTS IN THE REPORT FOR FUND HOLDINGS INFORMATION. CURRENT AND FUTURE PORTFOLIO HOLDINGS ARE SUBJECT TO RISK.

CASH FLOW MEASURES THE CASH GENERATING CAPABILITY OF A COMPANY BY ADDING NON-CASH CHARGES (E.G. DEPRECIATION) AND INTEREST TO PRETAX INCOME.

PLEASE REFER TO THE PROSPECTUS FOR SPECIAL RISKS ASSOCIATED WITH INVESTING IN THE BUFFALO FUNDS, INCLUDING, BUT NOT LIMITED TO, RISKS INVOLVED WITH INVESTMENTS IN SCIENCE AND TECHNOLOGY, FOREIGN, LOWER- OR NON-RATED SECURITIES AND SMALLER COMPANIES.

MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

QUASAR DISTRIBUTORS, LLC, DISTRIBUTOR. 11/09

--------------------------------------------------------------------------------

                                 Expense Example

--------------------------------------------------------------------------------

         As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/09 - 9/30/09). This information is unaudited.

ACTUAL EXPENSES

         The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Balanced, China, Large Cap, Mid Cap, Science & Technology and Growth Funds within 60 days of purchase. The Buffalo High Yield, Small Cap and Micro Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE
FOR COMPARISON PURPOSES

         The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------
BUFFALO BALANCED FUND                   BEGINNING           ENDING         EXPENSES PAID DURING
                                      ACCOUNT VALUE      ACCOUNT VALUE     PERIOD APRIL 1, 2009 -
                                      APRIL 1, 2009   SEPTEMBER 30, 2009    SEPTEMBER 30, 2009*
-------------------------------------------------------------------------------------------------
Actual ............................     $1,000.00         $1,291.80              $5.92
Hypothetical
  (5% return before expenses) .....     $1,000.00         $1,019.84              $5.22


* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.03%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------
BUFFALO CHINA FUND                      BEGINNING          ENDING         EXPENSES PAID DURING
                                      ACCOUNT VALUE     ACCOUNT VALUE     PERIOD APRIL 1, 2009 -
                                      APRIL 1, 2009   SEPTEMBER 30, 2009  SEPTEMBER 30, 2009*
-------------------------------------------------------------------------------------------------
Actual ............................     $1,000.00         $1,437.00              $11.18
Hypothetical
  (5% return before expenses) .....     $1,000.00         $1,015.82              $ 9.25

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.83%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 TO REFLECT
  THE PERIOD SINCE COMMENCEMENT OF OPERATIONS.

-------------------------------------------------------------------------------------------------
BUFFALO GROWTH FUND                     BEGINNING          ENDING         EXPENSES PAID DURING
                                      ACCOUNT VALUE     ACCOUNT VALUE     PERIOD APRIL 1, 2009 -
                                      APRIL 1, 2009   SEPTEMBER 30, 2009   SEPTEMBER 30, 2009*
-------------------------------------------------------------------------------------------------
Actual ............................     $1,000.00         $1,399.60              $6.32
Hypothetical
  (5% return before expenses) .....     $1,000.00         $1,019.74              $5.32

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.05%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

--------------------------------------------------------------------------------
12

-------------------------------------------------------------------------------------------------
BUFFALO HIGH YIELD FUND                 BEGINNING           ENDING         EXPENSES PAID DURING
                                      ACCOUNT VALUE      ACCOUNT VALUE     PERIOD APRIL 1, 2009 -
                                      APRIL 1, 2009   SEPTEMBER 30, 2009    SEPTEMBER 30, 2009*
-------------------------------------------------------------------------------------------------
Actual ............................     $1,000.00         $1,308.90              $5.96
Hypothetical
  (5% return before expenses) .....     $1,000.00         $1,019.84              $5.22

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.03%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------
BUFFALO INTERNATIONAL FUND              BEGINNING           ENDING         EXPENSES PAID DURING
                                      ACCOUNT VALUE      ACCOUNT VALUE     PERIOD APRIL 1, 2009 -
                                      APRIL 1, 2009   SEPTEMBER 30, 2009    SEPTEMBER 30, 2009*
-------------------------------------------------------------------------------------------------
Actual ............................     $1,000.00         $1,504.70              $7.97
Hypothetical
  (5% return before expenses) .....     $1,000.00         $1,018.63              $6.43

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.27%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 TO REFLECT
  THE PERIOD SINCE COMMENCEMENT OF OPERATIONS.

-------------------------------------------------------------------------------------------------
BUFFALO LARGE CAP FUND                  BEGINNING           ENDING         EXPENSES PAID DURING
                                      ACCOUNT VALUE      ACCOUNT VALUE     PERIOD APRIL 1, 2009 -
                                      APRIL 1, 2009   SEPTEMBER 30, 2009    SEPTEMBER 30, 2009*
-------------------------------------------------------------------------------------------------
Actual ............................     $1,000.00         $1,426.20              $6.69
Hypothetical
  (5% return before expenses) .....     $1,000.00         $1,019.48              $5.57

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.10%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------
BUFFALO MICRO CAP FUND                  BEGINNING           ENDING         EXPENSES PAID DURING
                                      ACCOUNT VALUE      ACCOUNT VALUE     PERIOD APRIL 1, 2009 -
                                      APRIL 1, 2009   SEPTEMBER 30, 2009    SEPTEMBER 30, 2009*
-------------------------------------------------------------------------------------------------
Actual ............................     $1,000.00         $1,625.00              $10.27
Hypothetical
  (5% return before expenses) .....     $1,000.00         $1,017.18              $ 7.89

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.56%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------
BUFFALO MID CAP FUND                    BEGINNING           ENDING         EXPENSES PAID DURING
                                      ACCOUNT VALUE      ACCOUNT VALUE     PERIOD APRIL 1, 2009 -
                                      APRIL 1, 2009   SEPTEMBER 30, 2009    SEPTEMBER 30, 2009*
-------------------------------------------------------------------------------------------------
Actual ............................     $1,000.00         $1,399.10              $6.13
Hypothetical
  (5% return before expenses) .....     $1,000.00         $1,019.89              $5.16

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.02%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------
BUFFALO SCIENCE & TECHNOLOGY FUND       BEGINNING           ENDING         EXPENSES PAID DURING
                                      ACCOUNT VALUE      ACCOUNT VALUE     PERIOD APRIL 1, 2009 -
                                      APRIL 1, 2009   SEPTEMBER 30, 2009    SEPTEMBER 30, 2009*
-------------------------------------------------------------------------------------------------
Actual ............................     $1,000.00         $1,404.70              $6.21
Hypothetical
  (5% return before expenses) .....     $1,000.00         $1,019.84              $5.22

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.03%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------
BUFFALO SMALL CAP FUND                  BEGINNING           ENDING         EXPENSES PAID DURING
                                      ACCOUNT VALUE      ACCOUNT VALUE     PERIOD APRIL 1, 2009 -
                                      APRIL 1, 2009   SEPTEMBER 30, 2009    SEPTEMBER 30, 2009*
-------------------------------------------------------------------------------------------------
Actual ............................     $1,000.00         $1,389.30              $6.05
Hypothetical
  (5% return before expenses) .....     $1,000.00         $1,019.94              $5.11

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.01%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 TO REFLECT
  THE ONE-HALF YEAR PERIOD.


--------------------------------------------------------------------------------

                        Allocation of Portfolio Holdings

--------------------------------------------------------------------------------

Percentages represent market value as a percentage of total investments as of September 30, 2009.

PIE CHART OMITTED ON ALL


BUFFALO BALANCED FUND
Common Stocks ................................................         54.94%
Corporate Bonds ..............................................         27.76%
Short Term Investments .......................................          9.56%
Convertible Bonds ............................................          7.74%

BUFFALO CHINA FUND
Energy .......................................................         14.16%
Materials ....................................................         13.92%
Telecommunication Services ...................................         13.23%
Industrials ..................................................         13.20%
Utilities ....................................................         11.24%
Consumer Discretionary .......................................         10.40%
Health Care ..................................................          7.55%
Consumer Staples .............................................          6.25%
Financials ...................................................          6.10%
Information Technology .......................................          3.19%
Short Term Investments .......................................          0.76%

BUFFALO GROWTH FUND
Information Technology .......................................         30.82%
Industrials ..................................................         19.32%
Health Care ..................................................         11.40%
Consumer Discretionary .......................................         11.17%
Short Term Investments .......................................          9.14%
Consumer Staples .............................................          7.67%
Energy .......................................................          4.59%
Financials ...................................................          3.49%
Materials ....................................................          2.40%

BUFFALO HIGH YIELD FUND
Corporate Bonds ..............................................         68.78%
Convertible Bonds ............................................         16.87%
Short Term Investments .......................................         11.02%
Convertible Preferred Stocks .................................          1.73%
Preferred Stocks .............................................          1.60%

BUFFALO INTERNATIONAL FUND
Europe .......................................................         48.91%
Asia .........................................................         23.39%
The Americas .................................................         19.47%
Short Term Investments .......................................          5.86%
Middle East ..................................................          2.37%

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

BUFFALO LARGE CAP FUND
Information Technology .......................................         25.68%
Health Care ..................................................         25.01%
Financials ...................................................         15.68%
Consumer Staples .............................................         11.90%
Consumer Discretionary .......................................         11.38%
Industrials ..................................................          7.70%
Short Term Investments .......................................          2.65%

BUFFALO MICRO CAP FUND
Information Technology .......................................         30.01%
Health Care ..................................................         18.52%
Consumer Discretionary .......................................         16.89%
Financials ...................................................         13.38%
Industrials ..................................................          9.59%
Short Term Investments .......................................          6.41%
Materials ....................................................          3.36%
Consumer Staples .............................................          1.84%

BUFFALO MID CAP FUND
Consumer Discretionary .......................................         27.16%
Information Technology .......................................         18.89%
Health Care ..................................................         16.08%
Industrials ..................................................         13.80%
Short Term Investments .......................................          9.59%
Financials ...................................................          9.37%
Consumer Staples .............................................          2.56%
Telecommunication Services ...................................          2.55%

BUFFALO SCIENCE & TECHNOLOGY FUND
Information Technology .......................................         53.14%
Health Care ..................................................         25.77%
Short Term Investments .......................................          7.07%
Industrials ..................................................          6.34%
Consumer Discretionary .......................................          2.65%
Energy .......................................................          1.87%
Telecommunications Services ..................................          1.46%
Materials ....................................................          0.94%
Financials ...................................................          0.76%

BUFFALO SMALL CAP FUND
Industrials ..................................................         19.86%
Information Technology .......................................         19.75%
Consumer Discretionary .......................................         19.72%
Short Term Investments .......................................         16.41%
Health Care ..................................................         15.26%
Financials ...................................................          7.35%
Telecommunication Services ...................................          1.57%
Preferred Stocks .............................................          0.08%


--------------------------------------------------------------------------------


                             Buffalo Balanced Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                             FAIR VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 54.71%
CONSUMER DISCRETIONARY -- 0.40%
             HOTELS, RESTAURANTS & LEISURE -- 0.40%
    10,000   McDonald's Corp. ................................    $      570,700
--------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY (COST $558,217) ....           570,700
                                                                  --------------

CONSUMER STAPLES -- 11.06%
             BEVERAGES -- 3.30%
    60,000   The Coca-Cola Co. ...............................         3,222,000
    25,000   PepsiCo, Inc. ...................................         1,466,500
                                                                  --------------
                                                                       4,688,500
                                                                  --------------
             FOOD & STAPLES RETAILING -- 2.45%
    40,000   Costco Wholesale Corp. ..........................         2,258,400
    25,000   Wal-Mart Stores, Inc. ...........................         1,227,250
                                                                  --------------
                                                                       3,485,650
                                                                  --------------
             FOOD PRODUCTS -- 2.54%
    20,000   Kellogg Co. .....................................           984,600
   100,000   Kraft Foods, Inc. ...............................         2,627,000
                                                                  --------------
                                                                       3,611,600
                                                                  --------------
             HOUSEHOLD PRODUCTS -- 2.77%
    25,000   Colgate-Palmolive Co. ...........................         1,907,000
    10,000   Kimberly-Clark Corp. ............................           589,800
    25,000   The Procter & Gamble Co. ........................         1,448,000
                                                                  --------------
                                                                       3,944,800
--------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES (COST $13,449,119)                15,730,550
                                                                  --------------

ENERGY -- 19.74%
             ENERGY EQUIPMENT & SERVICES -- 2.52%
    40,000   Patterson-UTI Energy, Inc. ......................           604,000
    50,000   Schlumberger Ltd.(a) ............................         2,980,000
                                                                  --------------
                                                                       3,584,000
                                                                  --------------
             OIL & GAS -- 17.22%
    40,000   Anadarko Petroleum Corp. ........................         2,509,200
    60,000   BP, PLC -- ADR(a) ...............................         3,193,800
    70,000   ChevronTexaco Corp. .............................         4,930,100
    65,000   ConocoPhillips ..................................         2,935,400
    35,000   Exxon Mobil Corp. ...............................         2,401,350
   150,000   Frontier Oil Corp. ..............................         2,088,000
    25,000   Hess Corp. ......................................         1,336,500
    70,000   Marathon Oil Corp. ..............................         2,233,000
    50,000   Royal Dutch Shell PLC -- ADR(a) .................         2,859,500
                                                                  --------------
                                                                      24,486,850
--------------------------------------------------------------------------------
             TOTAL ENERGY (COST $23,299,232) .................        28,070,850
                                                                  --------------

FINANCIALS -- 4.56%
             COMMERCIAL BANKS -- 0.35%
    35,000   Wilmington Trust Corp. ..........................           497,000
                                                                  --------------


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

SHARES                                                             FAIR VALUE
--------------------------------------------------------------------------------

FINANCIALS (CONTINUED)
             INSURANCE -- 4.21%
    50,000   The Allstate Corp. .............................    $    1,531,000
    60,000   The Chubb Corp. ................................          3,024,600
    55,000   Cincinnati Financial Corp. .....................          1,429,450
                                                                  --------------
                                                                       5,985,050
--------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $8,305,261) .............          6,482,050
                                                                  --------------

HEALTH CARE -- 5.70%
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.80%
    20,000   Baxter International, Inc. .....................          1,140,200
                                                                  --------------
             PHARMACEUTICALS -- 4.90%
    25,000   Abbott Laboratories ...........................           1,236,750
    40,000   Eli Lilly & Co. ...............................           1,321,200
    50,000   GlaxoSmithKline, PLC -- ADR(a)                            1,975,500
    40,000   Johnson & Johnson .............................          2,435,600
                                                                  --------------
                                                                       6,969,050
--------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $8,165,231) ............          8,109,250
                                                                  --------------

INDUSTRIALS -- 5.80%
             AEROSPACE & DEFENSE -- 2.90%
    20,000   The Boeing Co. ................................           1,083,000
    50,000   United Technologies Corp. .....................           3,046,500
                                                                  --------------
                                                                       4,129,500
                                                                  --------------
             COMMERCIAL SERVICES & SUPPLIES -- 1.75%
   100,000   Pitney Bowes, Inc. ............................           2,485,000
                                                                  --------------
             INDUSTRIAL CONGLOMERATES -- 1.15%
   100,000   General Electric Co. ..........................           1,642,000
--------------------------------------------------------------------------------
             TOTAL INDUSTRIALS (COST $11,497,260)                      8,256,500
                                                                  --------------

INFORMATION TECHNOLOGY -- 5.51%
             SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 3.69%
   100,000   Applied Materials, Inc. .......................           1,340,000
   200,000   Intel Corp. ..................................            3,914,000
                                                                  --------------
                                                                       5,254,000
                                                                  --------------
             SOFTWARE -- 1.82%
   100,000   Microsoft Corp. ................................          2,589,000
--------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY (COST $8,492,954) .          7,843,000
                                                                  --------------

MATERIALS -- 1.36%
             CHEMICALS -- 1.36%
    60,000   E.I. du Pont de Nemours & Co. ..................          1,928,400
--------------------------------------------------------------------------------
             TOTAL MATERIALS (COST $2,662,511) ..............          1,928,400
                                                                  --------------

UTILITIES -- 0.58%
             ELECTRIC UTILITIES -- 0.58%
    25,000   OGE Energy Corp. ..............................             827,000
--------------------------------------------------------------------------------
             TOTAL UTILITIES (COST $906,026) ................            827,000
                                                                  --------------


TOTAL COMMON STOCKS .........................................         77,818,300
--------------------------------------------------------------------------------
(COST $77,335,811)

--------------------------------------------------------------------------------
                                                                              17

                             Buffalo Balanced Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                             FAIR VALUE
--------------------------------------------------------------------------------

CONVERTIBLE BONDS -- 7.71%
CONSUMER DISCRETIONARY -- 6.21%
                  MEDIA -- 6.21%
                  Lions Gate Entertainment Corp.(a)
$ 6,500,000         2.938%, 10/15/2024 ......................    $     5,890,625
  3,300,000         3.625%, 03/15/2025 ......................          2,937,000
                                                                  --------------
                                                                       8,827,625
--------------------------------------------------------------------------------
                  TOTAL CONSUMER DISCRETIONARY (COST $9,642,659)       8,827,625
                                                                  --------------

HEALTH CARE -- 1.50%
                  BIOTECHNOLOGY -- 1.50%
                  Amylin Pharmaceuticals, Inc.
  2,300,000         2.500%, 04/15/2011 ......................          2,133,250
--------------------------------------------------------------------------------
                  TOTAL HEALTH CARE (COST $2,300,989) .......          2,133,250
                                                                  --------------


TOTAL CONVERTIBLE BONDS .....................................         10,960,875
--------------------------------------------------------------------------------
(COST $11,943,648)

CORPORATE BONDS -- 27.64%
CONSUMER DISCRETIONARY -- 7.01%
                  HOTELS RESTAURANTS & LEISURE -- 3.35%
                  Circus Circus
  2,000,000         7.625%, 07/15/2013 ......................          1,640,000
                  Isle of Capri Casinos
  3,500,000         7.000%, 03/01/2014 ......................          3,132,500
                                                                  --------------
                                                                       4,772,500
                                                                  --------------
                  LEISURE EQUIPMENT & PRODUCTS -- 0.58%
                  Eastman Kodak Co.
  1,000,000         7.250%, 11/15/2013 ......................            825,000
                                                                  --------------
                  SPECIALTY RETAIL -- 0.98%
                  United Auto Group, Inc.
  1,500,000         7.750%, 12/15/2016 ......................          1,391,250
                                                                  --------------
                  TEXTILES, APPAREL & LUXURY GOODS -- 2.10%
                  Interface, Inc.
  3,000,000         9.500%, 02/01/2014 ......................          2,988,750
--------------------------------------------------------------------------------
                  TOTAL CONSUMER DISCRETIONARY (COST $10,438,584)      9,977,500
                                                                  --------------

CONSUMER STAPLES -- 4.85%
                  FOOD PRODUCTS -- 4.85%
                  Pilgrims Pride Corp.(b)
  4,000,000         8.375%, 05/01/2017 ......................          4,410,000
                  Smithfield Foods, Inc.
  3,000,000         7.750%, 07/01/2017 ......................          2,482,500
                                                                  --------------
                                                                       6,892,500
--------------------------------------------------------------------------------
                  TOTAL CONSUMER STAPLES (COST $6,872,177) ..          6,892,500
                                                                  --------------

--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

SHARES                                                             FAIR VALUE
--------------------------------------------------------------------------------

ENERGY -- 8.63%
                  OIL & GAS -- 8.63%
                  Anadarko Pete Corp.
$   200,000         8.700%, 03/15/2019 ......................     $      239,533
                  Berry Petroleum Co.
    200,000         8.250%, 11/01/2016 ......................            193,000
                  Frontier Oil Corp.
  2,000,000         8.500%, 09/15/2016 ......................          2,057,500
                  Susser Holdings
    800,000         10.625%, 12/15/2013 .....................            830,000
                  Swift Energy Co.
  5,000,000         7.125%, 06/01/2017 ......................          4,375,000
                  United Refining Co.
  5,300,000         10.500%, 08/15/2012 .....................          4,584,500
--------------------------------------------------------------------------------
                  TOTAL ENERGY (COST $13,237,377) ...........         12,279,533
                                                                  --------------

HEALTH CARE -- 5.57%
                  HEALTH CARE PROVIDERS & SERVICES -- 2.67%
                  Carriage Services, Inc.
  3,000,000         7.875%, 01/15/2015 ......................          2,827,500
                  Psychiatric Solutions, Inc.
  1,000,000         7.750%, 07/15/2015 ......................            970,000
                                                                  --------------
                                                                       3,797,500
                                                                  --------------
                  PHARMACEUTICALS -- 2.90%
                  Warner Chilcott Corp.
  4,000,000         8.750%, 02/01/2015 ......................          4,120,000
--------------------------------------------------------------------------------
                  TOTAL HEALTH CARE (COST $7,967,020) .......          7,917,500
                                                                  --------------

INDUSTRIALS -- 1.58%
                  COMMERCIAL SERVICES & SUPPLIES -- 0.86%
                  Greenbrier Companies, Inc.
 1,500,000          8.375%, 05/15/2015 ......................          1,224,375
                                                                  --------------
                  DIVERSIFIED MANUFACTURING -- 0.72%
                  Blount, Inc.
  1,000,000         8.875%, 08/01/2012 ......................          1,022,500
--------------------------------------------------------------------------------
                  TOTAL INDUSTRIALS (COST $2,500,000) .......          2,246,875
                                                                  --------------


TOTAL CORPORATE BONDS .......................................         39,313,908
--------------------------------------------------------------------------------
(COST $41,015,158)


--------------------------------------------------------------------------------
                                                                              19


                             Buffalo Balanced Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

 SHARES OR
FACE AMOUNT                                                         FAIR VALUE
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS -- 9.52%
INVESTMENT COMPANIES -- 6.88%
  9,794,677       Fidelity Institutional Government Portfolio     $    9,794,677
--------------------------------------------------------------------------------
                  TOTAL INVESTMENT COMPANIES                           9,794,677
                                                                  --------------

U.S. TREASURY BILLS -- 2.64%
                  PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 2.64%
$   500,000         0.00%, 10/01/2009 .......................            500,000
    500,000         0.06%, 10/08/2009 .......................            499,994
    750,000         0.05%, 10/15/2009 .......................            749,987
  1,000,000         0.00%, 10/22/2009 .......................            999,998
  1,000,000         0.00%, 10/29/2009 .......................            999,999
--------------------------------------------------------------------------------
                  TOTAL U.S. TREASURY BILLS .................          3,749,978
                                                                  --------------


TOTAL SHORT TERM INVESTMENTS ................................         13,544,655
--------------------------------------------------------------------------------
(COST $13,544,655)

TOTAL INVESTMENTS -- 99.58% .................................        141,637,738
(COST $143,839,272)

Other Assets in Excess of Liabilities -- 0.42% ..............            590,762
                                                                  --------------

TOTAL NET ASSETS -- 100.00% .................................    $  142,228,500
                                                                  ==============

ADR -- AMERICAN DEPOSITARY RECEIPT

PLC --- PUBLIC LIMITED COMPANY

(a) FOREIGN ISSUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO
    $19,836,425 (13.95% OF NET ASSETS) AT SEPTEMBER 30, 2009.

(b) DEFAULTED SECURITY




THE ACCOMPANYING NOTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
20

                               Buffalo China Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                              FAIR VALUE*
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.81%
CONSUMER DISCRETIONARY -- 9.83%
                  AUTOMOBILES -- 3.05%
  1,077,894       Chongqing Changan Automobile Co., Ltd.(a) ......  $    631,864
                                                                    ------------
                  DISTRIBUTORS -- 0.05%
     25,000       Goldin Properties Holdings Ltd. (a) ............         9,539
                                                                    ------------
                  HOTELS, RESTAURANTS & LEISURE -- 0.42%
    105,000       Fairwood Holdings Ltd. .........................        86,542
                                                                    ------------
                  MEDIA -- 3.62%
  9,314,000       HC International, Inc.(a)(b) ...................       751,383
                                                                    ------------
                  TEXTILES, APPAREL & LUXURY GOODS -- 2.69%
    290,000       Anta Sports Products LTD .......................       358,559
    300,000       China Dongxiang Group Co. ......................       199,535
 25,768,000       Tack Fat Group International Ltd.(a)(b)(c) .....          --
                                                                    ------------
                                                                         558,094
--------------------------------------------------------------------------------
                  TOTAL CONSUMER DISCRETIONARY (COST $5,599,267) .     2,037,422
                                                                    ------------

CONSUMER STAPLES -- 5.91%
                  FOOD PRODUCTS -- 4.98%
  1,010,000       Chaoda Modern Agriculture (Holdings) Ltd. ......       607,761
    135,000       China Agri-Industries Holdings Ltd. ............       125,771
    351,000       China Green (Holdings) Ltd. ....................       297,339
                                                                    ------------
                                                                       1,030,871
                                                                    ------------
                  PERSONAL PRODUCTS -- 0.93%
     32,000       Hengan International Group Co. Ltd. ............       193,161
--------------------------------------------------------------------------------
                  TOTAL CONSUMER STAPLES (COST $982,158) .........     1,224,032
                                                                    ------------

ENERGY -- 13.38%
                  COAL & CONSUMABLE FUELS -- 2.89%
    138,500       China Shenhua Energy Co. .......................       600,315
                                                                    ------------
                  OIL & GAS -- 10.49%
    662,000       China Petroleum & Chemical Corp. -- Class H ....       562,026
    660,000       CNOOC Ltd. .....................................       889,803
    636,000       PetroChina Company Ltd. ........................       721,871
                                                                    ------------
                                                                       2,173,700
--------------------------------------------------------------------------------
                  TOTAL ENERGY (COST $2,044,433) .................     2,774,015
                                                                    ------------

FINANCIALS -- 5.77%
                  COMMERCIAL BANKS -- 2.23%
    150,000       Bank Of China Ltd. -- Class H ..................        78,689
    200,000       China Construction Bank -- Class H .............       159,089
    300,000       Industrial & Commercial Bank of
                    China Ltd. -- Class H ........................       224,994
                                                                    ------------
                                                                         462,772
                                                                    ------------
                  INSURANCE -- 1.77%
     46,500       Ping An Insurance (Group) Co.
                    of China Ltd. -- Class H .....................       367,220
                                                                    ------------
                  REAL ESTATE -- 0.95%
     90,000       China Resources Land Ltd. ......................       196,330
                                                                    ------------
                  REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.82%
    100,000       Shimao Property Holdings Ltd. ..................       168,779
--------------------------------------------------------------------------------
                  TOTAL FINANCIALS (COST $1,035,424) .............     1,195,101
                                                                    ------------

--------------------------------------------------------------------------------
                                                                              21

                               Buffalo China Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                              FAIR VALUE*
--------------------------------------------------------------------------------

HEALTH CARE -- 7.14%
                  BIOTECHNOLOGY -- 0.92%
     17,400       3SBio, Inc. -- ADR(a) ..........................  $    191,400
                                                                    ------------
                  HEALTH CARE EQUIPMENT & SUPPLIES -- 5.00%
  3,859,815       Golden Meditech Company Ltd.(a) ................       636,718
      3,900       Mindray Medical International Ltd. -- ADR ......       127,296
    700,000       Mingyuan Medicare Development Co. Ltd.(a) ......        73,731
     60,000       Shandong Weigao Group Medical
                    Polymer Co. Ltd. -- Class H ..................       197,934
                                                                    ------------
                                                                       1,035,679
                                                                    ------------
                  PHARMACEUTICALS -- 1.22%
  1,571,000       Hua Han Bio-Pharmaceutical Holdings Ltd.
                    -- Class H(a) ...........................            251,906
--------------------------------------------------------------------------------
                  TOTAL HEALTH CARE (COST $2,057,514)                  1,478,985
                                                                    ------------

INDUSTRIALS -- 12.47%
                  AIRLINES -- 2.47%
  1,623,000       China Southern Airline Co. Ltd. -- Class H(a) ..       511,256
                                                                    ------------
                  CHEMICALS -- 0.31%
    145,000       Sinofert Holdings Ltd. .........................        64,099
                                                                    ------------
                  COMMERCIAL SERVICES & SUPPLIES -- 2.47%
  4,680,000       Jolimark Holdings Ltd.(b) ......................       513,287
                                                                    ------------
                  CONSTRUCTION & ENGINEERING -- 2.09%
     86,000       China Communications Construction Co.
                    -- Class H ...................................        92,545
    128,000       China Railway Construction Corp. Ltd.
                    -- Class H(a) ................................       169,601
    200,000       China Railway Group Ltd. -- Class H(a) .........       171,153
                                                                    ------------
                                                                         433,299
                                                                    ------------
                  ELECTRICAL EQUIPMENT -- 1.03%
     55,000       China High Speed Transmission
                    Equipment Group Co., Ltd. ....................       112,358
     20,000       Dongfang Electric Corp. Ltd. -- Class H ........       100,524
                                                                    ------------
                                                                         212,882
                                                                    ------------
                  INDUSTRIAL CONGLOMERATES -- 0.12%
     50,000       Guangdong Investment Ltd. ......................        24,562
                                                                    ------------
                  MACHINERY -- 0.79%
    160,794       China International Marine Containers
                  (Group) Co. Ltd.(a) ............................       164,522
                                                                    ------------
                  ROAD & RAIL -- 0.09%
     50,350       China Shipping Container Lines Company
                    Ltd. -- Class H (a)                                   18,226
                                                                    ------------
                  TRANSPORTATION INFRASTRUCTURE -- 3.10%
  1,092,000       Anhui Expressway Co. ...........................       643,100
--------------------------------------------------------------------------------
                  TOTAL INDUSTRIALS (COST $2,133,941) ............     2,585,233
                                                                    ------------

INFORMATION TECHNOLOGY -- 3.02%
                  COMMUNICATIONS EQUIPMENT -- 0.82%
     32,500       ZTE Corp. -- Class H ...........................       170,809
                                                                    ------------
                  ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.57%
      5,500       BYD Compamy Ltd. -- Class H(a) .................        45,150
  4,902,000       Kwang Sung Electronics H.K. ....................       280,176
                                                                    ------------
                                                                         325,326
                                                                    ------------

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------


SHARES                                                              FAIR VALUE*
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)
                  INTERNET SOFTWARE & SERVICES -- 0.12%
    594,000       China Lotsynergy Holdings Ltd.(a) ..............  $     23,750
                                                                    ------------
                  SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 0.51%
      3,300       Trina Solar Ltd. -- ADR(a) .....................       106,161
--------------------------------------------------------------------------------
                  TOTAL INFORMATION TECHNOLOGY (COST $1,227,620) .       626,046
                                                                    ------------

MATERIALS -- 13.15%
                  CHEMICALS -- 0.52%
    200,000       China Bluechemical Ltd -- Class H ..............       108,095
                                                                    ------------
                  CONSTRUCTION MATERIALS -- 3.40%
     84,000       Anhui Conch Cement Co. Ltd.(a) .................       557,032
    200,000       China Shanshui Cement Group(a) .................       148,875
                                                                    ------------
                                                                         705,907
                                                                    ------------
                  METALS & MINING -- 9.23%
    836,000       Aluminum Corporation Of China Ltd. .............       912,605
    203,000       Jiangxi Copper Company Ltd. -- Class H .........       450,776
    382,000       Yanzhou Coal Mining Company Ltd. -- Class H ....       548,954
                                                                    ------------
                                                                       1,912,335
--------------------------------------------------------------------------------
                  TOTAL MATERIALS (COST $1,333,965) ..............     2,726,337
                                                                    ------------

TELECOMMUNICATION SERVICES -- 12.51%
                  DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.01%
    120,000       China Communications Services Corp. Ltd.
                    -- Class H ...................................        65,410
  1,622,000       China Telecom Corp. Ltd. -- Class H ............       766,142
                                                                    ------------
                                                                         831,552
                                                                    ------------
                  WIRELESS TELECOMMUNICATION SERVICES -- 8.50%
    112,000       China Mobile Ltd. ..............................     1,096,955
    468,000       China Unicom Ltd. ..............................       663,209
                                                                    ------------
                                                                       1,760,164
--------------------------------------------------------------------------------
                  TOTAL TELECOMMUNICATION SERVICES
                    (COST $2,840,127) ............................     2,591,716
                                                                    ------------

UTILITIES -- 10.63%
                  ELECTRIC UTILITIES -- 10.63%
  1,588,000       Datang International Power Generation
                    Company Ltd. -- Class H ......................       826,176
  1,886,000       Huadian Power International
                    Corp. Ltd. -- Class H(a) .....................       605,744
  1,158,000       Huaneng Power International,
                    Inc. -- Class H ..............................       770,788
                                                                    ------------
                                                                       2,202,708
--------------------------------------------------------------------------------
                  TOTAL UTILITIES (COST $2,344,090) ..............     2,202,708
                                                                    ------------


TOTAL COMMON STOCKS ..............................................    19,441,595
--------------------------------------------------------------------------------
(COST $21,598,539)


--------------------------------------------------------------------------------
                                                                              23


                               Buffalo China Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                              FAIR VALUE*
--------------------------------------------------------------------------------

WARRANTS -- 0.00%
                  Matsunichi Comm. Warrants(c)
     19,500         Expiration: July, 2010,
                    Excercise Price: $6.00 .......................  $         --
                                                                    ------------

TOTAL WARRANTS ...................................................            --
--------------------------------------------------------------------------------
(COST $0)

SHORT TERM INVESTMENTS -- 0.72%
INVESTMENT COMPANIES -- 0.72%
    149,109       Fidelity Institutional Government Portfolio ....       149,109
--------------------------------------------------------------------------------
                  TOTAL INVESTMENT COMPANIES .....................       149,109
                                                                    ------------

TOTAL SHORT TERM INVESTMENTS                                             149,109
--------------------------------------------------------------------------------
(COST $149,109)

TOTAL INVESTMENTS -- 94.53% ......................................    19,590,704
(COST $21,747,648)

Other Assets in Excess of Liabilities -- 5.47% ...................     1,134,239
                                                                    ------------

TOTAL NET ASSETS -- 100.00% ......................................  $ 20,724,943
                                                                    ============

ADR -- AMERICAN DEPOSITARY RECEIPT
(a) NON INCOME PRODUCING
(b) ILLIQUID SECURITIES
(c) FAIR VALUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO $0
    (0.00% OF NET ASSETS) AT SEPTEMBER 30, 2009.
* SEE NOTE 1A OF ACCOMPANYING NOTES TO FINANCIAL STATEMENTS REGARDING VALUATION
  OF SECURITIES.









As of September 30, 2009, the country diversification was as follows:
--------------------------------------------------------------------------------
                                                          FAIR
                                                          VALUE      PERCENTAGE
--------------------------------------------------------------------------------
China ..........................................       $14,444,602      69.70%
Hong Kong ......................................         4,996,993      24.11%
                                                       -----------     -------
Total Common Stock .............................        19,441,595      93.81%
Total Short Term Investments ...................           149,109       0.72%
                                                       -----------     -------
Total Investments ..............................        19,590,704      94.53%
Other Assets in Excess of Liabilities ..........         1,134,239       5.47%
                                                       -----------     -------
TOTAL NET ASSETS ...............................       $20,724,943     100.00%
                                                       ===========     =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
24

                               Buffalo Growth Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                             FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 90.97%
CONSUMER DISCRETIONARY -- 11.18%
              AUTO COMPONENTS -- 2.75%
     61,600   Gentex Corp. ...................................   $       871,640
     68,500   Johnson Controls, Inc. .........................         1,750,860
                                                                 ---------------
                                                                       2,622,500
                                                                 ---------------
              HOTELS, RESTAURANTS & LEISURE -- 3.84%
     65,900   Carnival Corp.(b) ..............................         2,193,152
     25,600   McDonald's Corp. ...............................         1,460,992
                                                                 ---------------
                                                                       3,654,144
                                                                 ---------------
              INTERNET & CATALOG RETAIL -- 2.79%
    112,500   eBay Inc.(a) ...................................         2,656,125
                                                                 ---------------
              RESTAURANTS -- 1.80%
     50,900   Yum! Brands, Inc. ..............................         1,718,384
--------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY (COST $10,265,090)         10,651,153
                                                                 ---------------

CONSUMER STAPLES -- 7.68%
              BEVERAGES -- 1.33%
     23,500   The Coca-Cola Co. ..............................         1,261,950
                                                                 ---------------
              HOUSEHOLD PRODUCTS -- 6.35%
     27,000   Colgate-Palmolive Co. ..........................         2,059,560
     34,100   Kimberly-Clark Corp. ...........................         2,011,218
     34,215   The Procter & Gamble Co. .......................         1,981,733
                                                                 ---------------
                                                                       6,052,511
--------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES (COST $5,589,479) .......         7,314,461
                                                                 ---------------

ENERGY -- 4.60%
              ENERGY EQUIPMENT & SERVICES -- 4.60%
     50,700   Schlumberger Ltd.(b) ...........................         3,021,720
     47,300   Smith International, Inc. ......................         1,357,510
                                                                 ---------------
                                                                       4,379,230
--------------------------------------------------------------------------------
              TOTAL ENERGY (COST $5,644,250) .................         4,379,230
                                                                 ---------------

FINANCIALS -- 3.49%
              COMMERCIAL BANKS -- 0.97%
     15,900   Northern Trust Corp. ...........................           924,744
                                                                 ---------------
              DIVERSIFIED FINANCIAL SERVICES -- 2.52%
     23,600   JPMorgan Chase & Co. ...........................         1,034,152
     46,100   MSCI, Inc.(a) ..................................         1,365,482
                                                                 ---------------
                                                                       2,399,634
--------------------------------------------------------------------------------
              TOTAL FINANCIALS (COST $3,009,047) .............         3,324,378
                                                                 ---------------

HEALTH CARE -- 11.42%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 6.38%
     25,200   Baxter International, Inc. .....................         1,436,652
     54,000   Dentsply International, Inc. ...................         1,865,160
     26,600   Sigma-Aldrich Corp. ............................         1,435,868
     31,800   Varian Medical Systems, Inc.(a) ................         1,339,734
                                                                 ---------------
                                                                       6,077,414
                                                                 ---------------
              HEALTH CARE PROVIDERS & SERVICES -- 1.82%
     78,900   Pharmaceutical Product Development, Inc. .......         1,731,066
                                                                 ---------------

--------------------------------------------------------------------------------
                                                                              25

                               Buffalo Growth Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                             FAIR VALUE
--------------------------------------------------------------------------------


HEALTH CARE (CONTINUED)
              PHARMACEUTICALS -- 3.22%
     31,900   Abbott Laboratories ............................   $     1,578,093
     24,400   Johnson & Johnson ..............................         1,485,716
                                                                 ---------------
                                                                       3,063,809
--------------------------------------------------------------------------------
              TOTAL HEALTH CARE (COST $8,972,677) ............        10,872,289
                                                                 ---------------
INDUSTRIALS -- 19.34%
              AEROSPACE & DEFENSE -- 2.46%
     43,300   The Boeing Co. .................................         2,344,695
                                                                 ---------------
              AIR FREIGHT & LOGISTICS -- 1.65%
     27,900   United Parcel Service, Inc. ....................         1,575,513
                                                                 ---------------
              COMMERCIAL SERVICES & SUPPLIES -- 4.64%
     59,500   Brady Corp. ....................................         1,708,840
     76,000   The Corporate Executive Board Co. ..............         1,892,400
     23,400   Snap-on Inc. ...................................           813,384
                                                                 ---------------
                                                                       4,414,624
                                                                 ---------------
              CONSTRUCTION & ENGINEERING -- 2.51%
     47,000   Fluor Corp. ....................................         2,389,950
                                                                 ---------------
              ELECTRICAL EQUIPMENT -- 1.78%
     42,400   Emerson Electric Co. ...........................         1,699,392
                                                                 ---------------
              INDUSTRIAL CONGLOMERATES -- 1.98%
     25,500   3M Co. .........................................         1,881,900
                                                                 ---------------
              MACHINERY -- 4.32%
     83,100   Chart Industries, Inc.(a) ......................         1,794,129
     47,300   Joy Global Inc. ................................         2,314,862
                                                                 ---------------
                                                                       4,108,991
--------------------------------------------------------------------------------
              TOTAL INDUSTRIALS (COST $19,808,636) ...........        18,415,065
                                                                 ---------------
INFORMATION TECHNOLOGY -- 30.86%
              COMMUNICATIONS EQUIPMENT -- 4.22%
    136,800   Cisco Systems, Inc.(a) .........................         3,220,272
     17,800   QUALCOMM Inc. ..................................           800,644
                                                                 ---------------
                                                                       4,020,916
                                                                 ---------------
              COMPUTERS & PERIPHERALS -- 1.29%
     46,100   NetApp, Inc.(a) ................................         1,229,948
                                                                 ---------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.41%
     32,200   Dolby Laboratories, Inc. -- Class A(a) .........         1,229,718
     66,200   National Instruments Corp. .....................         1,829,106
     47,700   Trimble Navigation Ltd.(a) .....................         1,140,507
                                                                 ---------------
                                                                       4,199,331
                                                                 ---------------
              IT SERVICES -- 1.99%
    100,000   Western Union Co. ..............................         1,892,000
                                                                 ---------------
              OFFICE ELECTRONICS -- 1.39%
     40,200   Diebold, Inc. ..................................         1,323,786
                                                                 ---------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 11.86%
     42,600   Broadcom Corp. -- Class A(a) ...................         1,307,394
     42,605   Cabot Microelectronics Corp.(a) ................         1,485,210
    102,900   Intel Corp. ....................................         2,013,753
     61,400   KLA-Tencor Corp. ...............................         2,201,804
    132,700   MKS Instruments, Inc.(a) .......................         2,559,783
    121,200   National Semiconductor Corp. ...................         1,729,524
                                                                 ---------------
                                                                      11,297,468
                                                                 ---------------

--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

 SHARES OR
FACE AMOUNT                                                          FAIR VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)
              SOFTWARE -- 5.70%
     71,840   Electronic Arts Inc.(a) $ ......................         1,368,552
     36,200   F5 Networks, Inc.(a) ...........................         1,434,606
     52,500   Microsoft Corp. ................................         1,359,225
     45,700   Red Hat, Inc.(a) ...............................         1,263,148
                                                                 ---------------
                                                                       5,425,531
--------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY (COST $27,172,980)         29,388,980
                                                                 ---------------

MATERIALS -- 2.40%
              CHEMICALS -- 2.40%
     19,900   Ecolab Inc. ....................................           919,977
     16,700   Praxair, Inc. ..................................         1,364,223
                                                                 ---------------
                                                                       2,284,200
--------------------------------------------------------------------------------
              TOTAL MATERIALS (COST $1,665,117) ..............         2,284,200
                                                                 ---------------

TOTAL COMMON STOCKS ..........................................        86,629,756
--------------------------------------------------------------------------------
(COST $82,127,276)

SHORT TERM INVESTMENTS -- 9.15%
INVESTMENT COMPANIES -- 5.47%
  5,215,753   Fidelity Institutional Government Portfolio ....         5,215,753
--------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES .....................         5,215,753
                                                                 ---------------

U.S. TREASURY BILLS -- 3.68%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 3.68%
$   750,000   0.00%, 10/01/2009 ..............................           750,000
    750,000   0.06%, 10/08/2009 ..............................           749,991
  1,000,000   0.05%, 10/15/2009 ..............................           999,982
  1,000,000   0.00%, 10/22/2009 ..............................           999,998
--------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ......................         3,499,971
                                                                 ---------------

TOTAL SHORT TERM INVESTMENTS .................................         8,715,724
--------------------------------------------------------------------------------
(COST $8,715,724)

TOTAL INVESTMENTS -- 100.12% .................................        95,345,480
--------------------------------------------------------------------------------
(COST $90,843,000)

Liabilities in Excess of Other Assets -- (0.12)% .............          (112,460)
                                                                 ---------------

TOTAL NET ASSETS -- 100.00% ..................................   $    95,233,020
                                                                 ===============

(a) NON INCOME PRODUCING
(b) FOREIGN ISSUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO
    $5,214,872 (5.48% OF NET ASSETS) AT SEPTEMBER 30, 2009.

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              27

                            Buffalo High Yield Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------

 SHARES OR
FACE AMOUNT                                                          FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 0.00%
SPECIAL PURPOSE ENTITY -- 0.00%
    725,000   Adelphia Recovery Trust(a)(d)(e) ...............   $            --
--------------------------------------------------------------------------------
              TOTAL SPECIAL PURPOSE ENTITY (COST $712,005) ...                --
                                                                 ---------------

TOTAL COMMON STOCKS ..........................................                --
--------------------------------------------------------------------------------
(COST $712,005)

CONVERTIBLE PREFERRED STOCKS -- 1.70%
FINANCIALS -- 1.70%
              COMMERCIAL BANKS -- 1.70%
    108,200   Boston Private Capital Trust I(a) ..............         2,603,563
--------------------------------------------------------------------------------
              TOTAL FINANCIALS (COST $5,342,000) .............         2,603,563
                                                                 ---------------


TOTAL CONVERTIBLE PREFERRED STOCKS ...........................         2,603,563
--------------------------------------------------------------------------------
(COST $5,342,000)

PREFERRED STOCKS -- 1.57%
FINANCIALS -- 1.57%
              REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.57%
    125,000   Firstservice Corp(g) ...........................         2,406,250
--------------------------------------------------------------------------------
              TOTAL FINANCIALS (COST $2,656,250) .............         2,406,250
                                                                 ---------------

TOTAL PREFERRED STOCKS .......................................         2,406,250
--------------------------------------------------------------------------------
(COST $2,656,250)

CONVERTIBLE BONDS -- 16.57%
CONSUMER DISCRETIONARY -- 7.60%
              LEISURE EQUIPMENT & PRODUCTS -- 3.54%
              WMS Industries, Inc.
$ 1,600,000      2.750%, 07/15/2010 ..........................         5,416,000
                                                                 ---------------
              HOTELS, RESORTS AND CRUISE LINES -- 0.33%
              Host Hotels & Resorts LP
    500,000     3.125%, 04/15/2024 (Acquired 2/19/2009,
                Cost $471,995)(b)(c) .........................           502,500
                                                                 ---------------
              MEDIA -- 3.73%
              Lions Gate Entertainment Corp.
  6,310,000     2.938%, 10/15/2024(g) ........................         5,718,438
--------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY (COST $7,886,389) .        11,636,938
                                                                 ---------------

CONSUMER STAPLES -- 0.16%
              FOOD & STAPLES RETAILING -- 0.16% Pantry, Inc.
    300,000     3.000%, 11/15/2012 ...........................           248,625
--------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES (COST $238,316) .........           248,625
                                                                 ---------------



--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------

FACE AMOUNT                                                          FAIR VALUE
--------------------------------------------------------------------------------


FINANCIALS -- 0.16%
              CAPITAL MARKETS -- 0.16%
              Janus Capital Group, Inc.
$   200,000     3.250%, 07/15/2014 ...........................   $       251,750
--------------------------------------------------------------------------------
              TOTAL FINANCIALS (COST $681,693) ...............           251,750
                                                                 ---------------

HEALTH CARE -- 4.45%
              BIOTECHNOLOGY -- 2.21%
              Amylin Pharmaceuticals, Inc.
  3,655,000     2.500%, 04/15/2011 ...........................         3,390,012
                                                                 ---------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 2.24%
              American Medical Systems
    137,000     3.250%, 07/01/2036 ...........................           145,220
    863,000     4.000%, 09/15/2041 ...........................           946,064
              ConMed Corp.
  1,500,000     2.500%, 11/15/2024 ...........................         1,368,750
              SonoSite, Inc.
  1,000,000     3.750%, 07/15/2014 ...........................           968,750
                                                                 ---------------
                                                                       3,428,784
--------------------------------------------------------------------------------
              TOTAL HEALTH CARE (COST $6,552,633) ............         6,818,796
                                                                 ---------------

INDUSTRIALS -- 4.05%
              AIRLINES -- 3.24%
              JetBlue Airways Corp.
  5,000,000     3.750%, 03/15/2035 ...........................         4,968,750
                                                                 ---------------
              TRADING COMPANIES & DISTRIBUTORS -- 0.81%
              Wesco Intl, Inc.
    960,000     6.000%, 09/15/2029 ...........................         1,233,600
--------------------------------------------------------------------------------
              TOTAL INDUSTRIALS (COST $5,715,248) ............         6,202,350
                                                                 ---------------

MATERIALS -- 0.15%
              METALS & MINING -- 0.15% Steel Dynamics, Inc.
    200,000     5.125%, 06/15/2014 ...........................           237,000
--------------------------------------------------------------------------------
              TOTAL MATERIALS (COST $200,000) ................           237,000
                                                                 ---------------

TOTAL CONVERTIBLE BONDS ......................................        25,395,459
--------------------------------------------------------------------------------
(COST $21,274,279)

CORPORATE BONDS -- 67.58%
CONSUMER DISCRETIONARY -- 25.47%
              HOTELS RESTAURANTS & LEISURE -- 7.78%
              Circus Circus
  3,100,000     7.625%, 07/15/2013 ...........................         2,542,000
              Isle of Capri Casinos
  2,928,000     7.000%, 03/01/2014 ...........................         2,620,560
              Penn National Gaming, Inc.
  1,400,000     6.875%, 12/01/2011 ...........................         1,400,000
              Pinnacle Entertainment, Inc.
  2,685,000     8.250%, 03/15/2012 ...........................         2,698,425


--------------------------------------------------------------------------------
                                                                              29


                            Buffalo High Yield Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

FACE AMOUNT                                                          FAIR VALUE
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY (CONTINUED)
              Royal Caribbean Cruises Ltd
$ 1,450,000     7.000%, 06/15/2013(g) ........................   $     1,388,375
  1,615,000     7.500%, 10/15/2027(g) ........................         1,267,775
                                                                 ---------------
                                                                      11,917,135
                                                                 ---------------
              HOTELS, RESTAURANTS & LEISURE -- 2.04%
              Ameristar Casinos, Inc.
  2,000,000     9.250%, 06/01/2014 (Acquired 5/12/2009,
                Cost $1,942,955)(b)(c) .......................         2,085,000
              Speedway Motorsports, Inc.
  1,000,000     8.750%, 06/01/2016 (Acquired 5/14/2009,
                Cost $968,759)(b)(c) .........................         1,045,000
                                                                 ---------------
                                                                       3,130,000
                                                                 ---------------
              HOUSEHOLD DURABLES -- 1.63%
              Anixter, Inc.
    400,000     10.000%, 03/15/2014 ..........................           424,000
              Jarden Corp.
  2,000,000     7.500%, 05/01/2017 ...........................         1,955,000
              Sealy Mattress Co.
    100,000     10.875%, 04/15/2016 (Acquired 5/15/2009,
                Cost $96,004)(b)(c) ..........................           110,750
                                                                 ---------------
                                                                       2,489,750
                                                                 ---------------
              INTERNET & CATALOG RETAIL -- 0.71%
              HSN, Inc.
  1,000,000     11.250%, 08/01/2016 ..........................         1,087,500
                                                                 ---------------
              RAIL TRANSPORTATION -- 0.75%
              Kansas City Southern Railway Co.
  1,000,000     13.000%, 12/15/2013 ..........................         1,155,000
                                                                 ---------------
              SPECIALTY RETAIL -- 5.37%
              Autonation, Inc.
  2,000,000     7.000%, 04/15/2014 ...........................         2,015,000
              Group 1 Automotive, Inc.
  1,840,000     8.250%, 08/15/2013 ...........................         1,830,800
              Sally Holdings LLC.
    650,000     9.250%, 11/15/2014 ...........................           676,000
              United Auto Group, Inc.
  4,000,000     7.750%, 12/15/2016 ...........................         3,710,000
                                                                 ---------------
                                                                       8,231,800
                                                                 ---------------
              TEXTILES, APPAREL & LUXURY GOODS -- 7.19%
              Interface, Inc.
  3,570,000     9.500%, 02/01/2014 ...........................         3,556,613
              Oxford Industries, Inc.
  4,500,000     11.375%, 07/15/2015 ..........................         4,843,125
              Phillips Van-Heusen
  3,120,000     7.750%, 11/15/2023 ...........................         2,607,983
                                                                 ---------------
                                                                      11,007,721
--------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY (COST $39,151,013)         39,018,906
                                                                 ---------------

CONSUMER STAPLES -- 8.83%
              BEVERAGES -- 1.31%
              Constellation Brands, Inc.
  2,000,000     8.125%, 01/15/2012 ...........................         2,010,000
                                                                 ---------------
              FOOD & STAPLES RETAILING -- 1.22%
              Pantry, Inc.
  2,000,000     7.750%, 02/15/2014 ...........................         1,875,000
                                                                 ---------------

--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

FACE AMOUNT                                                          FAIR VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)
              FOOD PRODUCTS -- 4.22%
              Pilgrims Pride Corp.(f)
$ 3,800,000     8.375%, 05/01/2017 ...........................   $     4,189,500
              Smithfield Foods, Inc.
  2,750,000     7.750%, 07/01/2017 ...........................         2,275,625
                                                                 ---------------
                                                                       6,465,125
                                                                 ---------------
              HOUSEHOLD PRODUCTS -- 2.08%
              Prestige Brands, Inc.
  3,100,000     9.250%, 04/15/2012 ...........................         3,177,500
--------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES (COST $13,563,711) ......        13,527,625
                                                                 ---------------

ENERGY -- 7.16%
              OIL & GAS -- 7.16%
              Berry Petroleum Co.
    750,000     10.250%, 06/01/2014 ..........................           804,375
    500,000     8.250%, 11/01/2016 ...........................           482,500
              Concho Resources, Inc.
    750,000     8.625%, 10/01/2017 ...........................           772,500
              Continental Resources, Inc.
    100,000     8.250%, 10/01/2019 (Acquired 9/18/2009,
                Cost $99,160)(b)(c) ..........................           103,250
              Inergy L.P./Inergy Finance Corp.
  3,400,000     6.875%, 12/15/2014 ...........................         3,264,000
    600,000     8.250%, 03/01/2016 ...........................           606,000
              Susser Holdings
  1,250,000     10.625%, 12/15/2013 ..........................         1,296,875
              United Refining Co.
  4,200,000     10.500%, 08/15/2012 ..........................         3,633,000
                                                                 ---------------
                                                                      10,962,500
--------------------------------------------------------------------------------
              TOTAL ENERGY (COST $11,355,133) ................        10,962,500
                                                                 ---------------

FINANCIALS -- 1.83%
              CAPITAL MARKETS -- 1.83%
              Janus Capital Group, Inc.
  1,825,000     6.125%, 09/15/2011 ...........................         1,810,756
  1,000,000     6.500%, 06/15/2012 ...........................           994,198
                                                                 ---------------
                                                                       2,804,954
--------------------------------------------------------------------------------
              TOTAL FINANCIALS (COST $2,431,311) .............         2,804,954
                                                                 ---------------

HEALTH CARE -- 8.60%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 2.18%
              Cooper Cos, Inc.
  1,200,000     7.125%, 02/15/2015 ...........................         1,170,000
              Wright Medical Group, Inc.
  2,550,000     2.625%, 12/01/2014 ...........................         2,164,312
                                                                 ---------------
                                                                       3,334,312
                                                                 ---------------
              HEALTH CARE PROVIDERS & SERVICES -- 3.77%
              Carriage Services, Inc.
  3,000,000     7.875%, 01/15/2015 ...........................         2,827,500
              Davita, Inc.
  1,000,000     7.250%, 03/15/2015 ...........................           995,000
              Psychiatric Solutions, Inc.
  1,300,000     7.750%, 07/15/2015 ...........................         1,261,000



--------------------------------------------------------------------------------
                                                                              31


                            Buffalo High Yield Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

FACE AMOUNT                                                          FAIR VALUE
--------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)
$   700,000   Sun Healthcare Group, Inc.
                9.125%, 04/15/2015 ...........................   $       700,000
                                                                 ---------------
                                                                       5,783,500
                                                                 ---------------
              PHARMACEUTICALS -- 2.65%
              Warner Chilcott Corp.
  3,936,000     8.750%, 02/01/2015 ...........................         4,054,080
--------------------------------------------------------------------------------
              TOTAL HEALTH CARE (COST $12,793,672) ...........        13,171,892
                                                                 ---------------
INDUSTRIALS -- 13.32%
              COMMERCIAL SERVICES & SUPPLIES -- 8.70%
              Allied Waste North America
  1,100,000     7.875%, 04/15/2013 ...........................         1,128,361
              Education Management LLC
  2,805,000     8.750%, 06/01/2014 ...........................         2,987,325
  2,500,000     10.250%, 06/01/2016 ..........................         2,787,500
              Greenbrier Companies, Inc.
  2,000,000     8.375%, 05/15/2015 ...........................         1,632,500
              Iron Mountain, Inc.
  2,925,000     7.750%, 01/15/2015 ...........................         2,961,563
              Mobile Mini, Inc.
  2,000,000     6.875%, 05/01/2015 ...........................         1,835,000
                                                                 ---------------
                                                                      13,332,249
                                                                 ---------------
              DIVERSIFIED MANUFACTURING -- 1.82%
              Blount, Inc.
  2,210,000     8.875%, 08/01/2012 ...........................         2,259,725
              BWAY Corp.
    500,000     10.000%, 04/15/2014 (Acquired 5/11/2009,
                Cost $486,549)(b)(c) .........................           531,250
                                                                 ---------------
                                                                       2,790,975
                                                                 ---------------
              MACHINERY -- 2.80%
              Altra Industrial Motion, Inc.
  2,290,000     9.000%, 12/01/2011 ...........................         2,347,250
              American Railcar Inds, Inc.
  1,000,000     7.500%, 03/01/2014 ...........................           935,000
              Chart Industries, Inc.
  1,000,000     9.125%, 10/15/2015 ...........................         1,005,000
                                                                 ---------------
                                                                       4,287,250
--------------------------------------------------------------------------------
              TOTAL INDUSTRIALS (COST $19,799,099) ...........        20,410,474
                                                                 ---------------
INFORMATION TECHNOLOGY -- 1.31%
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 1.31%
              KLA-Tencor Corp.
    500,000     6.900%, 05/01/2018 ...........................           523,479
              National Semiconductor Corp.
  1,500,000     6.600%, 06/15/2017 ...........................         1,484,593
--------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY (COST $1,720,290) .         2,008,072
                                                                 ---------------



--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------

 SHARES OF
FACE AMOUNT                                                          FAIR VALUE
--------------------------------------------------------------------------------

MANUFACTURING -- 0.15%
              TRANSPORTATION EQUIPMENT -- 0.15%
              Transdigm, Inc.
$  235,000      7.750%, 07/15/2014 ...........................   $       234,412
--------------------------------------------------------------------------------
              TOTAL MANUFACTURING (COST $234,307) ............           234,412
                                                                 ---------------

SERVICES -- 0.91%
              BUSINESS SERVICES -- 0.91%
              Lamar Media Corp.
  1,000,000     6.625%, 08/15/2015 ...........................           935,000
    500,000     6.625%, 08/15/2015 ...........................           460,000
                                                                 ---------------
                                                                       1,395,000
--------------------------------------------------------------------------------
              TOTAL SERVICES (COST $1,384,514) ...............         1,395,000
                                                                 ---------------


TOTAL CORPORATE BONDS ........................................       103,533,835
--------------------------------------------------------------------------------
(COST $102,432,960)

SHORT TERM INVESTMENTS -- 10.83%
INVESTMENT COMPANIES -- 4.79%
  7,336,241   Fidelity Institutional Government Portfolio ....         7,336,241
--------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES .....................         7,336,241
                                                                 ---------------

U.S. TREASURY BILLS -- 6.04%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 6.04%
$ 1,250,000     0.00%, 10/01/2009 ............................         1,250,000
  2,000,000     0.05%, 10/08/2009 ............................         1,999,981
  2,000,000     0.05%, 10/15/2009 ............................         1,999,964
  2,000,000     0.00%, 10/22/2009 ............................         1,999,996
  2,000,000     0.00%, 10/29/2009 ............................         1,999,998
--------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ......................         9,249,939
                                                                 ---------------


TOTAL SHORT TERM INVESTMENTS .................................        16,586,180
--------------------------------------------------------------------------------
(COST $16,586,180)

TOTAL INVESTMENTS -- 98.25% ..................................       150,525,287
(COST $149,003,674)

Other Assets in Excess of Liabilities -- 1.75% ...............         2,687,000
                                                                 ---------------

TOTAL NET ASSETS -- 100.00% ..................................   $   153,212,287
                                                                 ===============

(a) NON INCOME PRODUCING
(b) RESTRICTED SECURITY DEEMED LIQUID. THE TOTAL VALUE OF RESTRICTED SECURITIES
    IS $4,377,750 (2.86% OF NET ASSETS) AT SEPTEMBER 30, 2009.
(c) RULE 144A SECURITY
(d) ILLIQUID SECURITY
(e) FAIR VALUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO $0
    (0.00% OF NET ASSETS) AT SEPTEMBER 30, 2009.
(f) DEFAULTED SECURITY
(g) FOREIGN ISSUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO
    $20,041,823 (13.08% OF NET ASSETS) AT SEPTEMBER 30, 2009.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              33


                           Buffalo International Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

COMMON STOCKS -- 81.99%
AUSTRIA -- 0.77%
              OIL & GAS -- 0.77%
      4,000   OMV AG .........................................   $       161,379
--------------------------------------------------------------------------------
              TOTAL AUSTRIA (COST $173,180) ..................           161,379
                                                                 ---------------

BRAZIL -- 8.80%
              DIVERSIFIED FINANCIAL SERVICES -- 2.71%
     77,320   BM&F BOVESPS SA ................................           569,993
                                                                 ---------------
              IT SERVICES -- 2.48%
     20,000   Cia Brasileira de Meios de Pagamento ...........           198,465
     21,000   Redecard SA ....................................           323,013
                                                                 ---------------
                                                                         521,478
                                                                 ---------------
              WATER UTILITIES -- 3.61%
        600   Companhia de Saneamento Basico
                do Estado de Sao Paulo -- SABESP -- ADR ......            22,758
     43,000   Companhia de Saneamento de
                Minas Gerais -- Copasa MG ....................           736,165
                                                                 ---------------
                                                                         758,923
--------------------------------------------------------------------------------
              TOTAL BRAZIL (COST $1,383,405) .................         1,850,394
                                                                 ---------------

CAYMAN ISLANDS -- 3.16%
              BIOTECHNOLOGY -- 0.89%
     17,000   3SBio, Inc. -- ADR(a) ..........................           187,000
                                                                 ---------------
              CONSTRUCTION MATERIALS -- 1.49%
    420,000   China Shanshui Cement Group(a) .................           313,779
                                                                 ---------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 0.78%
      5,100   Trina Solar Ltd. -- ADR(a) .....................           164,067
--------------------------------------------------------------------------------
              TOTAL CAYMAN ISLANDS (COST $417,353) ...........           664,846
                                                                 ---------------

CHINA -- 4.99%
              CONSTRUCTION & ENGINEERING -- 0.53%
    150,000   Baoye Group Co. Ltd. ...........................           111,290
                                                                 ---------------
              FOOD PRODUCTS -- 3.92%
    985,498   Chaoda Modern Agriculture (Holdings) Ltd. ......           595,110
    270,000   China Green (Holdings) Ltd. ....................           229,237
                                                                 ---------------
                                                                         824,347
                                                                 ---------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 0.54%
      3,500   Mindray Medical International Ltd. -- ADR ......           114,240
--------------------------------------------------------------------------------
              TOTAL CHINA (COST $1,221,584) ..................         1,049,877
                                                                 ---------------

DENMARK -- 0.76%
              ELECTRICAL EQUIPMENT -- 0.76%
      2,200   Vestas Wind System A/S(a) ......................           159,041
--------------------------------------------------------------------------------
              TOTAL DENMARK (COST $148,077) ..................           159,041
                                                                 ---------------

FINLAND -- 0.39%
              COMMUNICATIONS EQUIPMENT -- 0.39%
      5,600   Nokia Oyj -- ADR ...............................            81,872
--------------------------------------------------------------------------------
              TOTAL FINLAND (COST $157,200) ..................            81,872
                                                                 ---------------


--------------------------------------------------------------------------------
34

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

FRANCE -- 5.10%
              FOOD PRODUCTS -- 0.59%
      1,100   Vilmorin & Cie .................................   $       124,252
                                                                 ---------------
              MACHINERY -- 0.48%
        600   Vallourec SA ...................................           101,674
                                                                 ---------------
              MULTI-UTILITIES -- 0.91%
      4,966   Veolia Environnement -- ADR ....................           191,142
                                                                 ---------------
              SOFTWARE -- 2.11%
       5,500  Dassault Systemes S.A. .........................           306,566
       7,200  UbiSoft Entertainment SA(a) ....................           136,338
                                                                 ---------------
                                                                         442,904
                                                                 ---------------
              TEXTILES, APPAREL & LUXURY GOODS -- 1.01%
      2,100   LVMH Moet Hennessy Louis Vuitton SA ............           211,211
--------------------------------------------------------------------------------
              TOTAL FRANCE (COST $1,338,632) .................         1,071,183
                                                                 ---------------

GERMANY -- 11.47%
              CHEMICALS -- 2.76%
      5,000   Bayer AG .......................................           346,450
      1,500   Wachker Chemie AG ..............................           233,969
                                                                 ---------------
                                                                         580,419
                                                                 ---------------
              ELECTRICAL EQUIPMENT -- 0.76%
      3,900   SGL Carbon AG(a) ...............................           159,570
                                                                 ---------------
              HOUSEHOLD PRODUCTS -- 1.71%
      9,900   Henkel KGaA ....................................           359,718
                                                                 ---------------
              INDUSTRIAL CONGLOMERATES -- 1.46%
      3,300   Siemens AG -- ADR ..............................           306,768
                                                                 ---------------
              PHARMACEUTICALS -- 0.99%
      2,100   Merck KGaA .....................................           208,814
                                                                 ---------------
              SOFTWARE -- 0.91%
      3,900   SAP AG -- ADR ..................................           190,593
                                                                 ---------------
              TEXTILES, APPAREL & LUXURY GOODS -- 2.88%
      2,000   Adidas AG ......................................           105,859
      1,500   Puma AG Rudolf Dassler Sport ...................           498,120
                                                                 ---------------
                                                                         603,979
--------------------------------------------------------------------------------
              TOTAL GERMANY (COST $2,612,150) ................         2,409,861
                                                                 ---------------

GUERNSEY -- 2.42%
              SOFTWARE -- 2.42%
     18,900   Amdocs Ltd.(a) .................................           508,032
--------------------------------------------------------------------------------
              TOTAL GUERNSEY (COST $546,328) .................           508,032
                                                                 ---------------

HONG KONG -- 4.79%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 1.40%
    600,000   Mingyuan Medicare Development Co. Ltd.(a) ......            63,484
     70,000   Shandong Weigao Group Medical Polymer Co.
                Ltd. -- Class H ..............................           231,224
                                                                 ---------------
                                                                         294,708
                                                                 ---------------
              HOTELS, RESTAURANTS & LEISURE -- 0.14%
     35,000   Fairwood Holdings Ltd.                                      28,903
                                                                 ---------------


--------------------------------------------------------------------------------
                                                                              35

                           Buffalo International Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

HONG KONG (CONTINUED)
              INDUSTRIAL CONGLOMERATES -- 1.74%
    740,000   Guangdong Investment Ltd. ......................   $       364,746
                                                                 ---------------
              REAL ESTATE -- 0.42%
      7,000   Cheung Kong (Holdings) Ltd. ....................            88,832
                                                                 ---------------
              TEXTILES, APPAREL & LUXURY GOODS -- 1.09%
    185,000   Anta Sports Products LTD. .....................            229,398
--------------------------------------------------------------------------------
              TOTAL HONG KONG (COST $746,235) ................         1,006,587
                                                                 ---------------

INDIA -- 2.72%
              PHARMACEUTICALS -- 2.72%
     29,300   Dr. Reddy's Laboratories Ltd. -- ADR ...........           571,350
--------------------------------------------------------------------------------
              TOTAL INDIA (COST $474,723) ....................           571,350
                                                                 ---------------

ISRAEL -- 2.14%
              PHARMACEUTICALS -- 2.14%
      8,900   Teva Pharmaceutical Industries Ltd. -- ADR .....           449,984
--------------------------------------------------------------------------------
              TOTAL ISRAEL (COST $395,174) ...................           449,984
                                                                 ---------------

JAPAN -- 3.82%
              COMMERCIAL SERVICES & SUPPLIES -- 0.84%
      3,500   SECOM CO., LTD. ................................           176,238
                                                                 ---------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.48%
     34,000   Nippon Electric Glass Co., Ltd. ................           310,210
                                                                 ---------------
              SPECIALTY RETAIL -- 1.50%
      2,500   FAST RETAILING CO., LTD. .......................           316,382
--------------------------------------------------------------------------------
              TOTAL JAPAN (COST $933,495) ....................           802,830
                                                                 ---------------

LUXEMBOURG -- 3.12%
              ENERGY EQUIPMENT & SERVICES -- 0.70%
      4,100   Tenaris S.A. -- ADR ............................           146,042
                                                                 ---------------
              WIRELESS TELECOMMUNICATION SERVICES -- 2.42%
      7,000   Millicom International Cellular
                S.A.(a) ......................................           509,180
--------------------------------------------------------------------------------
              TOTAL LUXEMBOURG (COST $662,609) ...............           655,222
                                                                 ---------------

MALAYSIA -- 0.67%
              AIRLINES -- 0.67%
    350,000   Airasia Berhad(a) ..............................           141,577
--------------------------------------------------------------------------------
              TOTAL MALAYSIA (COST $144,971) .................           141,577
                                                                 ---------------

MEXICO -- 2.04%
              WIRELESS TELECOMMUNICATION SERVICES -- 2.04%
      9,800   America Movil SAB de C.V. -- ADR ...............           429,534
--------------------------------------------------------------------------------
              TOTAL MEXICO (COST $489,738) ...................           429,534
                                                                 ---------------

NETHERLANDS -- 1.64%
              DIVERSIFIED FINANCIAL SERVICES -- 0.85%
     10,000   ING Groep N.V. -- ADR ..........................           178,300
                                                                 ---------------
              HOUSEHOLD DURABLES -- 0.79%
      6,800   Koninklijke (Royal) Philips Electronics N.V. -- ADR        165,648
--------------------------------------------------------------------------------
              TOTAL NETHERLANDS (COST $628,904) ..............           343,948
                                                                 ---------------

--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------


SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

NORWAY -- 0.49%
              COMMERCIAL SERVICES & SUPPLIES -- 0.49%
     22,000   Tomra Systems ASA ..............................   $       102,837
--------------------------------------------------------------------------------
              TOTAL NORWAY (COST $161,952) ...................           102,837
                                                                 ---------------

SINGAPORE -- 3.30%
              DIVERSIFIED FINANCIAL SERVICES -- 1.65%
     20,500   Jardine Strategic Holdings Ltd.(a) .............           347,680
                                                                 ---------------
              HOTELS RESTAURANTS & LEISURE -- 0.57%
     90,000   Mandarin Oriental International Ltd. ...........           119,700
                                                                 ---------------
              MACHINERY -- 1.08%
    105,000   Hyflux Ltd. ....................................           227,345
--------------------------------------------------------------------------------
              TOTAL SINGAPORE (COST $721,180) ................           694,725
                                                                 ---------------

SPAIN -- 1.88%
              COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.83%
      6,000   Telvent GIT, S.A. ..............................           173,880
                                                                 ---------------
              DIVERSIFIED FINANCIAL SERVICES -- 1.05%
      5,700   Bolsas y Mercados Espanoles ....................           221,958
--------------------------------------------------------------------------------
              TOTAL SPAIN (COST $210,679) ....................           395,838
                                                                 ---------------

SWEDEN -- 1.10%
              COMMUNICATIONS EQUIPMENT -- 1.02%
     21,500   Telefonaktiebolaget LM Ericsson -- ADR .........           215,430
                                                                 ---------------
              CREDIT INTERMEDIATION AND RELATED ACTIVITIES -- 0.08%
      1,400   Swedbank AB -- ADR ............................             16,450
--------------------------------------------------------------------------------
              TOTAL SWEDEN (COST $370,765) ...................           231,880
                                                                 ---------------
SWITZERLAND -- 10.79%
              CAPITAL MARKETS -- 2.84%
     21,000   EFG International AG ...........................           377,931
      4,400   GAM Holding Ltd. ...............................           219,724
                                                                 ---------------
                                                                         597,655
                                                                 ---------------
              CHEMICALS -- 2.49%
      1,000   Lonza Group AG .................................           109,042
      9,000   Syngenta AG -- ADR .............................           413,550
                                                                 ---------------
                                                                         522,592
                                                                 ---------------
              FOOD PRODUCTS -- 0.87%
      4,300   Nestle SA ......................................           183,236
                                                                 ---------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 0.29%
        500   Synthes, Inc. ..................................            60,262
                                                                 ---------------
              INDUSTRIAL CONGLOMERATES -- 1.10%
      4,000   Daetwyler Holding AG ...........................           230,821
                                                                 ---------------
              MANAGEMENT CONSULTING SERVICES -- 1.56%
     16,400   ABB Ltd. -- ADR ................................           328,656
                                                                 ---------------
              PHARMACEUTICALS -- 0.35%
        400   Acino Holding AG ...............................            73,724
                                                                 ---------------
              SOFTWARE -- 0.28%
      2,500   Temenos Group AG(a) ............................            58,622
                                                                 ---------------

--------------------------------------------------------------------------------
                                                                              37


                           Buffalo International Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

SWITZERLAND (CONTINUED)
              TEXTILES, APPAREL & LUXURY GOODS -- 1.01%
        900   Swatch Group AG ................................   $       211,995
--------------------------------------------------------------------------------
              TOTAL SWITZERLAND (COST $2,077,738) ............         2,267,563
                                                                 ---------------


TAIWAN -- 0.80%
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 0.80%
     15,281   Taiwan Semiconductor Manufacturing
                Company Ltd. -- ADR ..........................           167,480
--------------------------------------------------------------------------------
              TOTAL TAIWAN (COST $144,516) ...................           167,480
                                                                 ---------------

UNITED KINGDOM -- 4.21%
              BEVERAGES -- 2.05%
      7,000   Diageo plc -- ADR ..............................           430,430
                                                                 ---------------
              FOOD PRODUCTS -- 0.08%
        320   Cadbury PLC -- ADR .............................            16,387
                                                                 ---------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 1.35%
      6,300   Smith & Nephew plc -- ADR ......................           284,193
                                                                 ---------------
              INTERNET SOFTWARE & SERVICES -- 0.73%
     30,000   Telecity Group PLC(a) ..........................           153,375
--------------------------------------------------------------------------------
              TOTAL UNITED KINGDOM (COST $959,985) ...........           884,385
                                                                 ---------------

UNITED STATES -- 0.62%
              CAPITAL MARKETS -- 0.62%
      5,000   Artio Global Investors Inc.(a) .................           130,750
--------------------------------------------------------------------------------
              TOTAL UNITED STATES (COST $130,000) ............           130,750
                                                                 ---------------


TOTAL COMMON STOCKS ..........................................        17,232,975
--------------------------------------------------------------------------------
(COST $17,250,573)

PREFERRED STOCKS -- 2.93%
BRAZIL -- 2.93%
              BEVERAGES
      1,900   Companhia de Bebidas das Americas (AMBEV), ADR .           156,294
                                                                 ---------------
              OIL & GAS -- 2.19%
     11,700   Petroleo Brasileiro S.A. -- ADR ................           459,927
--------------------------------------------------------------------------------
              TOTAL BRAZIL (COST $436,747) ...................           616,221
                                                                 ---------------


TOTAL PREFERRED STOCKS .......................................           616,221
--------------------------------------------------------------------------------
(COST $436,747)


--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------


SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS -- 5.29%
INVESTMENT COMPANIES -- 5.29%
  1,111,645   Fidelity Institutional Government Portfolio        $     1,111,645
--------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES .....................         1,111,645
                                                                 ---------------


TOTAL SHORT TERM INVESTMENTS .................................         1,111,645
--------------------------------------------------------------------------------
(COST $1,111,645)

TOTAL INVESTMENTS -- 90.21% ..................................        18,960,841
(COST $18,798,965)

Other Assets in Excess of Liabilities -- 9.79% ...............         2,057,384
                                                                 ---------------

TOTAL NET ASSETS -- 100.00% ..................................   $    21,018,225
                                                                 ===============

ADR -- AMERICAN DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
(a) NON INCOME PRODUCING
*   SEE NOTE 1A OF ACCOMPANYING NOTES TO FINANCIAL STATEMENTS REGARDING
    VALUATION OF SECURITIES.

--------------------------------------------------------------------------------
                                                                              39

                           Buffalo International Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)

As of September 30, 2009, the industry diversification was as follows:
--------------------------------------------------------------------------------
                                                            FAIR
                                                            VALUE     PERCENTAGE
--------------------------------------------------------------------------------
Airlines .........................................      $   141,577      0.67%
Beverage .........................................          586,724      2.79%
Biotechnology ....................................          187,000      0.89%
Capital Markets ..................................          728,405      3.47%
Chemicals ........................................        1,103,011      5.25%
Commercial Service & Supplies ....................          279,075      1.33%
Communication Equipment ..........................          297,302      1.41%
Computer Intergrated System Design ...............          173,880      0.83%
Construction & Engineering .......................          111,290      0.53%
Construction Materials ...........................          313,779      1.49%
Credit Intermediation & Related Activity .........           16,450      0.08%
Diversified Financial Services ...................        1,317,931      6.27%
Electrical Equipment .............................          318,611      1.52%
Electronic Equipment & Instrument ................          310,210      1.48%
Energy Equipment & Services ......................          146,042      0.69%
Food Products ....................................        1,148,222      5.46%
Health Care Equipment & Supplies .................          753,403      3.58%
Hotels, Resturants & Leisure .....................          148,603      0.71%
Household Durable ................................          165,648      0.79%
Household Products ...............................          359,718      1.71%
Industrial Conglomerates .........................          902,335      4.29%
Internet Software & Services .....................          153,375      0.73%
IT Services ......................................          521,478      2.48%
Machinery ........................................          329,019      1.57%
Management Consulting Services ...................          328,656      1.56%
Multi-Utilities ..................................          191,142      0.91%
Oil & Gas ........................................          621,306      2.96%
Pharmaceuticals ..................................        1,303,872      6.20%
Real Estate ......................................           88,832      0.42%
Semiconductor & Semiconductor Equipment ..........          331,547      1.58%
Software .........................................        1,200,151      5.71%
Specialty Retail .................................          316,382      1.51%
Textiles, Apparel & Luxury Goods .................        1,256,583      5.98%
Water Utilities ..................................          758,923      3.61%
Wireless Telecommunications ......................          938,714      4.47%
                                                        -----------    -------
Total Equity .....................................       17,849,196     84.92%
Total Short Term Investments .....................        1,111,645      5.29%
                                                        -----------    -------
Total Investments ................................       18,960,841     90.21%
Other Assets in Excess of Liabilities ............        2,057,384      9.79%
                                                        -----------    -------
TOTAL NET ASSETS .................................      $21,018,225    100.00%
                                                        ===========    =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
40

                             Buffalo Large Cap Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                              FAIR VALUE*
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.39%
CONSUMER DISCRETIONARY -- 11.39%
              INTERNET & CATALOG RETAIL -- 3.64%
     47,200   eBay Inc.(a) ...................................   $     1,114,392
                                                                 ---------------
              MEDIA -- 5.72%
     27,250   Viacom Inc. -- Class B(a) ......................           764,090
     36,000   The Walt Disney Co. ............................           988,560
                                                                 ---------------
                                                                       1,752,650
                                                                 ---------------
              SPECIALTY RETAIL -- 2.03%
     18,900   Abercrombie & Fitch Co. -- Class A .............           621,432
--------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY (COST $3,875,027) .         3,488,474
                                                                 ---------------

CONSUMER STAPLES -- 11.91%
              FOOD & STAPLES RETAILING -- 7.48%
     10,300   Costco Wholesale Corp. .........................           581,538
     18,100   Walgreen Co. ...................................           678,207
     33,900   Whole Foods Market, Inc.(a) ....................         1,033,611
                                                                 ---------------
                                                                       2,293,356
                                                                 ---------------
              FOOD PRODUCTS -- 2.61%
     12,400   General Mills, Inc. ............................           798,312
                                                                 ---------------
              PERSONAL PRODUCTS -- 1.82%
     16,400   Avon Products, Inc. ............................           556,944
--------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES (COST $2,976,651) .......         3,648,612
                                                                 ---------------

FINANCIALS -- 15.68%
              COMMERCIAL BANKS -- 3.84%
     21,500   Bank of America Corp. ..........................           363,780
     14,000   Northern Trust Corp. ...........................           814,240
                                                                 ---------------
                                                                       1,178,020
                                                                 ---------------
              DIVERSIFIED FINANCIAL SERVICES -- 11.84%
     39,900   American Express Co. ...........................         1,352,610
      8,600   Franklin Resources, Inc. .......................           865,160
      8,600   JPMorgan Chase & Co. ...........................           376,852
     22,600   T. Rowe Price Group, Inc. ......................         1,032,820
                                                                 ---------------
                                                                       3,627,442
--------------------------------------------------------------------------------
              TOTAL FINANCIALS (COST $3,822,295) .............         4,805,462
                                                                 ---------------

HEALTH CARE -- 25.02%
              BIOTECHNOLOGY -- 3.97%
     26,100   Gilead Sciences, Inc.(a) .......................         1,215,738
                                                                 ---------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 5.59%
     11,650   Becton, Dickinson and Co. ......................           812,587
                                                                 ---------------
     20,800   Covidien PLC(b) ................................           899,808
                                                                 ---------------

--------------------------------------------------------------------------------
                                                                              41

                             Buffalo Large Cap Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                              FAIR VALUE*
--------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)
              PHARMACEUTICALS -- 15.46%
     18,000   Bayer AG -- ADR(b) .............................   $     1,252,800
     37,000   Forest Laboratories, Inc.(a) ...................         1,089,280
     45,200   Merck & Co. Inc. ...............................         1,429,676
     18,500   Shire PLC -- ADR(b) ............................           967,365
                                                                 ---------------
                                                                       4,739,121
--------------------------------------------------------------------------------
              TOTAL HEALTH CARE (COST $6,418,749) ............         7,667,254
                                                                 ---------------

INDUSTRIALS -- 7.70%
              AEROSPACE & DEFENSE -- 2.33%
     13,200   The Boeing Co. .................................           714,780
                                                                 ---------------
              AIR FREIGHT & LOGISTICS -- 3.76%
     15,300   FedEx Corp. ....................................         1,150,866
                                                                 ---------------
              CONSTRUCTION & ENGINEERING -- 1.61%
      9,700   Fluor Corp. ....................................           493,245
--------------------------------------------------------------------------------
              TOTAL INDUSTRIALS (COST $1,536,295) ............         2,358,891
                                                                 ---------------

INFORMATION TECHNOLOGY -- 25.69%
              COMMUNICATIONS EQUIPMENT -- 4.77%
     35,700   Cisco Systems, Inc.(a) .........................           840,378
     40,600   Corning, Inc. ..................................           621,586
                                                                 ---------------
                                                                       1,461,964
                                                                 ---------------
              COMPUTERS & PERIPHERALS -- 3.08%
     35,400   NetApp, Inc.(a) ................................           944,472
                                                                 ---------------
              INTERNET SOFTWARE & SERVICES -- 3.04%
     52,300   Yahoo!, Inc.(a) ................................           931,463
                                                                 ---------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 11.01%
     77,700   Applied Materials, Inc. ........................         1,041,180
     17,700   Broadcom Corp. -- Class A(a) ...................           543,213
     65,100   Intel Corp. ....................................         1,274,007
     21,700   Texas Instruments, Inc. ........................           514,073
                                                                 ---------------
                                                                       3,372,473
                                                                 ---------------
              SOFTWARE -- 3.79%
     42,600   Electronic Arts Inc.(a) ........................           811,530
     13,500   Microsoft Corp. ................................           349,515
                                                                 ---------------
                                                                       1,161,045
--------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY (COST $8,442,660) .         7,871,417
                                                                 ---------------


TOTAL COMMON STOCKS ..........................................        29,840,110
--------------------------------------------------------------------------------
(COST $27,071,677)


--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

SHARES                                                              FAIR VALUE*
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS -- 2.65%
INVESTMENT COMPANIES -- 2.65%
    812,344   Fidelity Institutional Government Portfolio ....   $       812,344
--------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES .....................           812,344
                                                                 ---------------


TOTAL SHORT TERM INVESTMENTS .................................           812,344
--------------------------------------------------------------------------------
(COST $812,344)

TOTAL INVESTMENTS -- 100.04% .................................        30,652,454
(COST $27,884,021)

Liabilities in Excess of Other Assets -- (0.04)% .............           (13,442)
                                                                 ---------------

TOTAL NET ASSETS -- 100.00% ..................................   $    30,639,012
                                                                 ===============

ADR -- AMERICAN DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
(a) NON INCOME PRODUCING
(b) FOREIGN ISSUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO
    $3,119,973 (10.18% OF NET ASSETS) AT SEPTEMBER 30, 2009.





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              43

                             Buffalo Micro Cap Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                              FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.34%
CONSUMER DISCRETIONARY -- 16.85%
              HOTELS RESTAURANTS & LEISURE -- 4.72%
     87,698   McCormick & Schmick's Seafood Restaurants, Inc.(a)  $      652,473
     12,300   Steiner Leisure Ltd.(a)(b) .....................           439,848
                                                                  --------------
                                                                       1,092,321
                                                                  --------------
              INTERNET & CATALOG RETAIL -- 3.84%
    108,500   Coldwater Creek, Inc.(a) .......................           889,700
                                                                  --------------
              INTERNET RETAIL -- 0.98%
     12,000   PetMed Express, Inc.(a) ........................           226,200
                                                                  --------------
              SPECIALTY RETAIL -- 2.20%
     14,200   J. Crew Group, Inc.(a) .........................           508,644
                                                                  --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 5.11%
    119,739   The Dixie Group, Inc.(a)(c) ....................           368,796
     41,400   Oxford Industries, Inc. ........................           815,580
                                                                  --------------
                                                                       1,184,376
--------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY (COST $4,417,620) .         3,901,241
                                                                  --------------

CONSUMER STAPLES -- 1.83%
              FOOD PRODUCTS -- 1.83%
     69,100   Smart Balance, Inc.(a) .........................           424,274
--------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES (COST $415,190) .........           424,274
                                                                  --------------

FINANCIALS -- 13.34%
              CAPITAL MARKETS -- 3.16%
     48,600   Sanders Morris Harris Group, Inc. ..............           287,226
      8,100   Stifel Financial Corp.(a) ......................           444,690
                                                                  --------------
                                                                         731,916
                                                                  --------------
              COMMERCIAL BANKS -- 2.25%
     21,300   PrivateBancorp, Inc. ...........................           520,998
                                                                  --------------
              DIVERSIFIED FINANCIAL SERVICES -- 7.93%
     26,200   Cohen & Steers, Inc. ...........................           628,800
    100,300   MarketAxess Holdings, Inc.(a) ..................         1,208,615
                                                                  --------------
                                                                       1,837,415
--------------------------------------------------------------------------------
              TOTAL FINANCIALS (COST $2,861,328) .............         3,090,329
                                                                  --------------

HEALTH CARE -- 18.47%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 10.83%
     84,500   Align Technology, Inc.(a) ......................         1,201,590
     16,025   Meridian Bioscience, Inc. ......................           400,786
      9,500   Neogen Corp.(a) ................................           306,755
     50,000   Orthovita, Inc.(a) .............................           219,500
    169,900   Remedent, Inc.(a)(c) ...........................            76,455
     11,500   SonoSite, Inc.(a) ..............................           304,290
                                                                  --------------
                                                                       2,509,376
                                                                  --------------

--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------

SHARES                                                              FAIR VALUE
--------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)
              HEALTH CARE PROVIDERS & SERVICES -- 3.95%
     13,800   ICON PLC -- ADR(a)(b) ..........................    $      337,962
     44,300   Virtual Radiologic Corp.(a) ....................           577,229
                                                                  --------------
                                                                         915,191
                                                                  --------------
              HEALTH CARE TECHNOLOGY -- 1.85%
     38,400   Omnicell, Inc.(a) ..............................           427,776
                                                                  --------------
              PHARMACEUTICALS -- 1.84%
    118,900   Bioform Medical, Inc.(a) .......................           425,662
--------------------------------------------------------------------------------
              TOTAL HEALTH CARE (COST $3,390,215) ............         4,278,005
                                                                  --------------

INDUSTRIALS -- 9.57%
              COMMERCIAL SERVICES & SUPPLIES -- 9.57%
      7,300   Capella Education Company(a) ...................           491,582
     12,100   Exponent, Inc.(a) ..............................           340,857
     25,400   Heidrick & Struggles International, Inc. .......           590,804
     40,200   Universal Technical Institute, Inc.(a) .........           791,940
                                                                  --------------
                                                                       2,215,183
--------------------------------------------------------------------------------
              TOTAL INDUSTRIALS (COST $2,021,984) ............         2,215,183
                                                                  --------------

INFORMATION TECHNOLOGY -- 29.93%
              COMMUNICATIONS EQUIPMENT -- 3.44%
     48,900   Ciena Corp.(a) .................................           796,092
                                                                  --------------
              COMPUTERS & PERIPHERALS -- 4.09%
     21,792   Rimage Corp.(a) ................................           372,425
     33,500   Stratasys, Inc.(a) .............................           574,860
                                                                  --------------
                                                                         947,285
                                                                  --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.11%
     26,300   DTS, Inc.(a) ...................................           720,094
                                                                  --------------
              INTERNET SOFTWARE & SERVICES -- 6.03%
        549   comScore Inc.(a) ...............................             9,887
     94,834   DivX, Inc.(a) ..................................           517,794
     69,700   Internap Network Services Corp.(a) .............           223,737
     59,100   The Knot, Inc.(a) ..............................           645,372
                                                                  --------------
                                                                       1,396,790
                                                                  --------------
              IT CONSULTING & SERVICES -- 0.83%
     28,000   Integral Systems, Inc(a) .......................           193,200
                                                                  --------------
              PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES -- 6.19%
    114,578   Deltek, Inc.(a) ................................           881,105
     65,600   PROS Holdings, Inc.(a) .........................           552,352
                                                                  --------------
                                                                       1,433,457
                                                                  --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 1.75%
     11,600   Cabot Microelectronics Corp.(a) ................           404,376
                                                                  --------------
              SOFTWARE -- 4.49%
     71,700   Double-Take Software Inc.(a) ...................           730,623
     89,000   PDF Solutions, Inc.(a) .........................           310,610
                                                                  --------------
                                                                       1,041,233
--------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY (COST $8,112,138) .         6,932,527
                                                                  --------------

--------------------------------------------------------------------------------
                                                                              45

                             Buffalo Micro Cap Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                              FAIR VALUE
--------------------------------------------------------------------------------

MATERIALS -- 3.35%
              CHEMICALS -- 1.33%
     48,100   Landec Corp.(a) ................................    $      307,840
                                                                  --------------
              METALS & MINING -- 2.02%
     40,000   Horsehead Holding Corp.(a) .....................           468,800
--------------------------------------------------------------------------------
              TOTAL MATERIALS (COST $750,625) ................           776,640
                                                                  --------------


TOTAL COMMON STOCKS ..........................................        21,618,199
--------------------------------------------------------------------------------
(COST $21,969,099)

SHORT TERM INVESTMENTS -- 6.39%
INVESTMENT COMPANIES -- 6.39%
  1,479,530   Fidelity Institutional Government Portfolio ....         1,479,530
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES ...................................         1,479,530
                                                                  --------------


TOTAL SHORT TERM INVESTMENTS ................................          1,479,530
--------------------------------------------------------------------------------
(COST $1,479,530)

TOTAL INVESTMENTS -- 99.73% .................................         23,097,729
(COST $23,448,629)

Other Assets in Excess of Liabilities -- 0.27% ..............             61,457
                                                                  --------------

TOTAL NET ASSETS -- 100.00% .................................     $   23,159,186
                                                                  ==============

ADR -- AMERICAN DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
(a) NON INCOME PRODUCING
(b) FOREIGN ISSUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO
    $777,810 (3.36% OF NET ASSETS) AT SEPTEMBER 30, 2009.
(c) ILLIQUID SECURITIES




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
46

                              Buffalo Mid Cap Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                               FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 90.27%
CONSUMER DISCRETIONARY -- 27.12%
              AUTO COMPONENTS -- 3.50%
   134,300    Autoliv, Inc. ..................................    $    4,512,480
   550,800    Gentex Corp. ...................................         7,793,820
                                                                  --------------
                                                                      12,306,300
                                                                  --------------
              HOTELS RESTAURANTS & LEISURE -- 4.75%
    95,100    Chipotle Mexican Grill, Inc.(a) ................         7,914,222
   171,575    Life Time Fitness, Inc.(a) .....................         4,812,678
   164,900    Royal Caribbean Cruises Ltd.(b) ................         3,970,792
                                                                  --------------
                                                                      16,697,692
                                                                  --------------
              LEISURE EQUIPMENT & PRODUCTS -- 1.26%
   205,500    International Game Technology ..................         4,414,140
                                                                  --------------
              MEDIA -- 1.82%
   243,575    Interactive Data Corp. .........................         6,384,101
                                                                  --------------
              SPECIALTY RETAIL -- 13.23%
   347,800    Abercrombie & Fitch Co. -- Class A .............        11,435,664
 1,199,300    Chico's FAS, Inc.(a) ...........................        15,590,900
   267,100    PETsMART, Inc. .................................         5,809,425
   145,000    Tiffany & Co. ..................................         5,586,850
   266,700    Urban Outfitters, Inc.(a) ......................         8,046,339
                                                                  --------------
                                                                      46,469,178
                                                                  --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 2.56%
   117,100    Polo Ralph Lauren Corp. ........................         8,972,202
--------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY (COST $89,305,795)         95,243,613
                                                                  --------------

CONSUMER STAPLES -- 2.55%
              FOOD & STAPLES RETAILING -- 2.55%
   293,800    Whole Foods Market, Inc.(a) ....................         8,957,962
--------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES (COST $11,900,279) ......         8,957,962
                                                                  --------------

FINANCIALS -- 9.36%
              DIVERSIFIED FINANCIAL SERVICES -- 8.02%
   591,700    Janus Capital Group, Inc. ......................         8,390,306
   172,600    Morningstar, Inc.(a) ...........................         8,381,456
   151,200    MSCI, Inc.(a) ..................................         4,478,544
   150,900    T. Rowe Price Group, Inc. ......................         6,896,130
                                                                  --------------
                                                                      28,146,436
                                                                  --------------
              INSURANCE -- 1.34%
   276,900    Covanta Holding Corp.(a) .......................         4,707,300
--------------------------------------------------------------------------------
              TOTAL FINANCIALS (COST $27,199,038) ............        32,853,736
                                                                  --------------

HEALTH CARE -- 16.05%
              BIOTECHNOLOGY -- 1.58%
   405,200    Amylin Pharmaceuticals, Inc.(a) ................         5,547,188
                                                                  --------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 4.04%
   189,100    Dentsply International, Inc. ...................         6,531,514
   199,200    Qiagen N.V.(a)(b) ..............................         4,238,976
    63,300    Sigma-Aldrich Corp. ............................         3,416,934
                                                                  --------------
                                                                      14,187,424
                                                                  --------------



--------------------------------------------------------------------------------
                                                                              47

                              Buffalo Mid Cap Fund

--------------------------------------------------------------------------------
                           SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                             FAIR VALUE
--------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)
              HEALTH CARE PROVIDERS & SERVICES -- 4.63%
   192,800    Charles River Laboratories International, Inc.(a)   $    7,129,744
   416,800    Pharmaceutical Product Development, Inc. .......         9,144,592
                                                                  --------------
                                                                      16,274,336
                                                                  --------------
              PHARMACEUTICALS -- 5.80%
   186,200    Forest Laboratories, Inc.(a) ...................         5,481,728
   272,100    Medicis Pharmaceutical Corp. -- Class A ........         5,809,335
   173,700    Shire PLC -- ADR(b) ............................         9,082,773
                                                                  --------------
                                                                      20,373,836
--------------------------------------------------------------------------------
              TOTAL HEALTH CARE (COST $54,580,917) ...........        56,382,784
                                                                  --------------

INDUSTRIALS -- 13.78%
              COMMERCIAL SERVICES & SUPPLIES -- 13.78%
   591,300    Career Education Corp.(a) ......................        14,415,894
    85,200    DeVry, Inc. ....................................         4,713,264
   188,400    Hewitt Associates, Inc. -- Class A(a) ..........         6,863,412
   218,450    Iron Mountain, Inc.(a) .........................         5,823,877
   101,294    ITT Educational Services, Inc.(a) ..............        11,183,871
   308,300    Monster Worldwide, Inc.(a) .....................         5,389,084
                                                                  --------------
                                                                      48,389,402
--------------------------------------------------------------------------------
              TOTAL INDUSTRIALS (COST $39,766,958) ...........        48,389,402
                                                                  --------------

INFORMATION TECHNOLOGY -- 18.86%
              COMPUTERS & PERIPHERALS -- 1.55%
   203,600    NetApp, Inc.(a) ................................         5,432,048
                                                                  --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.55%
   142,300    Dolby Laboratories, Inc. -- Class A(a) .........         5,434,437
                                                                  --------------
              INTERNET SOFTWARE & SERVICES -- 2.15%
   384,300    Akamai Technologies, Inc.(a) ...................         7,563,024
                                                                  --------------
              IT SERVICES -- 1.43%
   104,400    Fiserv, Inc.(a) ................................         5,032,080
                                                                  --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 4.64%
   242,500    KLA-Tencor Corp. ...............................         8,696,050
   534,000    National Semiconductor Corp. ...................         7,620,180
                                                                  --------------
                                                                      16,316,230
                                                                  --------------
              SOFTWARE -- 7.54%
   182,300    Citrix Systems, Inc.(a) ........................         7,151,629
   377,100    Electronic Arts Inc.(a) ........................         7,183,755
    76,500    F5 Networks, Inc.(a) ...........................         3,031,695
   329,300    Red Hat, Inc.(a) ...............................         9,101,852
                                                                  --------------
                                                                      26,468,931
--------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY (COST $57,462,816)         66,246,750
                                                                  --------------


--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------

 SHARES OR
FACE AMOUNT                                                          FAIR VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 2.55%
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.55%
   396,000    NeuStar, Inc.(a) ...............................    $    8,949,600
--------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES (COST $10,073,123)      8,949,600
                                                                  --------------


TOTAL COMMON STOCKS ..........................................       317,023,847
--------------------------------------------------------------------------------
(COST $290,288,926)

SHORT TERM INVESTMENTS -- 9.57%
INVESTMENT COMPANIES -- 4.02%
14,113,609    Fidelity Institutional Government Portfolio             14,113,609
--------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES .....................        14,113,609
                                                                  --------------

U.S. TREASURY BILLS -- 5.55%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 5.55%
$3,000,000    0.00%, 10/01/2009 ..............................         3,000,000
 3,000,000    0.06%, 10/08/2009 ..............................         2,999,964
 3,500,000    0.05%, 10/15/2009 ..............................         3,499,937
 5,000,000    0.00%, 10/22/2009 ..............................         4,999,990
 5,000,000    0.00%, 11/05/2009 ..............................         5,000,000
--------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ......................        19,499,891
                                                                  --------------


TOTAL SHORT TERM INVESTMENTS .................................        33,613,500
--------------------------------------------------------------------------------
(COST $33,613,500)

TOTAL INVESTMENTS -- 99.84% ..................................       350,637,347
(COST $323,902,426)

Other Assets in Excess of Liabilities -- 0.16% ...............           551,976
                                                                  --------------

TOTAL NET ASSETS -- 100.00% ..................................    $  351,189,323
                                                                  ==============

ADR -- AMERICAN DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
(a) NON INCOME PRODUCING
(b) FOREIGN ISSUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO
    $17,292,541 (4.92% OF NET ASSETS) AT SEPTEMBER 30, 2009.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              49

                       Buffalo Science & Technology Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                               FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 92.84%
CONSUMER DISCRETIONARY -- 2.65%
              INTERNET & CATALOG RETAIL -- 2.65%
    185,700   eBay Inc.(a) ...................................    $    4,384,377
--------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY (COST $5,092,302) .         4,384,377
                                                                  --------------
ENERGY -- 1.87%
              ENERGY EQUIPMENT & SERVICES -- 1.87%
    107,700   Smith International, Inc. ......................         3,090,990
--------------------------------------------------------------------------------
              TOTAL ENERGY (COST $2,572,069) .................         3,090,990
                                                                  --------------
FINANCIALS -- 0.76%
              INSURANCE -- 0.76%
     86,400   eHealth, Inc.(a) ...............................         1,254,528
--------------------------------------------------------------------------------
              TOTAL FINANCIALS (COST $1,302,411) .............         1,254,528
                                                                  --------------
HEALTH CARE -- 25.74%
              BIOTECHNOLOGY -- 3.29%
    251,700   Amylin Pharmaceuticals, Inc.(a) ................         3,445,773
     43,100   Gilead Sciences, Inc.(a) .......................         2,007,598
                                                                  --------------
                                                                       5,453,371
                                                                  --------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 11.04%
    416,200   Align Technology, Inc.(a) ......................         5,918,364
    108,400   American Medical Systems Holdings, Inc.(a) .....         1,834,128
     22,700   Becton, Dickinson and Co. ......................         1,583,325
     44,950   Covidien PLC(b) ................................         1,944,537
     45,300   Dentsply International, Inc. ...................         1,564,662
    309,365   Orthovita, Inc.(a) .............................         1,358,112
    102,300   SonoSite, Inc.(a) ..............................         2,706,858
     32,200   Varian Medical Systems, Inc.(a) ................         1,356,586
                                                                  --------------
                                                                      18,266,572
                                                                  --------------
              HEALTH CARE PROVIDERS & SERVICES -- 3.15%
     52,200   Charles River Laboratories International, Inc.(a)        1,930,356
    149,900   Pharmaceutical Product Development, Inc. .......         3,288,806
                                                                  --------------
                                                                       5,219,162
                                                                  --------------
              HEALTH CARE TECHNOLOGY -- 0.47%
     20,500   athenahealth Inc.(a) ...........................           786,585
                                                                  --------------
              PHARMACEUTICALS -- 7.79%
     25,800   Bayer AG -- ADR(b) .............................         1,795,680
    376,000   Bioform Medical, Inc.(a) .......................         1,346,080
     66,900   Forest Laboratories, Inc.(a) ...................         1,969,536
    174,900   Medicis Pharmaceutical Corp. -- Class A ........         3,734,115
     78,200   Merck & Co. Inc. ...............................         2,473,466
     30,000   Shire PLC -- ADR(b) ............................         1,568,700
                                                                  --------------
                                                                      12,887,577
--------------------------------------------------------------------------------
              TOTAL HEALTH CARE (COST $40,402,063) ...........        42,613,267
                                                                  --------------
INDUSTRIALS -- 6.34%
              AEROSPACE & DEFENSE -- 1.11%
    160,200   Hexcel Corp.(a) ................................         1,832,688
                                                                  --------------
              COMMERCIAL SERVICES & SUPPLIES -- 3.77%
    123,800   The Corporate Executive Board Co. ..............         3,082,620
     86,900   Hewitt Associates, Inc. -- Class A(a) ..........         3,165,767
                                                                  --------------
                                                                       6,248,387
                                                                  --------------

--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------

SHARES                                                               FAIR VALUE
--------------------------------------------------------------------------------

INDUSTRIALS (CONTINUED)
              MACHINERY -- 1.46%
    111,600   Chart Industries, Inc.(a) ......................    $    2,409,444
--------------------------------------------------------------------------------
              TOTAL INDUSTRIALS (COST $7,960,746) ............        10,490,519
                                                                  --------------

INFORMATION TECHNOLOGY -- 53.08%
              COMMUNICATIONS EQUIPMENT -- 7.88%
    129,000   Adtran, Inc. ...................................         3,166,950
    100,600   Ciena Corp.(a) .................................         1,637,768
    176,900   Cisco Systems, Inc.(a) .........................         4,164,226
    178,000   Corning, Inc. ..................................         2,725,180
     29,900   QUALCOMM Inc. ..................................         1,344,902
                                                                  --------------
                                                                      13,039,026
                                                                  --------------
              COMPUTERS & PERIPHERALS -- 7.28%
    214,600   EMC Corp.(a) ...................................         3,656,784
     28,400   International Business Machines Corp. (IBM) ....         3,396,924
    187,600   NetApp, Inc.(a) ................................         5,005,168
                                                                  --------------
                                                                      12,058,876
                                                                  --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.54%
     66,500   Agilent Technologies, Inc.(a) ..................         1,850,695
     67,000   Dolby Laboratories, Inc. -- Class A(a) .........         2,558,730
    104,450   National Instruments Corp. .....................         2,885,954
     78,600   Trimble Navigation Ltd.(a) .....................         1,879,326
                                                                  --------------
                                                                       9,174,705
                                                                  --------------
              INTERNET SOFTWARE & SERVICES -- 4.97%
    174,300   Akamai Technologies, Inc.(a) ...................         3,430,224
    269,400   Yahoo!, Inc.(a) ................................         4,798,014
                                                                  --------------
                                                                       8,228,238
                                                                  --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 17.46%
    242,700   Applied Materials, Inc. ........................         3,252,180
     73,500   Broadcom Corp. -- Class A(a) ...................         2,255,715
     74,000   Cabot Microelectronics Corp.(a) ................         2,579,640
     69,685   FormFactor Inc.(a) .............................         1,666,865
    166,050   Intel Corp. ....................................         3,249,599
    181,350   Maxim Integrated Products, Inc. ................         3,289,689
     50,000   Microchip Technology Inc. ......................         1,325,000
    213,700   MKS Instruments, Inc.(a) .......................         4,122,273
    116,400   National Semiconductor Corp. ...................         1,661,028
    150,800   Semtech Corp.(a) ...............................         2,565,108
    123,900   Texas Instruments, Inc. ........................         2,935,191
                                                                  --------------
                                                                      28,902,288
                                                                  --------------
              SOFTWARE -- 9.95%
     65,200   Autodesk, Inc.(a) ..............................         1,551,760
     74,900   Citrix Systems, Inc.(a) ........................         2,938,327
    132,600   Electronic Arts Inc.(a) ........................         2,526,030
     62,100   F5 Networks, Inc.(a) ...........................         2,461,023
    115,007   Manhattan Associates, Inc.(a) ..................         2,323,141
     97,500   Microsoft Corp. ................................         2,524,275
     77,500   Red Hat, Inc.(a) ...............................         2,142,100
                                                                  --------------
                                                                      16,466,656
--------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY (COST $77,583,218)         87,869,789
                                                                  --------------

--------------------------------------------------------------------------------
                                                                              51

                       Buffalo Science & Technology Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                               FAIR VALUE
--------------------------------------------------------------------------------

MATERIALS -- 0.94%
              CHEMICALS -- 0.94%
     27,600   FMC Corp. ......................................   $     1,552,500
--------------------------------------------------------------------------------
              TOTAL MATERIALS (COST $1,264,422) ..............         1,552,500
                                                                  --------------

TELECOMMUNICATION SERVICES -- 1.46%
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.46%
    107,000   NeuStar, Inc.(a) ...............................         2,418,200
--------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES (COST $2,588,685)       2,418,200
                                                                  --------------

TOTAL COMMON STOCKS ..........................................       153,674,170
--------------------------------------------------------------------------------
(COST $138,765,916)

SHORT TERM INVESTMENTS -- 7.06%
INVESTMENT COMPANIES -- 5.25%
  8,683,465   Fidelity Institutional Government Portfolio              8,683,465
--------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES .....................         8,683,465
                                                                  --------------

U.S. TREASURY BILLS -- 1.81%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 1.81%
$ 1,000,000   0.00%, 10/15/2009 ..............................           999,982
  1,000,000   0.00%, 10/22/2009 ..............................           999,998
  1,000,000   0.05%, 11/05/2009 ..............................         1,000,000
--------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ......................         2,999,980
                                                                  --------------

TOTAL SHORT TERM INVESTMENTS .................................        11,683,445
--------------------------------------------------------------------------------
(COST $11,683,445)

TOTAL INVESTMENTS -- 99.90% ..................................       165,357,615
(COST $150,449,361)

Other Assets in Excess of Liabilities -- 0.10% ...............           164,396
                                                                  --------------

TOTAL NET ASSETS -- 100.00% ..................................    $  165,522,011
                                                                  ==============

ADR -- AMERICAN DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
(a) NON INCOME PRODUCING
(b) FOREIGN ISSUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO
    $5,308,917 (3.21% OF NET ASSETS) AT SEPTEMBER 30, 2009.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
52

                             Buffalo Small Cap Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                              FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 83.67%
CONSUMER DISCRETIONARY -- 19.76%
              AUTO COMPONENTS -- 1.42%
   2,458,264  Gentex Corp. ...................................    $   34,784,436
                                                                  --------------
              HOTELS RESTAURANTS & LEISURE -- 8.84%
   2,890,494  Ameristar Casinos, Inc.(c) .....................        45,611,995
   2,487,950  Life Time Fitness, Inc.(a)(c) ..................        69,786,998
   1,697,600  P.F. Chang's China Bistro, Inc.(a)(c) ..........        57,667,472
     795,050  Panera Bread Co.(a) ............................        43,727,750
                                                                  --------------
                                                                     216,794,215
                                                                  --------------
              INTERNET & CATALOG RETAIL -- 2.86%
   8,533,000  Coldwater Creek, Inc.(a)(c) ....................        69,970,600
                                                                  --------------
              LEISURE EQUIPMENT & PRODUCTS -- 4.72%
   2,595,225  WMS Industries, Inc.(a)(c) .....................       115,643,226
                                                                  --------------
              SPECIALTY RETAIL -- 0.89%
   3,215,400  Christopher & Banks Corp.(c)(d) ................        21,768,258
                                                                  --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 1.03%
   1,281,725  Oxford Industries, Inc.(c) .....................        25,249,982
--------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY (COST $438,505,018)       484,210,717
                                                                  --------------
FINANCIALS -- 7.37%
              CAPITAL MARKETS -- 2.68%
   2,307,850  Waddell & Reed Financial, Inc. -- Class A ......        65,658,333
                                                                  --------------
              COMMERCIAL BANKS -- 2.58%
   2,580,935  PrivateBancorp, Inc.(c) ........................        63,129,670
                                                                  --------------
              DIVERSIFIED FINANCIAL SERVICES -- 2.11%
   1,786,706  MarketAxess Holdings, Inc.(a)(c)(d) ............        21,529,807
     572,600  Morningstar, Inc.(a) ...........................        27,805,456
      83,000  MSCI, Inc.(a) ..................................         2,458,460
                                                                  --------------
                                                                      51,793,723
--------------------------------------------------------------------------------
              TOTAL FINANCIALS (COST $124,374,707) ...........       180,581,726
                                                                  --------------
HEALTH CARE -- 15.29%
              BIOTECHNOLOGY -- 2.07%
   3,712,150  Amylin Pharmaceuticals, Inc.(a) ................        50,819,333
                                                                  --------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 5.99%
   4,898,425  Align Technology, Inc.(a)(c) ...................        69,655,604
   2,606,060  American Medical Systems Holdings, Inc.(a) .....        44,094,535
   1,852,550  Wright Medical Group, Inc.(a) ..................        33,086,543
                                                                  --------------
                                                                     146,836,682
                                                                  --------------
              HEALTH CARE PROVIDERS & SERVICES -- 4.36%
   1,140,843  Charles River Laboratories International, Inc.(a)       42,188,374
   1,375,056  Pharmaceutical Product Development, Inc. .......        30,168,729
   1,577,400  PSS World Medical, Inc.(a) .....................        34,434,642
                                                                  --------------
                                                                     106,791,745
                                                                  --------------
              HEALTH CARE TECHNOLOGY -- 1.47%
   1,771,600  Allscripts Healthcare Solutions, Inc. ..........        35,910,332
                                                                  --------------
              PHARMACEUTICALS -- 1.40%
   1,601,600  Medicis Pharmaceutical Corp. -- Class A ........        34,194,160
--------------------------------------------------------------------------------
              TOTAL HEALTH CARE (COST $328,440,406) ..........       374,552,252
                                                                  --------------

--------------------------------------------------------------------------------
                                                                              53

                             Buffalo Small Cap Fund

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                              FAIR VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 19.90%
              AEROSPACE & DEFENSE -- 1.15%
   2,464,900  Hexcel Corp.(a) ................................    $   28,198,456
                                                                  --------------
              COMMERCIAL SERVICES & SUPPLIES -- 18.75%
   2,602,900  Career Education Corp.(a) ......................        63,458,702
   4,078,165  Corinthian Colleges, Inc.(a) ...................        75,690,742
   1,957,760  The Corporate Executive Board Co.(c) ...........        48,748,224
     342,750  CoStar Group, Inc.(a) ..........................        14,128,155
     586,483  DeVry, Inc. ....................................        32,444,240
   1,323,100  FirstService Corp.(a)(b)(d) ....................        25,429,982
   1,264,700  Heidrick & Struggles International, Inc.(c) ....        29,416,922
     527,200  ITT Educational Services, Inc.(a) ..............        58,208,152
   2,151,900  Korn/Ferry International(a) ....................        31,396,221
   1,505,200  Monster Worldwide, Inc.(a) .....................        26,310,896
   2,454,950  Navigant Consulting, Inc.(a) ...................        33,141,825
   1,072,900  Universal Technical Institute, Inc.(a)(d) ......        21,136,130
                                                                  --------------
                                                                     459,510,191
--------------------------------------------------------------------------------
              TOTAL INDUSTRIALS (COST $374,973,849) ..........       487,708,647
                                                                  --------------
INFORMATION TECHNOLOGY -- 19.78%
              COMMUNICATIONS EQUIPMENT -- 1.62%
   1,615,408  Adtran, Inc. ...................................        39,658,266
                                                                  --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.08%
     795,192  Dolby Laboratories, Inc. -- Class A(a) .........        30,368,383
   1,266,975  National Instruments Corp. .....................        35,006,519
     426,000  Trimble Navigation Ltd.(a) .....................        10,185,660
                                                                  --------------
                                                                      75,560,562
                                                                  --------------
              INTERNET SOFTWARE & SERVICES -- 2.27%
   1,277,800  DealerTrack Holdings Inc.(a) ...................        24,163,198
   2,767,000  Internap Network Services Corp.(a)(c)(d) .......         8,882,070
   2,037,600  The Knot, Inc.(a)(c)(d) ........................        22,250,592
      35,000  LoopNet, Inc.(a) ...............................           316,400
                                                                  --------------
                                                                      55,612,260
                                                                  --------------
              OFFICE ELECTRONICS -- 0.90%
     667,350  Diebold, Inc. ..................................        21,975,836
                                                                  --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 9.45%
   1,084,346  Cabot Microelectronics Corp.(a)(d) .............        37,800,302
     839,100  Cree, Inc.(a) ..................................        30,836,925
   1,589,750  Fairchild Semiconductor International, Inc.(a) .        16,263,142
   1,646,175  FormFactor, Inc.(a) ............................        39,376,506
   3,017,368  MKS Instruments, Inc.(a)(c)(d) .................        58,205,029
   2,891,600  Semtech Corp.(a) ...............................         9,186,116
                                                                  --------------
                                                                     231,668,020
                                                                  --------------
              SOFTWARE -- 2.46%
     639,100  F5 Networks, Inc.(a) ...........................        25,327,533
   1,733,692  Manhattan Associates, Inc.(a)(c)(d) ............        35,020,578
                                                                  --------------
                                                                      60,348,111
--------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY (COST $444,492,677)       484,823,055
                                                                  --------------

--------------------------------------------------------------------------------
54

--------------------------------------------------------------------------------

 SHARES OR
FACE AMOUNT                                                       FAIR VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 1.57%
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.57%
   1,702,933  NeuStar, Inc.(a) ...............................    $   38,486,285
--------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES (COST $34,748,078)     38,486,285
                                                                  --------------

TOTAL COMMON STOCKS ..........................................     2,050,362,682
--------------------------------------------------------------------------------
(COST $1,745,534,735)

PREFERRED STOCKS -- 0.08%
FINANCIALS -- 0.08%
              REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.08%
      96,700  Firstservice Corp.(b) ..........................         1,861,475
--------------------------------------------------------------------------------
              TOTAL FINANCIALS (COST $1,738,105) .............         1,861,475
                                                                  --------------

TOTAL PREFERRED STOCKS .......................................         1,861,475
--------------------------------------------------------------------------------
(COST $1,738,105)

SHORT TERM INVESTMENTS -- 16.44%
INVESTMENT COMPANIES -- 7.87%
  48,315,608  AIM STIT-Treasury Portfolio ....................        48,315,608
 118,466,326  Fidelity Institutional Government Portfolio ....       118,466,326
  26,189,427  SEI Daily Income Trust Treasury II Fund -- Class B      26,189,427
--------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES .....................       192,971,361
                                                                  --------------

U.S. TREASURY BILLS -- 8.57%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 8.57%
$ 35,000,000    0.00%, 10/01/2009 ..............................      35,000,000
  35,000,000    0.06%, 10/08/2009 ..............................      34,999,616
  35,000,000    0.05%, 10/15/2009 ..............................      34,999,369
  35,000,000    0.00%, 10/22/2009 ..............................      34,999,931
  35,000,000    0.02%, 10/29/2009 ..............................      34,999,555
  35,000,000    0.00%, 11/05/2009 ..............................      35,000,000
--------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ......................       209,998,471
                                                                  --------------

TOTAL SHORT TERM INVESTMENTS .................................       402,969,832
--------------------------------------------------------------------------------
(COST $402,969,832)

TOTAL INVESTMENTS -- 100.19% .................................     2,455,193,989
(COST $2,150,242,672)

Liabilities in Excess of Other Assets -- (0.19)%..............        (4,579,655)
                                                                  --------------

TOTAL NET ASSETS -- 100.00% ..................................    $2,450,614,334
                                                                  ==============

(a) NON INCOME PRODUCING
(b) FOREIGN ISSUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO
    $27,291,457 (1.11% OF NET ASSETS) AT SEPTEMBER 30, 2009.
(d) AFFILIATED COMPANY; THE FUND OWNS 5% OR MORE OF THE OUTSTANDING VOTING
    SECURITIES OF THE ISSUER. SEE NOTE 7 TO THE FINANCIAL STATEMENTS FOR FURTHER
    INFORMATION.
(e) ILLIQUID SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              55

                      Statements of Assets and Liabilities

--------------------------------------------------------------------------------
                         September 30, 2009 (Unaudited)

--------------------------------------------------------------------------------------------------------------------------
                                                                        BUFFALO            BUFFALO             BUFFALO
                                                                       BALANCED             CHINA              GROWTH
                                                                         FUND                FUND               FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at cost:
  Investments in securities of unaffiliated issuers ............   $   143,839,272    $    21,747,648    $    90,843,000
  Investments in securities of affiliated issuers (Note 7) .....                --                 --                 --
                                                                   ---------------    ---------------    ---------------
Total investments, at cost .....................................   $   143,839,272    $    21,747,648    $    90,843,000
                                                                   ===============    ===============    ===============

Investments in securities, at value:
  Investments in securities of unaffiliated issuers ............   $   141,637,738    $    19,590,704    $    95,345,480
  Investments in securities of affiliated issuers ..............                --                 --                 --
                                                                   ---------------    ---------------    ---------------
Total investments, at value ....................................       141,637,738         19,590,704         95,345,480
Cash ...........................................................                --                 --                 --
Cash denominated in foreign currencies, at value(1) ............                --          1,153,968                 --
Receivables:
  Investments sold .............................................                --                 --                 --
  Fund shares sold .............................................            95,099             12,085             72,999
  Dividends ....................................................           170,072             27,132             87,384
  Interest .....................................................           757,186                 19                466
Other assets ...................................................            14,102              5,338              9,572
                                                                   ---------------    ---------------    ---------------
  Total assets .................................................       142,674,197         20,789,246         95,515,901
                                                                   ---------------    ---------------    ---------------
LIABILITIES:
Payables:
  Investments purchased ........................................           282,036                 --                 --
  Fund shares repurchased ......................................            49,678              2,500            204,679
  Management fees ..............................................           113,414             25,848             77,454
  Custodian ....................................................                --             13,217                 --
Accrued expenses ...............................................               569             22,738                748
                                                                   ---------------    ---------------    ---------------
  Total liabilities ............................................           445,697             64,303            282,881
                                                                   ---------------    ---------------    ---------------
NET ASSETS .....................................................   $   142,228,500    $    20,724,943    $    95,233,020
                                                                   ===============    ===============    ===============

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) ..................   $   144,445,520    $    32,006,314    $    92,444,572
  Accumulated net investment income (loss) .....................           281,173            114,084            249,624
  Accumulated net realized loss from investments
   and foreign currency transactions ...........................          (296,659)        (9,238,514)        (1,963,656)
  Net unrealized appreciation (depreciation) from investments
   and translation of assets and liabilities in foreign currency        (2,201,534)        (2,156,941)         4,502,480
                                                                   ---------------    ---------------    ---------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ....................   $   142,228,500    $    20,724,943    $    95,233,020
                                                                   ===============    ===============    ===============

Capital shares, $1.00 par value:
  Authorized ...................................................         Unlimited          Unlimited          Unlimited
                                                                   ===============    ===============    ===============

  Outstanding ..................................................        14,201,659          2,932,149          4,762,710
                                                                   ===============    ===============    ===============

NET ASSET VALUE PER SHARE ......................................   $         10.01    $          7.07    $         20.00
                                                                   ===============    ===============    ===============
(1) Cash denominated in foreign currencies, at cost ............                --          1,153,965                 --



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
56

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 BUFFALO
    BUFFALO           BUFFALO           BUFFALO            BUFFALO            BUFFALO           SCIENCE &         BUFFALO
   HIGH YIELD       INTERNATIONAL      LARGE CAP          MICRO CAP           MID CAP          TECHNOLOGY        SMALL CAP
     FUND               FUND             FUND               FUND               FUND              FUND               FUND
-------------------------------------------------------------------------------------------------------------------------------


$ 149,003,674   $    18,798,965    $    27,884,021    $    23,448,629    $   323,902,426    $   150,449,361    $ 1,391,338,180
           --                --                 --                 --                 --                 --        758,904,492
-------------   ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$ 149,003,674   $    18,798,965    $    27,884,021    $    23,448,629    $   323,902,426    $   150,449,361    $ 2,150,242,672
=============   ===============    ===============    ===============    ===============    ===============    ===============

$ 150,525,287   $    18,960,841    $    30,652,454    $    23,097,729    $   350,637,347    $   165,357,615    $ 1,692,656,962
           --                --                 --                 --                 --                 --        762,537,027
-------------   ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
  150,525,287        18,960,841         30,652,454         23,097,729        350,637,347        165,357,615      2,455,193,989
       46,484                --                 --                 --                 --                 --             35,960
           --         2,207,903                 --                 --                 --                 --                 --

           --                --            351,821             65,603                 --                 --          1,235,509
      657,366            10,288             23,891             12,977          1,274,357            372,618         13,313,596
           --            41,334             32,422              2,187            117,082             66,595            806,057
    2,361,719               171                110                143              1,212                781             12,772
        9,600            12,370             13,003              7,898             20,643             14,380             89,858
-------------   ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
  153,600,456        21,232,907         31,073,701         23,186,537        352,050,641        165,811,989      2,470,687,741
-------------   ---------------    ---------------    ---------------    ---------------    ---------------    ---------------


           --           188,942            398,527                 --                 --                 --         16,544,755
      265,354                --             11,012                 --            582,331            157,179          1,580,690
      121,798            16,782             24,566             26,609            276,492            131,599          1,943,591
           --             7,558                 --                 --                 --                 --                 --
        1,017             1,400                584                742              2,495              1,200              4,371
-------------   ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
      388,169           214,682            434,689             27,351            861,318            289,978         20,073,407
-------------   ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$ 153,212,287   $    21,018,225    $    30,639,012    $    23,159,186    $   351,189,323    $   165,522,011    $ 2,450,614,334
=============   ===============    ===============    ===============    ===============    ===============    ===============

$ 153,863,641   $    25,156,267    $    29,987,901    $    30,865,199    $   365,740,756    $   162,129,769    $ 2,201,246,153
      363,452           129,760            123,300           (118,559)          (545,192)           (56,952)        (1,360,884)

   (2,536,419)       (4,505,734)        (2,240,622)        (7,236,554)       (40,741,162)       (11,459,060)       (54,222,252)

    1,521,613           237,932          2,768,433           (350,900)        26,734,921         14,908,254        304,951,317
-------------   ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$ 153,212,287   $    21,018,225    $    30,639,012    $    23,159,186    $   351,189,323    $   165,522,011    $ 2,450,614,334
=============   ===============    ===============    ===============    ===============    ===============    ===============

    Unlimited         Unlimited          Unlimited          Unlimited          Unlimited          Unlimited         Unlimited
=============   ===============    ===============    ===============    ===============    ===============    ===============
   14,674,940         2,629,358          1,842,239          3,240,269         27,076,392         13,779,355        108,815,931
=============   ===============    ===============    ===============    ===============    ===============    ===============
$       10.44   $          7.99    $         16.63    $          7.15    $         12.97    $         12.01    $         22.52
=============   ===============    ===============    ===============    ===============    ===============    ===============
           --         2,131,847                 --                 --                 --                 --                 --


--------------------------------------------------------------------------------

                            Statements of Operations

--------------------------------------------------------------------------------
         For the Six-Month Period Ended September 30, 2009 (Unaudited)

------------------------------------------------------------------------------------------------------------------

                                                                      BUFFALO          BUFFALO           BUFFALO
                                                                      BALANCED          CHINA            GROWTH
                                                                       FUND             FUND              FUND
INVESTMENT INCOME:
  Interest ....................................................   $   1,916,861    $         464    $       5,103
  Dividends:
   Dividends from securities of unaffiliated issuers ..........       1,290,773          301,456          692,039
   Dividends from securities of affiliated issuers (Note 7) ...              --               --               --
  Foreign tax withheld ........................................         (12,944)         (22,406)              --
                                                                  -------------    -------------    -------------
     Total investment income ..................................       3,194,690          279,514          697,142
                                                                  -------------    -------------    -------------
EXPENSES:
  Management fees .............................................         638,451          146,419          425,967
  Custody fees ................................................              --           21,207               --
  Registration fees ...........................................          18,268            9,695           19,119
  Other .......................................................           3,451              975            2,432
                                                                  -------------    -------------    -------------
     Total expenses ...........................................         660,170          178,296          447,518
                                                                  -------------    -------------    -------------
     Net investment income (loss) .............................       2,534,520          101,218          249,624
                                                                  -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from:
   Investment transactions of unaffiliated issuers ............         381,405         (753,264)      (1,098,208)
   Investment transactions of affiliated issuers (Note 7) .....              --               --               --
   Options written (Note 8) ...................................         115,261               --               --
Net unrealized appreciation/depreciation during the period on:
  Investments .................................................      29,318,542        6,981,317       28,181,291
  Options written .............................................          (5,950)              --               --
                                                                  -------------    -------------    -------------
    Net realized and unrealized gain on investments ...........      29,809,258        6,228,053       27,083,083
                                                                  -------------    -------------    -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......   $  32,343,778    $   6,329,271    $  27,332,707
                                                                  =============    =============    =============




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
58


--------------------------------------------------------------------------------------------------------------------
                                                                                         BUFFALO
   BUFFALO          BUFFALO           BUFFALO        BUFFALO          BUFFALO           SCIENCE &         BUFFALO
  HIGH YIELD      INTERNATIONAL      LARGE CAP       MICRO CAP        MID CAP          TECHNOLOGY        SMALL CAP
    FUND              FUND             FUND            FUND            FUND              FUND              FUND
--------------------------------------------------------------------------------------------------------------------

$  4,700,925   $       1,807    $       1,121    $       1,016    $      23,595    $      10,479    $     234,266

     175,309         278,073          206,302           28,371          848,904          686,684        3,140,556
          --              --               --               --               --               --        1,757,833
     (16,406)        (32,321)          (9,344)              --               --          (23,955)         (12,692)
------------   -------------    -------------    -------------    -------------    -------------     ------------
   4,859,828         247,559          198,079           29,387          872,499          673,208        5,119,963
------------   -------------    -------------    -------------    -------------    -------------     ------------
     642,977          89,423          131,741          137,590        1,391,934          712,189        9,443,440
          --          13,111               --               --               --               --               --
      15,173           9,905           12,454            9,500           15,683           14,810           24,370
       3,980           1,065              987              856           10,074            3,161           29,905
------------   -------------    -------------    -------------    -------------    -------------     ------------
     662,130         113,504          145,182          147,946        1,417,691          730,160        9,497,715
------------   -------------    -------------    -------------    -------------    -------------     ------------
   4,197,698         134,055           52,897         (118,559)        (545,192)         (56,952)      (4,377,752)
------------   -------------    -------------    -------------    -------------    -------------     ------------


     377,856      (1,290,349)        (380,422)      (1,215,744)      (5,090,640)        (475,118)      (9,872,668)
          --              --               --               --               --               --       (1,414,772)
          --              --               --               --               --               --               --
  28,591,280       7,992,684        9,454,615       10,096,397       95,511,859       46,795,007      598,287,069
          --              --               --               --               --               --               --
------------   -------------    -------------    -------------    -------------    -------------     ------------
  28,969,136       6,702,335        9,074,193        8,880,653       90,421,219       46,319,889      586,999,629
------------   -------------    -------------    -------------    -------------    -------------     ------------
$ 33,166,834   $   6,836,390    $   9,127,090    $   8,762,094    $  89,876,027    $  46,262,937    $ 582,621,877
============   =============    =============    =============    =============    =============    =============



--------------------------------------------------------------------------------

                       Statements of Changes in Net Assets

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                                          BUFFALO
                                                                       BALANCED FUND
                                                            SIX MONTHS ENDED
                                                           SEPTEMBER 30, 2009    YEAR ENDED
                                                                (UNAUDITED)    MARCH 31, 2009
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income ..................................   $   2,534,520    $   5,818,793
  Net realized gain (loss) from investment transactions ..         496,666          572,523
  Net unrealized appreciation/depreciation during
   the period on investments and translation of
   assets and liabilities in foreign currencies ..........      29,312,592      (56,255,921)
                                                             -------------    -------------
    Net increase (decrease) in net assets resulting
      from operations ....................................      32,343,778      (49,864,605)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ..................................      (2,413,234)      (5,822,370)
  Net realized gain from investment transactions .........              --               --
  Return of capital ......................................              --               --
                                                             -------------    -------------
    Total distributions to shareholders ..................      (2,413,234)      (5,822,370)

CAPITAL SHARE TRANSACTIONS:
  Shares sold ............................................      12,741,836       59,215,520
  Reinvested dividends and distributions .................       1,994,795        5,025,871
                                                             -------------    -------------
                                                                14,736,631       64,241,391
  Redemptions ............................................     (16,133,640)     (61,553,431)
  Redemption fees (Note 5) ...............................           2,664           30,439
                                                             -------------    -------------
    Shares repurchased ...................................     (16,130,976)     (61,522,992)
                                                             -------------    -------------
     Net increase (decrease) from capital share transactions    (1,394,345)       2,718,399
                                                             -------------    -------------
      Total increase (decrease) in net assets ............      28,536,199      (52,968,576)

NET ASSETS:
  Beginning of period ....................................     113,692,301      166,660,877
                                                             -------------    -------------
  End of period ..........................................   $ 142,228,500    $ 113,692,301
                                                             =============    =============

  Accumulated net investment income (loss)
      at end of period ...................................   $     281,173    $     159,887
                                                             =============    =============

Fund share transactions:
  Shares sold ............................................       1,370,185        5,760,594
  Reinvested dividends and distributions .................         209,825          534,584
                                                             -------------    -------------
                                                                 1,580,010        6,295,178
Shares repurchased .......................................      (1,793,264)      (6,525,176)
                                                             -------------    -------------
    Net increase (decrease) in fund shares ...............        (213,254)        (229,998)
                                                             =============    =============



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
60


----------------------------------------------------------------------------------------------------------------------------------
              BUFFALO                         BUFFALO                      BUFFALO                          BUFFALO
               CHINA                        GROWTH FUND                 HIGH YIELD FUND                 INTERNATIONAL FUND
SIX MONTHS ENDED               SIX MONTHS ENDED                SIX MONTHS ENDED                 SIX MONTHS ENDED
 SEPTEMBER 30,                   SEPTEMBER 30,                   SEPTEMBER 30,                    SEPTEMBER 30,
     2009         YEAR ENDED         2009         YEAR ENDED         2009           YEAR ENDED         2009         YEAR ENDED
 (UNAUDITED)    MARCH 31, 2009   (UNAUDITED)    MARCH 31, 2009    (UNAUDITED)     MARCH 31, 2009    (UNAUDITED)   MARCH 31, 2009
----------------------------------------------------------------------------------------------------------------------------------

$    101,218    $      50,856    $    249,624    $     500,893    $   4,197,698    $   8,130,592    $    134,055    $    173,271
    (753,264)      (8,423,308)     (1,098,208)         (81,437)         377,856       (2,376,085)     (1,290,349)     (2,948,173)

   6,981,317       (3,996,030)     28,181,291      (33,410,320)      28,591,280      (22,506,314)      7,992,684      (6,624,514)
------------    -------------    ------------    -------------     ------------    -------------    ------------    ------------
   6,329,271      (12,368,482)     27,332,707      (32,990,864)      33,166,834      (16,751,807)      6,836,390      (9,399,416)


          --          (45,967)             --         (534,033)      (3,854,635)      (8,318,578)             --        (144,277)
          --         (782,990)             --         (340,411)              --       (1,079,972)             --         (11,829)
          --               --              --               --               --               --              --         (76,083)
------------    -------------    ------------    -------------     ------------    -------------    ------------    ------------
          --         (828,957)             --         (874,444)      (3,854,635)      (9,398,550)             --        (232,189)


   1,521,486        2,954,033       8,452,108       18,633,969       36,418,062       16,751,679       1,177,059       3,325,267
          --          798,069              --          864,128        3,013,028        6,974,950              --         223,666
------------    -------------    ------------    -------------     ------------    -------------    ------------    ------------
   1,521,486        3,752,102       8,452,108       19,498,097       39,431,090       23,726,629       1,177,059       3,548,933
  (1,440,590)      (5,657,109)     (8,776,459)     (27,226,577)     (10,901,069)     (53,445,534)       (627,414)     (2,324,171)
       1,293            2,949           3,936           22,524           24,065           39,521              33           1,042
------------    -------------    ------------    -------------     ------------    -------------    ------------    ------------
  (1,439,297)      (5,654,160)     (8,772,523)     (27,204,053)     (10,877,004)     (53,406,013)       (627,381)     (2,323,129)
------------    -------------    ------------    -------------     ------------    -------------    ------------    ------------
      82,189       (1,902,058)       (320,415)      (7,705,956)      28,554,086      (29,679,384)        549,678       1,225,804
------------    -------------    ------------    -------------     ------------    -------------    ------------    ------------
   6,411,460      (15,099,497)     27,012,292      (41,571,264)      57,866,285      (55,829,741)      7,386,068      (8,405,801)


  14,313,483       29,412,980      68,220,728      109,791,992       95,346,002      151,175,743      13,632,157      22,037,958
------------    -------------    ------------    -------------     ------------    -------------    ------------    ------------
$ 20,724,943    $  14,313,483    $ 95,233,020    $  68,220,728    $ 153,212,287    $  95,346,002    $ 21,018,225    $ 13,632,157
============    =============    ============    =============    =============    =============    ============    ============

$    114,084    $          --    $    249,624    $          --    $     363,452    $     180,781    $    129,760    $     (4,295)
============    =============    ============    =============    =============    =============    ============    ============


     234,519          463,441         477,618          952,197        3,881,884        1,862,503         161,710         538,944
          --           82,360              --           54,384          303,675          794,878              --          23,058
------------    -------------    ------------    -------------     ------------    -------------    ------------    ------------
     234,519          545,801         477,618        1,006,581        4,185,559        2,657,381         161,710         562,002
    (212,746)        (781,076)       (488,164)      (1,499,420)      (1,132,856)      (5,567,341)        (99,304)       (346,932)
------------    -------------    ------------    -------------     ------------    -------------    ------------    ------------
      21,773         (235,275)        (10,546)        (492,839)       3,052,703       (2,909,960)         62,406         215,070
============    =============    ============    =============    =============    =============    ============    ============



--------------------------------------------------------------------------------

                       Statements of Changes in Net Assets

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                                                BUFFALO
                                                                            LARGE CAP FUND
                                                                  SIX MONTHS ENDED
                                                                 SEPTEMBER 30, 2009      YEAR ENDED
                                                                     (UNAUDITED)       MARCH 31, 2009
-----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss) ....................................   $     52,897    $     70,403
  Net realized loss from investment transactions ..................       (380,422)     (1,840,880)
  Net unrealized appreciation/depreciation during
   the period on investments and translation of
   assets and liabilities in foreign currencies ...................      9,454,615     (10,738,065)
                                                                      ------------    ------------
    Net increase (decrease) in net assets resulting from operations      9,127,090     (12,508,542)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...........................................             --          (1,000)
  Net realized gain from investment transactions ..................             --      (3,835,923)
                                                                      ------------    ------------
    Total distributions to shareholders ...........................             --      (3,836,923)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .....................................................      3,184,085       4,297,958
  Reinvested dividends and distributions ..........................             --       3,755,677
                                                                      ------------    ------------
                                                                         3,184,085       8,053,635
    Redemptions ...................................................     (2,993,060)    (11,904,460)
    Redemption fees (Note 5) ......................................          1,360           2,722
                                                                      ------------    ------------
      Shares repurchased ..........................................     (2,991,700)    (11,901,738)
                                                                      ------------    ------------
        Net increase (decrease) from capital share transactions ...        192,385      (3,848,103)
                                                                      ------------    ------------
          Total increase (decrease) in net assets .................      9,319,475     (20,193,568)

NET ASSETS:
  Beginning of period .............................................     21,319,537      41,513,105
                                                                      ------------    ------------
  End of period ...................................................   $ 30,639,012    $ 21,319,537
                                                                      ============    ============

  Accumulated net investment income (loss) at end of period .......   $    123,300    $     70,403
                                                                      ============    ============

Fund share transactions:
  Shares sold .....................................................        223,401         294,043
  Reinvested dividends and distributions ..........................             --         211,856
                                                                      ------------    ------------
                                                                           223,401         505,899
  Shares repurchased ..............................................       (209,309)       (786,755)
                                                                      ------------    ------------
    Net increase (decrease) in fund shares ........................         14,092        (280,856)
                                                                      ============    ============



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
62


----------------------------------------------------------------------------------------------------------------------------------
              BUFFALO                         BUFFALO                        BUFFALO                           BUFFALO
         MICRO CAP FUND                    MID CAP FUND              SCIENCE & TECHNOLOGY FUND              SMALL CAP FUND
SIX MONTHS ENDED               SIX MONTHS ENDED                SIX MONTHS ENDED                 SIX MONTHS ENDED
 SEPTEMBER 30,                   SEPTEMBER 30,                   SEPTEMBER 30,                    SEPTEMBER 30,
     2009         YEAR ENDED         2009         YEAR ENDED         2009           YEAR ENDED         2009         YEAR ENDED
 (UNAUDITED)    MARCH 31, 2009   (UNAUDITED)    MARCH 31, 2009    (UNAUDITED)     MARCH 31, 2009    (UNAUDITED)   MARCH 31, 2009
----------------------------------------------------------------------------------------------------------------------------------


$   (118,559) $    (208,460) $     (545,192) $     (714,502)   $     (56,952)   $    (298,112)   $    (4,377,752)   $    3,016,868
  (1,215,744)    (6,013,489)     (5,090,640)    (35,650,522)        (475,118)     (10,076,173)       (11,287,440)      (42,482,934)

  10,096,397     (4,685,758)     95,511,859     (49,591,961)      46,795,007      (21,815,800)       598,287,069      (222,422,331)
------------  -------------  --------------  --------------    -------------    -------------    ---------------    --------------
   8,762,094    (10,907,707)     89,876,027     (85,956,985)      46,262,937      (32,190,085)       582,621,877      (261,888,397)


          --     (1,452,126)             --      (4,947,676)              --       (2,417,812)                --       (56,555,052)
------------  -------------  --------------  --------------    -------------    -------------    ---------------    --------------
          --     (1,452,126)             --      (4,947,676)              --       (2,417,812)                --       (56,555,052)


   1,145,017      1,842,044     100,966,242      81,239,572       49,179,805       37,177,752        781,464,023       423,146,497
        --        1,400,704            --         4,753,475             --          2,357,016               --          54,909,937
------------  -------------  --------------  --------------    -------------    -------------    ---------------    --------------
   1,145,017      3,242,748     100,966,242      85,993,047       49,179,805       39,534,768        781,464,023       478,056,434
    (766,839)    (4,253,220)    (33,398,240)   (181,430,738)     (32,417,307)     (47,330,472)      (171,010,418)     (505,124,178)
       1,496          5,214          25,323          53,889           16,345           33,237            274,012           461,253
------------  -------------  --------------  --------------    -------------    -------------    ---------------    --------------
    (765,343)    (4,248,006)    (33,372,917)   (181,376,849)     (32,400,962)     (47,297,235)      (170,736,406      (504,662,925)
------------  -------------  --------------  --------------    -------------    -------------    ---------------    --------------
     379,674     (1,005,258)     67,593,325     (95,383,802)      16,778,843       (7,762,467)       610,727,617       (26,606,491)
------------  -------------  --------------  --------------    -------------    -------------    ---------------    --------------
   9,141,768    (13,365,091)    157,469,352    (186,288,463)      63,041,780      (42,370,364)     1,193,349,494      (345,049,940)


  14,017,418     27,382,509     193,719,971     380,008,434      102,480,231      144,850,595      1,257,264,840     1,602,314,780
------------  -------------  --------------  --------------    -------------    -------------    ---------------    --------------
$ 23,159,186  $  14,017,418  $  351,189,323  $  193,719,971    $ 165,522,011    $ 102,480,231    $ 2,450,614,334    $1,257,264,840
============  =============  ==============  ==============    =============    =============    ===============    ==============

$   (118,559) $          --  $     (545,192) $           --    $     (56,952)   $          --    $    (1,360,884)   $           --
============  =============  ==============  ==============    =============    =============    ===============    ==============

     187,589        277,680       9,125,925       7,486,294        4,801,444        3,748,394         39,982,301        24,429,329
          --        293,034              --         351,588               --          194,153                 --         2,604,835
------------  -------------  --------------  --------------    -------------    -------------    ---------------    --------------
     187,589        570,714       9,125,925       7,837,882        4,801,444        3,942,547         39,982,301        27,034,164
    (131,044)      (627,557)     (2,955,029)    (16,486,530)      (3,005,038)      (4,660,189)        (8,714,889)      (27,742,236)
------------  -------------  --------------  --------------    -------------    -------------    ---------------    --------------
      56,545        (56,843)      6,170,896      (8,648,648)       1,796,406         (717,642)        31,267,412          (708,072)
============  =============  ==============  ==============    =============    =============    ===============    ==============

--------------------------------------------------------------------------------



                              Financial Highlights

--------------------------------------------------------------------------------
                              BUFFALO BALANCED FUND
--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE             SIX MONTHS ENDED
OF CAPITAL STOCK OUTSTANDING          SEPTEMBER 30, 2009                      YEARS ENDED MARCH 31,
THROUGHOUT THE PERIOD.                    (UNAUDITED)      2009          2008          2007           2006         2005
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $    7.89     $   11.38     $   11.71     $   10.79     $    9.98     $   9.38
                                          ---------     ---------     ---------     ---------     ---------     --------
  Income from investment operations:
   Net investment income ..............        0.18          0.38          0.36          0.32          0.30         0.29
   Net gains (losses) on securities
    (both realized and unrealized) ....        2.11         (3.49)         0.05          0.92          0.81         0.62
                                          ---------     ---------     ---------     ---------     ---------     --------
  Total from investment operations ....        2.29         (3.11)         0.41          1.24          1.11         0.91
                                          ---------     ---------     ---------     ---------     ---------     --------
  Less distributions:
   Dividends from net investment income       (0.17)        (0.38)        (0.36)        (0.32)        (0.30)       (0.31)
   Distributions from capital gains ...          --            --         (0.38)           --            --           --
                                          ---------     ---------     ---------     ---------     ---------     --------
  Total distributions .................       (0.17)        (0.38)        (0.74)        (0.32)        (0.30)       (0.31)
                                          ---------     ---------     ---------     ---------     ---------     --------
Net asset value, end of period ........   $   10.01     $    7.89     $   11.38     $   11.71     $   10.79     $   9.98
                                          =========     =========     =========     =========     =========     ========

Total return* .........................       29.18%       (27.75%)        3.23%        11.67%        11.23%        9.75%
                                          =========     =========     =========     =========     =========     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)                          $ 142,229     $ 113,692     $ 166,661     $ 166,397     $ 150,228     $143,041
Ratio of expenses to average
  net assets**                                 1.03%         1.03%         1.02%         1.03%         1.03%        1.03%
Ratio of net investment
  income to average net assets**               3.97%         3.85%         2.99%         2.85%         2.89%        3.13%
Portfolio turnover rate*                         4%            14%           17%           28%           18%          30%


*  NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
64


                              Financial Highlights

--------------------------------------------------------------------------------
                               BUFFALO CHINA FUND
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD FROM
                                                                                 DECEMBER 18, 2006
CONDENSED DATA FOR A SHARE             SIX MONTHS ENDED         YEARS ENDED       (COMMENCEMENT OF
OF CAPITAL STOCK OUTSTANDING           SEPTEMBER 30, 2009  MARCH 31,     MARCH 31,  OPERATIONS) TO
THROUGHOUT THE PERIOD.                     (UNAUDITED)    2009(2)(3)       2008     MARCH 31, 2007
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....   $   4.92      $   9.35      $   10.53      $  10.00
                                            --------      --------      ---------      --------
  Income from investment operations:
   Net investment income (loss) .........       0.03          0.02           0.02         (0.01)
   Net gains (losses) on securities
    (both realized and unrealized) ......       2.12         (4.17)         (0.29)         0.54
                                            --------      --------      ---------      --------
  Total from investment operations ......       2.15         (4.15)         (0.27)         0.53
                                            --------      --------      ---------      --------
  Less distributions:
   Dividends from net investment income .         --         (0.02)         (0.05)           --
   Distributions from capital gains .....         --         (0.26)         (0.87)           --
                                            --------      --------      ---------      --------
  Total distributions ...................         --         (0.28)         (0.92)           --
                                            --------      --------      ---------      --------
  Paid-in capital from redemption
   fees (Note 5) ........................         --(1)         --(1)        0.01            --(1)
                                            --------      --------      ---------      --------
Net asset value, end of period ..........   $   7.07      $   4.92      $    9.35      $  10.53
                                            ========      ========      =========      ========

Total return* ...........................      43.70%       (45.89%)        (4.47%)       5.30%
                                            ========      ========      =========      ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $ 20,725      $ 14,313      $  29,413      $ 23,396
Ratio of expenses to average net assets**       1.83%         1.83%          1.72%        2.13%
Ratio of net investment income
  (loss) to average net assets** ........       1.04%         0.24%          0.10%       (0.48%)
Portfolio turnover rate* ................         11%           54%            75%           3%



*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

(1)  LESS THAN $0.01 PER SHARE.

(2)  KORNITZER CAPITAL MANAGEMENT, INC. ASSUMED SOLE MANAGEMENT ADVISORY
     RESPONSIBILITY FOR BUFFALO CHINA FUND EFFECTIVE NOVEMBER 17, 2008. PRIOR TO
     NOVEMBER 17, 2008, JAYHAWK CAPITAL MANAGEMENT, LLC PROVIDED SUB-ADVISORY
     SERVICES.

(3)  EFFECTIVE NOVEMBER 17, 2008, THE FUND NAME WAS CHANGED TO BUFFALO CHINA
     FUND. PRIOR TO NOVEMBER 17, 2008, THE FUND WAS KNOWN AS THE BUFFALO JAYHAWK
     CHINA FUND.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


                              Financial Highlights

--------------------------------------------------------------------------------
                               BUFFALO GROWTH FUND
--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE               SIX MONTHS ENDED
OF CAPITAL STOCK OUTSTANDING            SEPTEMBER 30, 2009                         YEARS ENDED MARCH 31,
THROUGHOUT THE PERIOD.                    (UNAUDITED)       2009           2008           2007           2006          2005
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....   $  14.29      $  20.85       $  23.15       $  21.39       $  18.82       $  19.18
                                            --------      --------       --------       --------       --------       --------
  Income from investment operations:
   Net investment income ................       0.05          0.10           0.08           0.05           0.05           0.12
   Net gains (losses) on securities
    (both realized and unrealized) ......       5.66         (6.48)         (1.48)          2.45           2.59          (0.37)
                                            --------      --------       --------       --------       --------       --------
  Total from investment operations ......       5.71         (6.38)         (1.40)          2.50           2.64          (0.25)
                                            --------      --------       --------       --------       --------       --------
  Less distributions:
   Dividends from net investment income .         --         (0.11)         (0.08)         (0.06)         (0.07)         (0.11)
   Distributions from capital gains .....         --         (0.07)         (0.82)         (0.68)            --             --
                                            --------      --------       --------       --------       --------       --------
  Total distributions ...................         --         (0.18)         (0.90)         (0.74)         (0.07)         (0.11)
                                            --------      --------       --------       --------       --------       --------
Net asset value, end of period ..........   $  20.00      $  14.29       $  20.85       $  23.15       $  21.39       $  18.82
                                            ========      ========       ========       ========       ========       ========

Total return* ...........................      39.96%       (30.70%)        (6.51%)        11.86%         14.05%         (1.30%)
                                            ========      ========       ========       ========       ========       ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $ 95,233      $ 68,221       $109,792       $ 75,026       $ 73,113       $ 73,977
Ratio of expenses to average net assets**       1.05%         1.05%          1.03%          1.04%          1.04%          1.04%
Ratio of net investment income
   to average net assets** ..............       0.59%         0.53%          0.37%          0.24%          0.23%          0.67%
Portfolio turnover rate* ................         10%           51%            31%            13%            11%            33%


*  NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
(1) EFFECTIVE JULY 31, 2009, THE FUND NAME WAS CHANGED TO BUFFALO GROWTH FUND.
    PRIOR TO JULY 31, 2009, THE FUND WAS KNOWN AS THE BUFFALO USA GLOBAL FUND.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
66


                              Financial Highlights

--------------------------------------------------------------------------------
                             BUFFALO HIGH YIELD FUND
--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE              SIX MONTHS ENDED
OF CAPITAL STOCK OUTSTANDING           SEPTEMBER 30, 2009                    YEARS ENDED MARCH 31,
THROUGHOUT THE PERIOD.                    (UNAUDITED)       2009          2008           2007          2006          2005
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....   $    8.20     $  10.40     $   11.26     $   11.22     $   11.13     $   11.24
                                            ---------     --------     ---------     ---------     ---------     ---------
  Income from investment operations:
   Net investment income ................        0.30         0.70          0.65          0.63          0.58          0.42
   Net gains (losses) on securities
    (both realized and unrealized) ......        2.22        (2.10)        (0.81)         0.06          0.16         (0.09)
                                            ---------     --------     ---------     ---------     ---------     ---------
  Total from investment operations ......        2.52        (1.40)        (0.16)         0.69          0.74          0.33
                                            ---------     --------     ---------     ---------     ---------     ---------
  Less distributions:
   Dividends from net investment income .       (0.28)       (0.72)        (0.67)        (0.65)        (0.65)        (0.44)
   Distributions from capital gains .....          --        (0.08)        (0.03)           --            --            --
                                            ---------     --------     ---------     ---------     ---------     ---------
  Total distributions ...................       (0.28)       (0.80)        (0.70)        (0.65)        (0.65)        (0.44)
                                            ---------     --------     ---------     ---------     ---------     ---------
Net asset value, end of period ..........   $   10.44     $   8.20     $   10.40     $   11.26     $   11.22     $   11.13
                                            =========     ========     =========     =========     =========     =========
Total return* ...........................       30.89%      (13.64%)       (1.52%)        6.42%         6.82%         2.96%
                                            =========     ========     =========     =========     =========     =========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $ 153,212     $ 95,346     $ 151,176     $ 181,459     $ 211,577     $ 304,746
Ratio of expenses to average net assets**        1.03%        1.03%         1.02%         1.02%         1.02%         1.02%
Ratio of net investment income
  to average net assets** ...............        6.53%        7.08%         5.71%         5.66%         5.03%         3.71%
Portfolio turnover rate* ................          17%           7%           22%            9%           28%           45%

*  NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


                              Financial Highlights

--------------------------------------------------------------------------------
                           BUFFALO INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD FROM
                                                                          SEPTEMBER 28, 2007
CONDENSED DATA FOR A SHARE             SIX MONTHS ENDED      YEAR ENDED    (COMMENCEMENT OF
OF CAPITAL STOCK OUTSTANDING          SEPTEMBER 30, 2009      MARCH 31,      OPERATIONS) TO
THROUGHOUT THE PERIOD.                    (UNAUDITED)           2009         MARCH 31, 2008
--------------------------------------------------------------------------------------------
Net asset value, beginning of period ....   $   5.31          $   9.37           $  10.00
                                            --------          --------           --------
  Income from investment operations:
   Net investment income ................       0.05              0.08               0.02
   Net gains (losses) on securities
    (both realized and unrealized) ......       2.63             (4.04)             (0.65)
                                            --------          --------           --------
  Total from investment operations ......       2.68             (3.96)             (0.63)
                                            --------          --------           --------
  Less distributions:
   Dividends from net investment income .         --             (0.06)                --
   Distributions from capital gains .....         --             (0.01)                --
   Return of capital ....................         --             (0.03)                --
                                            --------          --------           --------
  Total distributions ...................         --             (0.10)                --
                                            --------          --------           --------
Net asset value, end of period ..........   $   7.99          $   5.31           $   9.37
                                            ========          ========           ========

Total return* ...........................      50.47%           (42.76%)            (6.30%)
                                            ========          ========           ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $ 21,018          $ 13,632           $ 22,038
Ratio of expenses to average net assets**       1.27%             1.20%              1.29%
Ratio of net investment income
  to average net assets** ...............       1.50%             0.97%              0.39%
Portfolio turnover rate* ................         12%               26%                11%


*  NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
68


                              Financial Highlights

--------------------------------------------------------------------------------
                             BUFFALO LARGE CAP FUND
--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE              SIX MONTHS ENDED
OF CAPITAL STOCK OUTSTANDING           SEPTEMBER 30, 2009                    YEARS ENDED MARCH 31,
THROUGHOUT THE PERIOD.                    (UNAUDITED)       2009          2008            2007          2006           2005
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....   $  11.66      $  19.68       $  21.59       $  19.45       $  17.81       $  17.57
                                            --------      --------       --------       --------       --------       --------
  Income from investment operations:
   Net investment income ................       0.03          0.04           0.02            --            0.03           0.12
   Net gains (losses) on securities
    (both realized and unrealized) ......       4.94         (6.14)         (1.30)          2.16           1.73           0.15
                                            --------      --------       --------       --------       --------       --------
  Total from investment operations ......       4.97         (6.10)         (1.28)          2.16           1.76           0.27
                                            --------      --------       --------       --------       --------       --------
  Less distributions:
   Dividends from net investment income .         --            --          (0.02)         (0.02)         (0.12)         (0.03)
   Distributions from capital gains .....         --         (1.92)         (0.61)            --             --             --
                                            --------      --------       --------       --------       --------       --------
  Total distributions ...................         --         (1.92)         (0.63)         (0.02)         (0.12)         (0.03)
                                            --------      --------       --------       --------       --------       --------
Net asset value, end of period ..........   $  16.63      $  11.66       $  19.68       $  21.59       $  19.45       $  17.81
                                            ========      ========       ========       ========       ========       ========

Total return* ...........................      42.62%       (34.35%)        (6.25%)        11.10%          9.95%          1.52%
                                            ========      ========       ========       ========       ========       ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $ 30,639      $ 21,320       $ 41,513       $ 52,282       $ 54,248       $ 56,299
Ratio of expenses to average net assets**       1.10%         1.09%          1.05%          1.05%          1.04%          1.05%
Ratio of net investment income (loss)
  to average net assets** ...............       0.40%         0.23%          0.11%         (0.02%)         0.16%          0.64%
Portfolio turnover rate* ................        22%           27%            32%            17%            40%            17%

*  NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


                              Financial Highlights

--------------------------------------------------------------------------------
                             BUFFALO MICRO CAP FUND
--------------------------------------------------------------------------------

                                                                                                                FOR THE PERIOD FROM
                                                                                                                     MAY 21, 2004
CONDENSED DATA FOR A SHARE              SIX MONTHS ENDED                                                          (COMMENCEMENT OF
OF CAPITAL STOCK OUTSTANDING            SEPTEMBER 30, 2009                  YEAR ENDED MARCH 31,                    OPERATIONS) TO
THROUGHOUT THE PERIOD.                    (UNAUDITED)        2009           2008           2007           2006      MARCH 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....   $   4.40       $   8.45       $  13.32       $  13.48       $  10.62       $  10.00
                                            --------       --------       --------       --------       --------       --------
  Income from investment operations:
   Net investment loss ..................      (0.04)         (0.07)         (0.16)         (0.13)         (0.12)         (0.07)
   Net gains (losses) on securities
    (both realized and unrealized) ......       2.79          (3.49)         (3.69)          0.66           3.03           0.66
                                            --------       --------       --------       --------       --------       --------
  Total from investment operations ......       2.75          (3.56)         (3.85)          0.53           2.91           0.59
                                            --------       --------       --------       --------       --------       --------
  Less distributions from capital gains .         --          (0.49)         (1.02)         (0.69)         (0.05)            --
                                            --------       --------       --------       --------       --------       --------
  Paid-in capital from redemption
   fees (Note 5) ........................        --(1)          --(1)          --(1)          --(1)          --           0.03
                                            --------       --------       --------       --------       --------       --------
Net asset value, end of period ..........   $   7.15       $   4.40       $   8.45       $  13.32       $  13.48       $  10.62
                                            ========       ========       ========       ========       ========       ========

Total return* ...........................      62.50%        (42.64%)       (30.23%)         4.13%         27.48%          6.20%
                                            ========       ========       ========       ========       ========       ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $ 23,159       $ 14,017       $ 27,383       $ 57,449       $ 61,190       $ 39,327
Ratio of expenses to average net assets**       1.56%          1.55%          1.50%          1.50%          1.51%          1.58%
Ratio of net investment loss
  to average net assets** ...............      (1.25%)        (1.01%)        (1.08%)        (0.95%)        (1.09%)        (1.14%)
Portfolio turnover rate* ................         10%            31%            34%            38%            50%            28%

 *  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  LESS THAN $0.01 PER SHARE.
(1) NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


                              Financial Highlights

--------------------------------------------------------------------------------
                              BUFFALO MID CAP FUND
--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE              SIX MONTHS ENDED
OF CAPITAL STOCK OUTSTANDING           SEPTEMBER 30, 2009                  YEARS ENDED MARCH 31,
THROUGHOUT THE PERIOD.                    (UNAUDITED)       2009          2008          2007        2006           2005
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....   $    9.27     $   12.86    $   15.53    $   15.46    $   12.54       $   12.43
                                            ---------     ---------    ---------    ---------    ---------       ---------
  Income from investment operations:
   Net investment loss ..................       (0.02)        (0.03)       (0.03)       (0.05)       (0.02)          (0.04)
   Net gains (losses) on securities
    (both realized and unrealized) ......        3.72         (3.38)       (1.42)        0.41         3.17            0.31
                                            ---------     ---------    ---------    ---------    ---------       ---------
  Total from investment operations ......        3.70         (3.41)       (1.45)        0.36         3.15            0.27
                                            ---------     ---------    ---------    ---------    ---------       ---------
  Less distributions from capital gains .          --         (0.18)       (1.22)       (0.29)       (0.23)          (0.16)
                                            ---------     ---------    ---------    ---------    ---------       ---------
Net asset value, end of period ..........   $   12.97     $    9.27    $   12.86    $   15.53    $   15.46       $   12.54
                                            =========     =========    =========    =========    =========       =========

Total return* ...........................       39.91%       (26.96%)     (10.60%)       2.41%       25.21%           2.15%
                                            =========     =========    =========    =========    =========       =========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $ 351,189     $ 193,720    $ 380,008    $ 396,407    $ 344,206       $ 170,880
Ratio of expenses to average net assets**        1.02%         1.02%        1.01%        1.02%        1.02%           1.03%
Ratio of net investment loss
  to average net assets** ...............       (0.39%)       (0.26%)      (0.23%)      (0.32%)      (0.21%)         (0.39%)
Portfolio turnover rate* ................           6%           17%          34%          21%          19%             21%





*  NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


                              Financial Highlights

--------------------------------------------------------------------------------
                        BUFFALO SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE               SIX MONTHS ENDED
OF CAPITAL STOCK OUTSTANDING           SEPTEMBER 30, 2009                    YEARS ENDED MARCH 31,
THROUGHOUT THE PERIOD.                    (UNAUDITED)       2009          2008          2007        2006       2005
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....   $    8.55    $   11.41    $   13.48    $   13.68    $   10.73    $  11.04
                                            ---------    ---------    ---------    ---------    ---------    --------
  Income from investment operations:
   Net investment loss ..................       (0.00)(1)    (0.02)       (0.06)       (0.04)       (0.04)      (0.02)
   Net gains (losses) on securities
    (both realized and unrealized) ......        3.46        (2.64)       (1.26)        0.54         3.04       (0.29)
                                            ---------    ---------    ---------    ---------    ---------    --------
  Total from investment operations ......        3.46        (2.66)       (1.32)        0.50         3.00       (0.31)
                                            ---------    ---------    ---------    ---------    ---------    --------
  Less distributions from capital gains .          --        (0.20)       (0.75)       (0.70)       (0.05)         --
                                            ---------    ---------    ---------    ---------    ---------    --------
Net asset value, end of period ..........   $   12.01    $    8.55    $   11.41    $   13.48    $   13.68    $  10.73
                                            =========    =========    =========    =========    =========    ========

Total return* ...........................       40.47%      (23.85%)     (10.57%)       4.28%       27.96%      (2.81%)
                                            =========    =========    =========    =========    =========    ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $ 165,522    $ 102,480    $ 144,851    $ 152,854    $ 111,331    $ 62,690
Ratio of expenses to average net assets**        1.03%        1.03%        1.02%        1.03%        1.03%       1.05%
Ratio of net investment loss
  to average net assets** ...............       (0.08%)      (0.24%)      (0.39%)      (0.37%)      (0.40%)     (0.24%)
Portfolio turnover rate* ................          20%          51%          52%          35%          46%         25%




*  NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
(1) LESS THAN $0.01 PER SHARE. Financial Highlights






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
72


                              Financial Highlights

--------------------------------------------------------------------------------
                             BUFFALO SMALL CAP FUND
--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE                 SIX MONTHS ENDED
OF CAPITAL STOCK OUTSTANDING              SEPTEMBER 30, 2009                  YEARS ENDED MARCH 31,
THROUGHOUT THE PERIOD.                      (UNAUDITED)       2009           2008         2007          2006           2005
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....   $     16.21    $    20.48    $    28.00    $    28.71    $    26.30    $    25.70
                                            -----------    ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
   Net investment income (loss) .........         (0.05)         0.04         (0.11)        (0.11)        (0.11)        (0.07)
   Net gains (losses) on securities
    (both realized and unrealized) ......          6.36         (3.55)        (4.75)         1.44          5.63          1.56
                                            -----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations ......          6.31         (3.51)        (4.86)         1.33          5.52          1.49
                                            -----------    ----------    ----------    ----------    ----------    ----------
  Less dividends and distributions:
   Dividends from net investment income .            --            --            --            --            --         (0.02)
   Distributions from capital gains .....            --         (0.76)        (2.66)        (2.04)        (3.11)        (0.87)
                                            -----------    ----------    ----------    ----------    ----------    ----------
  Total dividends and distributions .....            --         (0.76)        (2.66)        (2.04)        (3.11)        (0.89)
                                            -----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ..........   $     22.52    $    16.21    $    20.48    $    28.00    $    28.71    $    26.30
                                            ===========    ==========    ==========    ==========    ==========    ==========

Total return* ...........................         38.93%       (18.00%)      (18.74%)        4.95%        22.46%         5.75%
                                            ===========    ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $ 2,450,614    $1,257,265    $1,602,315    $2,112,987    $2,116,173    $1,845,847
Ratio of expenses to average net assets**          1.01%         1.01%         1.00%         1.01%         1.01%         1.01%
Ratio of net investment income (loss)
   to average net assets** ..............         (0.46%)        0.22%        (0.41%)       (0.42%)       (0.42%)       (0.28%)
Portfolio turnover rate* ................             4%           15%           37%           15%           27%           35%





*  NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                          Notes to Financial Statements

--------------------------------------------------------------------------------
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Balanced Fund, Buffalo China Fund (formerly Buffalo Jayhawk China Fund), Buffalo Growth Fund (formerly Buffalo USA Global Fund), Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Small Cap Fund), (the "Funds") are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP"). The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC did not have a material effect on the Funds' financial statements.

A. INVESTMENT VALUATION -- Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2009, the Buffalo High Yield Fund held one fair valued security with a market value of $0 or 0% of total net assets, and the Buffalo China Fund held two fair valued securities with a market value of $0 or 0% of total net assets. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo China Fund and the Buffalo International Fund use a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the exchange.

Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.

When the Buffalo China Fund or the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo China Fund and the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo China Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo China Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

The Funds adopted FASB ASC 820, FAIR VALUE MEASUREMENTS AND DISCLOSURE (ASC 820) (formerly known as FASB 157) effective April 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability

--------------------------------------------------------------------------------
74

--------------------------------------------------------------------------------

developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Quoted prices in active markets for identical securities. The types of assets and liabilities carried at Level 1 fair value generally are government and agency securities, equities listed in active markets, certain futures and certain options.

Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc). The types of assets and liabilities carried at Level 2 fair value generally are municipal bonds, certain mortgage and asset-backed securities, certain corporate debt obligations, commercial paper and repurchase agreements.

Level 3 -- Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The types of assets and liabilities carried at Level 3 fair value generally are certain mortgage and asset-backed securities, certain corporate debt obligations and certain derivatives.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.


The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of September 30, 2009. These assets are measured on a recurring basis.


BUFFALO BALANCED FUND
------------------------------------------------------------------------------------------------
                                 LEVEL 1          LEVEL 2             LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------
Common Stocks ..............   $ 77,818,300      $         --        $       --     $ 77,818,300
Convertible Bonds ..........             --        10,960,875                --       10,960,875
Corporate Bonds ............             --        39,313,908                --       39,313,908
Short Term Investments .....     13,544,655                --                --       13,544,655
                               ------------      ------------        ----------     ------------
  TOTAL* ...................   $ 91,362,955      $ 50,274,783        $       --     $141,637,738
                               ============      ============        ==========     ============


BUFFALO CHINA FUND
------------------------------------------------------------------------------------------------
                                 LEVEL 1          LEVEL 2**           LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------
Common Stocks
  Consumer Discretionary ...   $  1,189,958      $    847,464        $       --     $  2,037,422
  Consumer Staples .........        318,932           905,100                --        1,224,032
  Energy ...................             --         2,774,015                --        2,774,015
  Financials ...............        827,881           367,220                --        1,195,101
  Health Care ..............        516,630           962,355                --        1,478,985
  Industrials ..............      1,078,528         1,506,705                --        2,585,233
  Information Technology ...        322,120           303,926                --          626,046
  Materials ................        256,970         2,469,367                --        2,726,337
  Telecommunication Services         65,410         2,526,306                --        2,591,716
  Utilities ................             --         2,202,708                --        2,202,708
Warrants ...................             --                --                --               --
Short Term Investments .....        149,109                --                --          149,109
                               ------------      ------------        ----------     ------------
  TOTAL* ...................   $  4,725,538      $ 14,865,166        $       --     $ 19,590,704
                               ============      ============        ==========     ============


BUFFALO GROWTH FUND
------------------------------------------------------------------------------------------------
                                 LEVEL 1          LEVEL 2             LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------
Common Stocks ..............   $ 86,629,756      $         --        $       --     $ 86,629,756
Short Term Investments .....      8,715,724                --                --        8,715,724
                               ------------      ------------        ----------     ------------
  TOTAL* ...................   $ 95,345,480      $         --        $       --     $ 95,345,480
                               ============      ============        ==========     ============



BUFFALO HIGH YIELD FUND
------------------------------------------------------------------------------------------------
                                 LEVEL 1          LEVEL 2             LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------
Common Stocks ..............   $         --      $         --        $       --     $         --
Convertible Preferred Stocks      2,603,563                --                --        2,603,563
Preferred Stocks ...........      2,406,250                --                --        2,406,250
Convertible Bonds ..........           --          25,395,459                --       25,395,459
Corporate Bonds ............           --         103,533,835                --      103,533,835
Short Term Investments .....     16,586,180                --                --       16,586,180
                               ------------      ------------        ----------     ------------
  TOTAL* ...................   $ 21,595,993      $128,929,294        $       --     $150,525,287
                               ============      ============        ==========     ============

--------------------------------------------------------------------------------

                          Notes to Financial Statements

--------------------------------------------------------------------------------
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)


-------------------------------------------------------------------------------------
                                                                    INVESTMENTS IN
                                                                       SECURITIES
                                                                      PERIOD ENDED
                                                                  SEPTEMBER 30, 2009

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
-------------------------------------------------------------------------------------
Fair Value as of 3/31/2009 .....................................        $ 60,098
Total unrealized gain (losses) included in earnings ............         (60,098)
Total realized gain (losses) included in earnings ..............              --
                                                                        --------
Fair Value as of 9/30/2009 .....................................        $     --
                                                                        ========
The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses
  relating to assets still held at the reporting date ..........        $    --
                                                                        =======


THE BUFFALO INTERNATIONAL FUND
------------------------------------------------------------------------------------------------
                                 LEVEL 1          LEVEL 2**        LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------
Common Stocks
  Austria ................   $         --      $    161,379     $        --      $    161,379
  Brazil .................      1,850,394              --                --         1,850,394
  Cayman Islands .........        664,846              --                --           664,846
  China ..................             --         1,049,877              --         1,049,877
  Denmark ................             --           159,041              --           159,041
  Finland ................         81,872                --              --            81,872
  France .................        191,142           880,041              --         1,071,183
  Germany ................      1,052,625         1,357,236              --         2,409,861
  Guernsey ...............        508,032                --              --           508,032
  Hong Kong ..............        383,540           623,047              --         1,006,587
  India ..................        571,350                --              --           571,350
  Israel .................        449,984                --              --           449,984
  Japan ..................        316,382           486,448              --           802,830
  Luxembourg .............        655,222                --              --           655,222
  Malaysia ...............        141,577                --              --           141,577
  Mexico .................        429,534                --              --           429,534
  Netherlands ............        343,948                --              --           343,948
  Norway .................             --           102,837              --           102,837
  Singapore ..............             --           694,725              --           694,725
  Spain ..................        173,880           221,958              --           395,838
  Sweden .................        231,880                --              --           231,880
  Switzerland ............      1,189,856         1,077,707              --         2,267,563
  Taiwan .................        167,480                --              --           167,480
  United Kingdom .........        884,385                --              --           884,385
  United States ..........        130,750                --              --           130,750
Preferred Stocks .........        616,221                --              --           616,221
Short Term Investments ...      1,111,645                --              --         1,111,645
                             ------------      ------------     -----------      ------------
  TOTAL* .................   $ 12,146,545      $  6,814,296     $        --      $ 18,960,841
                             ============      ============     ===========      ============


THE BUFFALO LARGE CAP FUND
------------------------------------------------------------------------------------------------
                                 LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------
Common Stocks ............   $ 29,840,110      $       --       $        --      $ 29,840,110
Short Term Investments ...        812,344              --                --           812,344
                             ------------      ------------     -----------      ------------
  TOTAL* .................   $ 30,652,454      $       --       $        --      $ 30,652,454
                             ============      ============     ===========      ============


THE BUFFALO MICRO CAP FUND
------------------------------------------------------------------------------------------------
                                 LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------
Common Stocks ............   $ 21,618,199      $       --       $        --      $ 21,618,199
Short Term Investments ...      1,479,530              --                --         1,479,530
                             ------------      ------------     -----------      ------------
  TOTAL* .................   $ 23,097,729      $       --       $        --      $ 23,097,729
                             ============      ============     ===========      ============


THE BUFFALO MID CAP FUND
------------------------------------------------------------------------------------------------
                                 LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------
Common Stocks ............   $317,023,847      $       --       $        --      $317,023,847
Short Term Investments ...     33,613,500              --                --        33,613,500
                             ------------      ------------     -----------      ------------
  TOTAL* .................   $350,637,347      $       --       $        --      $350,637,347
                             ============      ============     ===========      ============

--------------------------------------------------------------------------------
76

--------------------------------------------------------------------------------

THE BUFFALO SCIENCE & TECHNOLOGY FUND
------------------------------------------------------------------------------------------------
                                 LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------

Common Stocks ............   $  153,674,170       $      --       $       --      $  153,674,170
Short Term Investments ...       11,683,445              --               --          11,683,445
                             --------------       ---------       ----------      --------------
  TOTAL* .................   $  165,357,615       $      --       $       --      $  165,357,615
                             ==============       =========       ==========      ==============


THE BUFFALO SMALL CAP FUND
------------------------------------------------------------------------------------------------
                                 LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------

Common Stocks ............   $2,050,362,682       $      --       $       --      $2,050,362,682
Preferred Stocks .........        1,861,475              --               --           1,861,475
Short Term Investments ...      402,969,832              --               --         402,969,832
                             --------------       ---------       ----------      --------------
  TOTAL* .................   $2,455,193,989       $      --       $       --      $2,455,193,989
                             ==============       =========       ==========      ==============



* ADDITIONAL INFORMATION REGARDING THE INDUSTRY AND/OR GEOGRAPHICAL CLASSIFICATION OF THESE INVESTMENTS IS DISCLOSED IN THE SCHEDULE OF INVESTMENTS.

** THE FUNDS' VALUATION POLICY RESULTS IN THE USE OF FAIR VALUATION PROCEDURES FOR CERTAIN INTERNATIONAL INVESTMENTS WHEN MARKET ACTIVITY FOLLOWS THE LOCAL CLOSING OF MARKETS, BUT BEFORE THE DETERMINATION OF THE FUNDS' NAVS. THE USE OF THIS PROCEDURE RESULTS IN THE CLASSIFICATION OF INVESTMENTS VALUED IN THIS MANNER AS "LEVEL 2". IN THE EVENT THAT SUCH FAIR VALUATION PROCEDURES ARE NOT REQUIRED, IN ACCORDANCE WITH THE FUNDS' POLICY, THESE INVESTMENTS WOULD BE INCLUDED IN "LEVEL 1" DESIGNATION.

B. FEDERAL INCOME TAXES -- Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Funds would recognize interest and penalties accrued related to unrecognized tax benefits in "Other expenses" on the Statement of Operations. Generally, the tax authorities can examine tax returns filed for all open tax years (March 31, 2006 - March 31, 2009).

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for premium amortization on debt securities and deferral of post October and wash sale losses.

E. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION -- Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS -- Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

--------------------------------------------------------------------------------

                          Notes to Financial Statements

--------------------------------------------------------------------------------
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.

H. INDEMNIFICATIONS -- Under the Funds' organizational documents, officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2. FEDERAL TAX MATTERS: The tax character of distributions paid during the six months ended September 30, 2009 and the year ended March 31, 2009 was as follows:


----------------------------------------------------------------------------------------------------------------
                                          PERIOD ENDED SEPTEMBER 30, 2009            YEAR ENDED MARCH 31, 2009
                                     ---------------------------------------------------------------------------
                                       ORDINARY    LONG-TERM        ORDINARY         RETURN OF      LONG-TERM
                                        INCOME   CAPITAL GAINS*     INCOME            CAPITAL     CAPITAL GAINS*
Buffalo Balanced Fund ............   $ 2,143,234       --        $ 5,822,370      $        --      $        --
Buffalo China Fund ...............            --       --            518,977               --          309,980
Buffalo Growth Fund ..............            --       --            534,033               --          340,411
Buffalo High Yield Fund ..........     3,854,635       --          8,318,636               --        1,079,914
Buffalo International Fund .......            --       --            156,106           76,083               --
Buffalo Large Cap Fund ...........            --       --              1,000               --        3,835,923
Buffalo Micro Cap Fund ...........            --       --             27,187            1,259        1,423,680
Buffalo Mid Cap Fund .............            --       --                 --               --        4,947,676
Buffalo Science & Technology Fund.            --       --            876,650               --        1,541,162
Buffalo Small Cap Fund ...........            --       --                 --               --       56,555,052


* THE FUNDS DESIGNATE AS LONG-TERM CAPITAL GAIN DIVIDENDS, PURSUANT TO INTERNAL REVENUE CODE SECTION 852(B)(3), THE AMOUNTS NECESSARY TO REDUCE THE EARNINGS AND PROFITS OF THE FUNDS RELATED TO NET CAPITAL GAIN TO ZERO.

Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

The permanent differences primarily relate to foreign currency adjustments, sale on discount bonds, net operating losses and excise tax adjustments with differing book and tax methods for accounting.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2009, the following table shows the reclassifications made:


----------------------------------------------------------------------------------------
                                        UNDISTRIBUTED        ACCUMULATED
                                        NET INVESTMENT      NET REALIZED        PAID IN
                                         INCOME/(LOSS)       GAIN/(LOSS)        CAPITAL
----------------------------------------------------------------------------------------
Buffalo Balanced Fund ................    $  32,822         $ (32,822)        $      --
Buffalo China Fund ...................        7,977            (7,977)               --
Buffalo Growth Fund ..................         (159)          (10,295)           10,454
Buffalo High Yield Fund ..............       27,594           (27,594)               --
Buffalo International Fund ...........       40,464            35,619           (76,083)
Buffalo Large Cap Fund ...............           --              (314)              314
Buffalo Micro Cap Fund ...............      208,460             1,259          (209,719)
Buffalo Mid Cap Fund .................      714,502              (299)         (714,203)
Buffalo Science & Technology Fund ....      298,112               (22)         (298,090)
Buffalo Small Cap Fund ...............           --              (602)              602


The permanent differences primarily relate to foreign currency adjustments, sale on discount bonds, net operating losses and excise tax adjustments with differing book and tax methods for accounting.

--------------------------------------------------------------------------------
78


As of March 31, 2009, the components of accumulated earnings (losses) for income tax purposes were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                              BUFFALO          BUFFALO            BUFFALO            BUFFALO             BUFFALO
                                             BALANCED           CHINA             GROWTH            HIGH YIELD        INTERNATIONAL
                                               FUND              FUND               FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
Tax Cost of Investments(a) ..........   $   144,250,611    $    23,575,542    $    92,363,700    $   121,276,030    $    21,347,415
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Unrealized Appreciation .............         8,252,200          1,167,011          5,215,540          1,591,098            393,558
Unrealized Depreciation .............       (39,867,296)       (10,703,516)       (29,368,324)       (29,599,822)        (8,300,725)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Net unrealized depreciation .........   $   (31,615,096)   $    (9,536,505)   $   (24,152,784)   $   (28,008,724)   $    (7,907,167)
                                        ===============    ===============    ===============    ===============    ===============
Undistributed Ordinary Income .......           260,857             12,866                 --            448,908               --
Undistributed Long Term Capital Gains                --                 --                 --                 --                 --
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Total Distributable earnings ........   $       260,857    $        12,866    $            --    $       448,908    $            --
                                        ===============    ===============    ===============    ===============    ===============
Other accumulated loss ..............          (793,325)        (8,087,003)          (391,475)        (2,403,737)        (3,067,265)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Total accumulated loss ..............   $   (32,147,564)   $   (17,610,642)   $   (24,544,259)   $   (29,963,553)   $   (10,974,432)
                                        ===============    ===============    ===============    ===============    ===============



------------------------------------------------------------------------------------------------------------------------------------
                                              BUFFALO           BUFFALO            BUFFALO           BUFFALO            BUFFALO
                                             LARGE CAP         MICRO CAP           MID CAP          SCIENCE &          SMALL CAP
                                                FUND              FUND               FUND        TECHNOLOGY FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
Tax Cost of Investments(a) ..........   $    27,947,309    $    24,247,859    $   262,362,316    $   135,548,553    $ 1,554,781,891
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Unrealized Appreciation .............         1,791,832          1,420,595         20,906,341          5,895,494        193,293,451
Unrealized Depreciation .............        (8,492,863)       (11,867,892)       (90,033,791)       (38,584,491)      (487,321,048)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Net unrealized depreciation .........   $    (6,701,031)   $   (10,447,297)   $   (69,127,450)   $   (32,688,997)   $  (294,027,597)
                                        ===============    ===============    ===============    ===============    ===============
Undistributed Ordinary Income .......            70,403                 --                 --                 --          3,016,868
Undistributed Long Term Capital Gains                --                 --                 --                 --                 --
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Total Distributable earnings ........   $        70,403    $            --    $          --      $            --    $     3,016,868
                                        ===============    ===============    ===============    ===============    ===============
Other accumulated loss ..............        (1,845,351)        (6,020,810)       (35,300,010)       (10,181,698)       (42,242,967)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Total accumulated loss ..............   $    (8,475,979)   $   (16,468,107)   $  (104,427,460)   $   (42,870,695)   $  (333,253,696)
                                        ===============    ===============    ===============    ===============    ===============


THE DIFFERENCE BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED APPRECIATION IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES, TRUST PREFERRED SECURITIES' ADJUSTMENTS, AND PREMIUM AMORTIZATION.

(a) REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSE AND MAY DIFFER FROM THE COST FOR FINANCIAL REPORTING PURPOSES.

As of March 31, 2009, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:


--------------------------------------------------------------------------------
                                                       CAPITAL LOSS
                                                        CARRYOVER        EXPIRES
--------------------------------------------------------------------------------
Buffalo Balanced Fund .........................       $   261,035       03/31/17
Buffalo China Fund ............................       $ 1,307,508       03/31/17
Buffalo High Yield Fund .......................       $   526,859       03/31/17
Buffalo International Fund ....................       $ 1,595,613       03/31/17
Buffalo Large Cap Fund ........................       $   846,278       03/31/17
Buffalo Micro Cap Fund ........................       $ 1,922,081       03/31/17
Buffalo Mid Cap Fund ..........................       $10,671,211       03/31/17
Buffalo Science & Technology Fund .............       $ 4,323,454       03/31/17
Buffalo Small Cap Fund ........................       $16,177,574       03/31/17


At March 31, 2009, the following funds deferred, on a tax basis, post-October losses of:

Buffalo Balanced Fund ......... $   532,290      Buffalo Large Cap Fund ........   $   999,073
Buffalo China Fund ............ $ 6,779,547      Buffalo Micro Cap Fund ........   $ 4,098,729
Buffalo Growth Fund ........... $   391,475      Buffalo Mid Cap Fund ..........   $24,628,799
Buffalo High Yield Fund ....... $ 1,876,878      Buffalo Science & Technology ..   $ 5,858,244
Buffalo International Fund .... $ 1,471,814      Buffalo Small Cap Fund ........   $26,065,393

--------------------------------------------------------------------------------
79

                          Notes to Financial Statements

--------------------------------------------------------------------------------
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)

For the year ended March 31, 2009, the Buffalo International Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

---------------------------------------------------------          --------------------------------------------------------
                                     GROSS        TAXES                                                GROSS        TAXES
                                    DIVIDEND     WITHHELD                                             DIVIDEND     WITHHELD
---------------------------------------------------------          --------------------------------------------------------
Brazil ........................   $ 47,390      $  3,643           India .........................    $  2,602     $    520
Austria .......................      6,823         1,023           Jersey ........................       2,625            0
Bermuda .......................     29,450             0           Republic of Korea .............       2,125          405
Hong Kong .....................     14,171             0           Cayman Islands ................       1,416          264
Japan .........................      6,210           435           Luxembourg ....................      11,276        1,224
Singapore .....................      1,458             0           Mexico ........................       3,422            0
Switzerland ...................     27,088         4,097           Malaysia ......................         239            0
China .........................      3,403           480           Netherlands ...................      22,906        3,558
Germany .......................     55,776         8,830           Norway ........................       1,980          297
Spain .........................     65,058        10,044           Sweden ........................       7,882        1,157
Finland .......................      6,508         1,003           Taiwan, Province of China .....      10,349        2,070
France ........................     53,950         9,658           South Africa ..................       2,071            0
United Kingdom ................     15,649             0           United States .................       1,687            0
Isreal ........................      5,154           894           Total .........................    $408,667     $ 49,603


3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. ("KCM") at the rate of 1.00% per annum of the average daily net asset values of the Funds or series, except for the Buffalo China Fund and Buffalo Micro Cap Fund, which have a management fee rate of 1.50% and 1.45%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, directors and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC ("US Bancorp"), KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund's average daily net assets out of the fees KCM receives from the Funds. US Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of US Bancorp. The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds or series and their shares, insurance, certain director expenses and the cost of qualifying the Funds' or series' shares for sale in any jurisdiction. Certain officers and a trustee of the Funds are also officers and/or directors of Kornitzer Capital Management, Inc.

A trustee of the Funds is affiliated with US Bancorp and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above.

4. AGGREGATE COMPENSATION TO TRUSTEES:\

The Funds do not directly compensate any of their trustees. U.S. Bancorp Fund Services, LLC pays trustee fees to non-interested Board members from its share of the management fee that it receives from Kornitzer Capital Management, Inc. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Boards for the six-months ended September 30, 2009 was $85,250. Interested trustees who are affiliated with either the advisor or the Funds' service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Balanced Fund, Buffalo International Fund, Buffalo China Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Growth Fund sold or exchanged within 60 days of their purchase and shares of the Buffalo High Yield Fund, Buffalo Micro Cap Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Funds will employ the "first in, first out" method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

--------------------------------------------------------------------------------
80

--------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS:
The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended September 30, 2009, were as follows:


------------------------------------------------------------------------------------------------
                         BUFFALO         BUFFALO      BUFFALO       BUFFALO         BUFFALO
                        BALANCED          CHINA       GROWTH       HIGH YIELD     INTERNATIONAL
                          FUND            FUND          FUND          FUND            FUND
------------------------------------------------------------------------------------------------
Purchases .........   $  4,774,071   $  1,987,372   $  8,076,765   $ 35,613,997   $  1,899,706
Proceeds from Sales   $ 17,764,425   $  2,895,997   $ 15,424,973   $ 19,788,693   $  2,846,709

------------------------------------------------------------------------------------------------
                          BUFFALO       BUFFALO       BUFFALO        BUFFALO         BUFFALO
                         LARGE CAP     MICRO CAP      MID CAP       SCIENCE &       SMALL CAP
                           FUND          FUND           FUND      TECHNOLOGY FUND     FUND
------------------------------------------------------------------------------------------------
Purchases .........   $  6,156,850   $  1,827,076   $ 52,722,387   $ 36,378,285   $387,362,799
Proceeds from Sales   $  5,472,954   $  2,547,815   $ 15,344,388   $ 26,617,767   $ 69,078,257


There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended September 30, 2009.

7. TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of September 30, 2009 amounted to $762,537,072, representing 31.12% of net assets. There were no affiliated companies held in any other Funds. A summary of affiliated transactions for each company which is an affiliate at September 30, 2009 or was an affiliate during the period ended September 30, 2009 is as follows:


----------------------------------------------------------------------------------------------------------------------
                                                                                           HEIDRICK &     INTERNAP
                        ALIGN                   CHRISTOPHER &                CORPORATE      STRUGGLES      NETWORK
                     TECHNONOGY,   AMERISTAR        BANKS      COLDWATER     EXECUTIVE    INTERNATIONAL    SERVICES
                        INC.      CASINOS, INC.     CORP.     CREEK, INC.    BOARD CO.         INC.          CORP.
----------------------------------------------------------------------------------------------------------------------
March 31, 2009
  Balance
  Shares .........     4,570,125            --     2,622,900     7,744,200            --     1,264,700     2,767,000
  Cost ...........   $54,767,343   $        --   $44,848,255   $82,596,774   $        --   $40,484,311   $42,868,707
Gross Additions
  Shares .........       328,300         7,744       592,500       788,800       253,610            --            --
  Cost ...........   $ 3,850,271   $   123,331   $ 3,150,121   $ 3,861,148   $ 5,964,191   $        --   $        --
Gross Deductions
  Shares .........          --            --            --            --            --              --            --
  Cost ...........   $      --     $      --     $      --     $      --     $      --     $        --   $        --
September 30, 2009
  Balance
  Shares .........     4,898,425     2,890,494     3,215,400     8,533,000     1,957,760     1,264,700     2,767,000
  Cost ...........   $58,617,614   $48,642,100   $47,998,376   $86,457,922   $36,054,074   $40,484,311   $42,868,707
                     ===========   ===========   ===========   ===========   ===========   ===========   ===========
Realized gain
  (loss) .........   $        --   $        --   $        --   $        --   $        --   $        --   $        --
                     ===========   ===========   ===========   ===========   ===========   ===========   ===========
Investment
  income .........   $        --   $   659,577   $   186,540   $        --   $   315,966   $   328,822   $        --
                     ===========   ===========   ===========   ===========   ===========   ===========   ===========


------------------------------------------------
                                    LIFE TIME
                         THE KNOT,   FITNESS
                            INC.       INC.
------------------------------------------------
March 31, 2009
  Balance
  Shares .........     1,893,100            --
  Cost ...........   $32,268,762   $        --
Gross Additions
  Shares .........       144,500       474,500
  Cost ...........   $ 1,228,790   $ 8,696,051
Gross Deductions
  Shares .........            --            --
  Cost ...........   $        --   $        --
September 30, 2009
  Balance
  Shares .........     2,037,600     2,487,950
  Cost ...........   $33,497,552   $58,201,445
                     ===========   ===========
Realized gain
  (loss) .........   $        --   $       --
                     ===========   ===========
Investment
  income .........   $        --   $        --
                     ===========   ===========


* AS A RESULT OF THE BUFFALO SMALL CAP FUND'S BENEFICIAL OWNERSHIP OF COMMON STOCK OF THESE COMPANIES, REGULATORS REQUIRE THAT THE FUND STATE THAT IT MAY BE DEEMED AN AFFILIATE OF THE RESPECTIVE ISSUER. THE FUND DISCLAIMS THAT THE "AFFILIATED PERSONS" ARE AFFILIATES OF THE DISTRIBUTORS, ADVISOR, FUNDS OR ANY OTHER CLIENT OF THE ADVISOR.

     NOTE: SCHEDULE MAY NOT ROLL FORWARD, AS THE SCHEDULE ONLY REFLECTS ACTIVITY DURING THE TIME THE FUND WAS DEEMED AN AFFILIATE (HELD MORE THAN 5% OF A STOCK'S OUTSTANDING SECURITIES).

--------------------------------------------------------------------------------

                          Notes to Financial Statements

--------------------------------------------------------------------------------
                         September 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)


---------------------------------------------------------------------------------------------------
                       MANHATTAN      MARKETAXESS         MKS            OXFORD       P.F. CHANG'S
                       ASSOCIATES      HOLDINGS,       INSTRUMENTS     INDUSTRIES,    CHINA BISTRO,
                          INC.           INC.            CORP.            INC.            INC.
---------------------------------------------------------------------------------------------------
March 31, 2009
  Balance
  Shares .........       1,291,600       1,786,706            --         1,059,625       1,811,700
  Cost ...........   $  27,462,068   $  27,344,087   $        --     $  37,275,979   $  66,434,898
Gross Additions
  Shares .........         442,092            --           537,218         222,100            --
  Cost ...........   $   6,796,068   $        --     $   7,835,561   $   1,735,145   $        --
Gross Deductions
  Shares .........            --              --              --              --           114,100
  Cost ...........   $        --     $        --     $        --     $        --     $   5,181,661
September 30, 2009
  Balance
  Shares .........       1,733,692       1,786,706       3,017,368       1,281,725       1,697,600
  Cost ...........   $  34,258,136   $  27,344,087   $  58,981,325   $  39,011,124   $  61,253,237
                     =============   =============   =============   =============   =============
Realized gain
  (loss) .........   $        --     $        --     $        --     $        --     $  (1,414,772)
                     =============   =============   =============   =============   =============
Investment
  income .........   $        --     $        --     $        --     $     219,705   $        --
                     =============   =============   =============   =============   =============



-------------------------------------------------------------------
                                          WMS
                    PRIVATEBANCORP.    INDUSTRIES
                        INC.              INC.           TOTAL
-------------------------------------------------------------------
March 31, 2009
  Balance
  Shares .........            --         2,595,225            --
  Cost ...........   $        --     $  36,198,121   $ 492,549,305
Gross Additions
  Shares .........         900,685            --              --
  Cost ...........   $  17,815,137   $        --     $  61,055,814
Gross Deductions
  Shares .........            --              --              --
  Cost ...........   $        --     $        --     $   5,181,661
September 30, 2009
  Balance
  Shares .........       2,580,935       2,595,225            --
  Cost ...........   $  49,036,361   $  36,198,121   $ 758,904,492
                     =============   =============   =============
Realized gain
  (loss) .........   $        --     $        --     $  (1,414,772)
                     =============   =============   =============
Investment
  income .........   $      47,225   $        --     $   1,757,833
                     =============   =============   =============


8. OPTIONS WRITTEN:

The Funds adopted FASB ASC 815, Derivatives and Hedging (ASC 815)(formerly known as FAS 161), effective November 15, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Balanced Fund is the only fund that has maintained any positions in derivative instruments or engaged in hedging activities.

For additional information regarding derivative instruments and hedging activities of the Buffalo Balanced Fund please refer to Note 1.G to understand how and why the Buffalo Balanced Fund uses derivatives.

The number of option contracts written and the premiums received by the Buffalo Balanced Fund during the six months ended September 30, 2009 were as follows:

--------------------------------------------------------------------------------
                                                          CALL OPTIONS WRITTEN
                                                         CONTRACTS     PREMIUMS
--------------------------------------------------------------------------------
Outstanding, beginning of period .................           700      $  12,950
Options written ..................................         3,000        184,077
Options terminated in closing transaction ........          --             --
Options exercised ................................        (1,150)       (81,766)
Options expired ..................................        (2,550)      (115,261)
                                                          ------      ---------
Outstanding, end of period .......................          --        $    --
                                                          ======      =========

The following is a summary of the location of derivative investments on the Buffalo Balanced Fund's Statement of Operations as of September 30, 2009:

--------------------------------------------------------------------------------
                                                 LOCATION OF GAINS (LOSS)
DERIVATIVE INVESTMENT TYPE                           ON DERIVATIVES
--------------------------------------------------------------------------------
Options -- equity contracts                      Net realized gain (loss)
                                                 from options written

The following is a summary of the Buffalo Balanced Fund's realized gain (loss) on derivative instruments recognized in the Statement of Operations categorized by primary risk exposure as of September 30, 2009:

--------------------------------------------------------------------------------
                                                   REALIZED GAIN (LOSS)
DERIVATIVE INVESTMENT TYPE                      ON DERIVATIVE INVESTMENTS
--------------------------------------------------------------------------------
Options - equity contracts                             $115,261

9. SUBSEQUENT EVENTS:

In preparing these financial statements, the Funds have performed an evaluation of subsequent events through November 25, 2009, which is the date the financial statements were issued.

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF THE FUNDS, AND IS NOT TO BE CONSTRUED AS AN OFFERING OF THE SHARES OF THE FUNDS. SHARES OF THE FUNDS ARE OFFERED ONLY BY THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM BUFFALO FUNDS C/O U.S. BANCORP FUND SERVICES, LLC,
1-800-49-BUFFALO OR AT WWW.BUFFALOFUNDS.COM.

--------------------------------------------------------------------------------
82

                             Notice to Shareholders

--------------------------------------------------------------------------------

TAX INFORMATION

For the fiscal year ended March 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief
Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Balanced Fund ........   44.95%          Buffalo Micro Cap Fund ...........  100.00%
Buffalo High Yield Fund ......    5.94%          Buffalo Mid Cap Fund .............    0.00%
Buffalo International Fund ...   70.23%          Buffalo Science & Tech Fund ......   36.69%
Buffalo China Fund ...........   13.76%          Buffalo Small Cap Fund ...........    0.00%
Buffalo Large Cap Fund .......  100.00%          Buffalo Growth Fund ..............  100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2009 was as follows (unaudited):

Buffalo Balanced Fund ........   38.49%          Buffalo Micro Cap Fund ...........  100.00%
Buffalo High Yield Fund ......    3.33%          Buffalo Mid Cap Fund .............    0.00%
Buffalo International Fund ...    0.71%          Buffalo Science & Tech Fund ......   31.73%
Buffalo China Fund ...........    0.00%          Buffalo Small Cap Fund ...........    0.00%
Buffalo Large Cap Fund .......  100.00%          Buffalo Growth Fund ..............  100.00%

FOREIGN SHAREHOLDERS: The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the fiscal year ended March 31, 2009 was as follows (unaudited):

Buffalo Balanced Fund ........   64.54%          Buffalo Micro Cap Fund ...........    0.00%
Buffalo High Yield Fund ......   94.84%          Buffalo Mid Cap Fund .............    0.00%
Buffalo International Fund ...    4.99%          Buffalo Science & Tech Fund ......    7.36%
Buffalo China Fund ...........    0.67%          Buffalo Small Cap Fund ...........    0.00%
Buffalo Large Cap Fund .......    7.31%          Buffalo Growth Fund ..............    5.80%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section
871(k)(2)(C) for the fiscal year ended March 31, 2009 was as follows (unaudited):

Buffalo High Yield Fund ......    0.00%          Buffalo Mid Cap Fund .............    0.00%
Buffalo International Fund ...    5.09%          Buffalo Science & Tech Fund ......  100.00%
Buffalo China Fund ...........   91.14%          Buffalo Small Cap Fund ...........    0.00%
Buffalo Large Cap Fund .......    0.00%          Buffalo Growth Fund ..............    0.00%

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http:// www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

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                                                                              83

                                     [logo]

                                   BUFFALO(R)
                                   ---FUNDS---

                                1-800-49-BUFFALO
                                (1-800-492-8332)
                              www.buffalofunds.com

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

     (3) Not applicable.

(b) Certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         Registrant: BUFFALO FUNDS


         By /S/ KENT GASAWAY
         -------------------
            Kent W. Gasaway, President and Treasurer

         Date  11/30/2009
               -----------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.


         By /S/ KENT GASAWAY
         -------------------
            Kent W. Gasaway, President and Treasurer

         Date  11/30/2009
               -----------